                        [TEMPLETON INVESTMENT PLUS LOGO]

                                   TEMPLETON
                                   INVESTMENT
                                      PLUS


                                 ANNUAL REPORT
                               DECEMBER 31, 1996



                   o TEMPLETON VARIABLE PRODUCTS SERIES FUND


                           [FRANKLIN TEMPLETON LOGO]

                               [GLOBE BACKGROUND]

                               TABLE OF CONTENTS


Templeton Investment Plus (TIP) is an individual deferred variable annuity contract issued by the Phoenix Home Life Mutual Insurance Company. On the following pages, you will find a report on each of the funds available within
TIP:

LETTER TO CONTRACT OWNERS ...........................................    2
TEMPLETON STOCK FUND ................................................    4
TEMPLETON INTERNATIONAL FUND ........................................    8
TEMPLETON DEVELOPING MARKETS FUND ...................................   12
TEMPLETON ASSET ALLOCATION FUND .....................................   17
TEMPLETON BOND FUND .................................................   21
TEMPLETON MONEY MARKET FUND .........................................   25

LETTER TO
CONTRACT OWNERS

February 18, 1997

Dear Contract Owner:

We are pleased to bring you the annual report of Templeton Investment Plus and Templeton Variable Products Series Fund for the twelve months ended December 31, 1996.

The year under review was characterized by strong advances in international financial markets. Most equity markets performed well due to subdued inflation, moderate economic growth, rising corporate earnings, and increased merger and acquisition activity. Although many bond markets also strengthened, in general, stocks fared better than fixed-income securities.

In the U.S., the Dow Jones(R) Industrial Average, which is composed of 30 large industrial stocks, recorded 44 all-time highs and registered an impressive return of more than 29% for the year.(1) Broader indices also provided stellar results, with the Standard & Poor's 500(R) Stock Index rising nearly 23%. Although small cap stocks suffered from a sell-off during the summer, the NASDAQ composite index rose 23.2% in 1996.(2)

In Europe, many share prices rose as government efforts to meet standards for membership in the European Monetary Union led to improved fiscal and monetary policies and lower interest rates. The equity markets of Spain, Finland, and Sweden performed especially well, with large gains in the banking and telecommunications sectors. And despite high labor costs, a strong currency, and a poor construction market, German stocks were among the best-performing in Europe. Italy's market, although it was hurt by political scandals, a sluggish economy, and high profile corporate problems, also produced a positive return.

Growing demand for products of third world countries, and recovery of developing markets from the effects of Mexico's 1994 peso devaluation, caused equities in many of these countries to appreciate during the period. Latin American markets, in particular, delivered impressive returns. For example, as measured in U.S. dollars, Brazil's Bovespa Index increased 54.6% and Mexico's Bolsa Index rose 18.9%.(2) Although some Asian stock markets declined due to slowing economies and weakening currencies, Hong Kong's stock market rose substantially, posting strong gains in the financial and real estate sectors.

With regard to debt securities, bond markets in developed countries provided mixed results. Amid investor concerns about the strengthening U.S. economy, and the possibility of higher interest rates, domestic bond prices declined slightly. European bond markets, on the other hand, rallied sharply, as central banks there lowered interest rates in an effort to stimulate economic growth.

As a result of improved economic fundamentals and increased investor interest, bond markets in developing countries significantly outperformed their developed-market counterparts. The J.P. Morgan Emerging Markets Bond Index Plus, which tracks the performance of bond markets in 14 developing nations, produced a total return of 39.3%, while the Salomon Brothers World Government Bond Index, representative of government bonds in 15 developed countries, reported a total return of 3.6% for the same period.(2)

Currency movements also played an important role in global bond markets. During the reporting period, the U.S. dollar appreciated 7.2% versus the German mark and 11.8% versus the Japanese yen, which diminished the returns for U.S. investors in these markets. However, the dollar declined against the Italian lire and British pound, helping U.S. investors in bonds of those countries.

Looking forward, we are optimistic about global financial markets. We believe that economies may continue to grow moderately while worldwide inflation levels remain subdued. It is important, of course, to remember that securities markets always have been -- and always will be -- subject to fluctuation. No one can predict exactly how they will perform in the short term. However, history has shown that over the long term, stocks and bonds have delivered impressive results when left to compound. As always, we will continue to build and improve our ability to serve investors while maintaining the traditional values and principles that have served our clients well for so long.

We appreciate your participation in Templeton Investment Plus and Templeton Variable Products Series Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Charles E. Johnson

Charles E. Johnson
President
Templeton Variable Products Series Fund




(1) TOTAL RETURN, CALCULATED BY WILSHIRE ASSOCIATES, INC., INCLUDES REINVESTED DIVIDENDS.
(2) INDICES ARE UNMANAGED AND INCLUDE PRICE APPRECIATION AND REINVESTED INTEREST OR DIVIDENDS.

TEMPLETON
STOCK FUND


The Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

We are pleased to report that the Fund delivered a total return of 22.48% for the 12 months ended December 31, 1996, as discussed in the Performance Summary on page 6. Its benchmark, the unmanaged Morgan Stanley Capital International(R)*
(MSCI) World Index, posted a total return of 14.00% for the same period. The Fund's strong performance versus this index was in part the result of our bottom-up, value style of investing and relative overweighting in markets that performed exceptionally well during the period. You should keep in mind that Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

In the U.S., many equities rose in value during the reporting period due to subdued inflation, moderate economic growth and strong corporate earnings. The share price of our largest holding, Intel Corp., appreciated 130.7%, considerably impacting the Fund's performance. The Fund also benefited from significant gains in the banking sector, which prompted us to sell our holdings of BankAmerica Corp., NationsBank Corp., and Barnett Banks Inc. at a profit. We realized additional gains by selling our shares of Columbia Healthcare Corp. and Tenet Healthcare Corp. when they hit our target prices. Consequently, our U.S. exposure decreased from 29.8% of total net assets on December 31, 1995 to 19.4% at the end of the reporting period.

Most European stocks performed well in 1996. The equity markets of Norway, Spain and Sweden delivered impressive returns, which helped the Fund's performance because, compared with the MSCI World Index, we were overweighted in all three countries. During the year, our shares of Astra AB rose substantially, as the Swedish health and personal care industry strengthened. Although the Austrian stock market turned in a lackluster performance compared with other European markets, the share price of one of our holdings, Austrian utilities company Evn Energie-Versorgung Niederoesterreich AG, increased 31.7% during the period. This is a good example of how our bottom-up, value style of investing can often help us discover companies that tend to perform well regardless of the direction of the overall markets.

                              TEMPLETON STOCK FUND
                      Geographic Distribution on 12/31/96
                           Based on Total Net Assets


                                  [PIE CHART]

                                Europe 52.1%
                                North America 21.7%
                                Asia 8.1%
                                Australia/New Zealand 7.6%
                                Latin America 5.7%
                                Middle East/Africa 0.7%
                                Short-Term Obligations &
                                Other Net Assets 4.1%

Latin American equity markets rebounded strongly in 1996 as a result of improved economic fundamentals and renewed interest from foreign investors. The telecommunications and electric utility industries performed well as demand for these services continued to grow in many Latin American countries. The share price of one of the Fund's largest holdings, Telebras-Telecomunicacoes Brasileiras SA (Telebras), a Brazilian

* A REGISTERED TRADEMARK OF MORGAN STANLEY AND CO., INC. TOTAL RETURN INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

telecommunications company, appreciated nearly 60% during the fiscal year. We believe demand for utility services will continue to increase, and the expected deregulation of the Brazilian telephone industry could provide Telebras with strong growth potential.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.

                              TEMPLETON STOCK FUND

  Top 10 Holdings on 12/31/96
  Based on Total Net Assets

                                                       % of Total
  Company, Industry, Country                           Net Assets

  Intel Corp. Electronic
  Components & Instruments, U.S.                          2.7%

  Telebras-Telecomunicacoes Brasileiras
  SA, pfd., Telecommunications, Brazil                    2.1%

  Federal National Mortgage Assn.
  Financial Services, U.S.                                2.0%

  Astra AB
  Health & Personal Care, Sweden                          1.7%

  Alcatel Alsthom SA
  Electrical & Electronics, France                        1.6%

  Iberdrola SA
  Utilities - Electrical & Gas, Spain                     1.6%

  Rhone-Poulenc SA, A
  Chemicals, France                                       1.6%

  HSBC Holdings PLC
  Banking, Hong Kong                                      1.6%

  STET (Sta Finanziaria Telefonica
  Torino) SPA, Telecommunications, Italy                  1.5%

  Nokia AB, A
  Telecommunications, Finland                             1.5%



FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 27 OF THIS REPORT.



                                IMPORTANT NOTICE

  At a special meeting held on February 10, 1997, the shareholders of the Templeton Stock Fund approved a new investment management agreement ("New Agreement") between the Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI"). The New Agreement provides for an increase in the rate of the investment management fee payable by the Fund to TICI as follows: 0.75% up to $200 million, 0.675% up to $1.3 billion, and 0.60% over $1.3 billion (based on average daily net assets of the Fund). The New Agreement will be effective on May 1, 1997.

PERFORMANCE
SUMMARY


The Templeton Stock Fund delivered a total return of 22.48% for the one-year period ended December 31, 1996. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contract for which the Fund serves as an underlying investment vehicle. If they had been included, performance would have been lower. For a complete description of expenses, including any applicable sales charges, please refer to the contract prospectus.

 TEMPLETON STOCK FUND

 Periods ended 12/31/96

                                          Since
                                         Inception
                     1-Year     5-Year  (8/24/88)

 Average Annual
 Total Return(1)      22.48%    14.45%     13.47%

 Cumulative
 Total Return(2)      22.48%   115.25%    187.45%

 Value of $10,000
 Investment(3)      $12,248   $21,525    $28,745

 One-Year Total Return(4)
   12/31/92      12/31/93   12/31/94     12/31/95    12/31/96
     7.12%         34.00%    -2.20%        25.24%      22.48%

 1. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL INCREASE IN VALUE OF AN INVESTMENT AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

 2. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN THE FUND'S NET ASSET VALUE OVER THE PERIODS INDICATED AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

 3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS AND ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

 4. TOTAL RETURN REPRESENTS THE ACTUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE ONE-YEAR PERIODS ENDED ON THE SPECIFIED DATES.

 NOTE: TOTAL RETURN FIGURES DO NOT INCLUDE ANY VARIABLE INSURANCE CONTRACT FEES AND CHARGES, WHICH ARE DESCRIBED IN THE PERFORMANCE SUMMARY. PAST EXPENSE REDUCTIONS BY THE FUND MANAGER INCREASED THE FUND'S TOTAL RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

The graph below shows how a $10,000 investment in the Fund since inception has significantly outperformed the unmanaged Morgan Stanley Capital International
(MSCI) World Index.* It also shows how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI).** Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management charges or other expenses. Of course, one cannot invest directly in an index.

TEMPLETON STOCK FUND
Total Return Index Comparison - $10,000 Investment (8/24/88 - 12/31/96)

                                    [LINE GRAPH]

                              8/24/88
Inception:            Templeton Stock Fund              MSCI World Index                        CPI

           8/24/88         $   10,000                      $   10,000                      $   10,000
           8/31/88         $    9,876          0.09%       $   10,000         -1.24%       $   10,009
           9/30/88         $   10,297          0.67%       $   10,060          4.26%       $   10,077
          10/31/88         $   10,984          0.33%       $   10,370          6.67%       $   10,110
          11/30/88         $   11,368          0.08%       $   10,240          3.50%       $   10,118
          12/31/88         $   11,473          0.17%       $   10,270          0.92%       $   10,135
           1/31/89         $   11,890          0.50%       $   10,750          3.64%       $   10,186
           2/28/89         $   11,818          0.41%       $   10,560         -0.61%       $   10,228
           3/31/89         $   11,745          0.58%       $   10,760         -0.62%       $   10,287
           4/30/89         $   12,017          0.65%       $   11,011          2.32%       $   10,354
           5/31/89         $   11,724          0.57%       $   10,981         -2.44%       $   10,413
           6/30/89         $   11,594          0.24%       $   10,811         -1.11%       $   10,438
           7/31/89         $   12,906          0.24%       $   11,522         11.32%       $   10,463
           8/31/89         $   12,596          0.16%       $   11,812         -2.40%       $   10,480
           9/30/89         $   12,954          0.32%       $   11,782          2.84%       $   10,513
          10/31/89         $   12,524          0.48%       $   11,101         -3.32%       $   10,564
          11/30/89         $   13,026          0.24%       $   11,281          4.01%       $   10,589
          12/31/89         $   13,447          0.16%       $   11,772          3.23%       $   10,606
           1/31/90         $   12,822          1.03%       $   11,342         -4.65%       $   10,715
           2/28/90         $   12,274          0.47%       $   11,412         -4.27%       $   10,765
           3/31/90         $   11,535          0.55%       $   11,614         -6.02%       $   10,825
           4/30/90         $   11,372          0.16%       $   11,175         -1.42%       $   10,842
           5/31/90         $   12,571          0.23%       $   12,023         10.55%       $   10,867
           6/30/90         $   12,483          0.54%       $   12,033         -0.70%       $   10,926
           7/31/90         $   12,599          0.38%       $   12,033          0.93%       $   10,967
           8/31/90         $   11,423          0.92%       $   11,165         -9.34%       $   11,068
           9/30/90         $   10,220          0.84%       $   10,145        -10.53%       $   11,161
          10/31/90         $   11,176          0.60%       $   10,012          9.36%       $   11,228
          11/30/90         $   10,995          0.22%       $   10,318         -1.62%       $   11,253
          12/31/90         $   11,227          0.00%       $   10,492          2.11%       $   11,253
           1/31/91         $   11,640          0.60%       $   11,063          3.68%       $   11,320
           2/28/91         $   12,720          0.15%       $   11,808          9.27%       $   11,337
           3/31/91         $   12,347          0.15%       $   11,727         -2.93%       $   11,354
           4/30/91         $   12,446          0.15%       $   11,737          0.80%       $   11,371
           5/31/91         $   12,729          0.30%       $   12,115          2.28%       $   11,405
           6/30/91         $   11,945          0.29%       $   11,496         -6.16%       $   11,438
           7/31/91         $   12,511          0.15%       $   12,189          4.74%       $   11,455
           8/31/91         $   12,474          0.29%       $   12,367         -0.30%       $   11,489
           9/30/91         $   12,803          0.44%       $   12,472          2.64%       $   11,539
          10/31/91         $   13,013          0.15%       $   12,630          1.64%       $   11,557
          11/30/91         $   12,448          0.29%       $   12,283         -4.34%       $   11,590
          12/31/91         $   13,357          0.07%       $   13,354          7.30%       $   11,598
           1/31/92         $   13,113          0.15%       $   13,396         -1.83%       $   11,616
           2/29/92         $   12,888          0.36%       $   13,827         -1.71%       $   11,657
           3/31/92         $   12,284          0.51%       $   13,544         -4.69%       $   11,717
           4/30/92         $   12,457          0.14%       $   13,994          1.41%       $   11,733
           5/31/92         $   12,956          0.14%       $   14,509          4.00%       $   11,750
           6/30/92         $   12,524          0.36%       $   14,155         -3.33%       $   11,792
           7/31/92         $   12,558          0.21%       $   14,187          0.27%       $   11,817
           8/31/92         $   12,866          0.28%       $   13,887          2.45%       $   11,850
           9/30/92         $   12,750          0.28%       $   13,898         -0.90%       $   11,883
          10/31/92         $   12,407          0.35%       $   13,769         -2.69%       $   11,925
          11/30/92         $   12,631          0.14%       $   14,016          1.81%       $   11,941
          12/31/92         $   12,736         -0.07%       $   14,305          0.83%       $   11,933
           1/31/93         $   12,781          0.49%       $   14,499          0.35%       $   11,991
           2/28/93         $   13,086          0.35%       $   14,831          2.39%       $   12,033
           3/31/93         $   13,848          0.35%       $   15,310          5.82%       $   12,075
           4/30/93         $   14,492          0.28%       $   15,550          4.65%       $   12,109
           5/31/93         $   14,828          0.14%       $   16,042          2.32%       $   12,126
           6/30/93         $   14,706          0.14%       $   16,130         -0.82%       $   12,143
           7/31/93         $   15,012          0.00%       $   16,370          2.08%       $   12,143
           8/31/93         $   15,703          0.28%       $   17,442          4.60%       $   12,177
           9/30/93         $   15,416          0.21%       $   17,573         -1.83%       $   12,203
          10/31/93         $   15,843          0.41%       $   18,317          2.77%       $   12,253
          11/30/93         $   14,949          0.07%       $   17,858         -5.64%       $   12,261
          12/31/93         $   15,683          0.00%       $   19,170          4.91%       $   12,261
           1/31/94         $   16,720          0.27%       $   20,231          6.61%       $   12,295
           2/28/94         $   16,506          0.34%       $   19,509         -1.28%       $   12,336
           3/31/94         $   15,798          0.34%       $   18,604         -4.29%       $   12,378
           4/30/94         $   16,289          0.14%       $   18,892          3.11%       $   12,396
           5/31/94         $   16,333          0.07%       $   19,146          0.27%       $   12,404
           6/30/94         $   16,289          0.34%       $   18,593         -0.27%       $   12,446
           7/31/94         $   16,601          0.27%       $   19,534          1.92%       $   12,480
           8/31/94         $   17,103          0.40%       $   20,242          3.02%       $   12,530
           9/30/94         $   16,656          0.27%       $   19,622         -2.61%       $   12,564
          10/31/94         $   17,135          0.07%       $   19,821          2.87%       $   12,573
          11/30/94         $   16,394          0.13%       $   18,980         -4.32%       $   12,589
          12/31/94         $   16,557          0.00%       $   18,748          0.99%       $   12,589
           1/31/95         $   16,312          0.40%       $   18,516         -1.48%       $   12,639
           2/28/95         $   16,553          0.40%       $   19,074          1.48%       $   12,690
           3/31/95         $   17,354          0.33%       $   19,412          4.84%       $   12,732
           4/30/95         $   17,963          0.33%       $   20,156          3.51%       $   12,774
           5/31/95         $   18,120          0.20%       $   20,911          0.87%       $   12,799
           6/30/95         $   18,118          0.20%       $   21,395         -0.01%       $   12,825
           7/31/95         $   19,027          0.00%       $   22,454          5.02%       $   12,825
           8/31/95         $   18,607          0.26%       $   22,218         -2.21%       $   12,858
           9/30/95         $   19,152          0.20%       $   22,849          2.93%       $   12,884
          10/31/95         $   18,853          0.33%       $   22,331         -1.56%       $   12,926
          11/30/95         $   19,511         -0.07%       $   22,860          3.49%       $   12,917
          12/31/95         $   20,085         -0.07%       $   23,480          2.94%       $   12,908
           1/31/96         $   20,452          0.59%       $   23,942          1.83%       $   12,985
           2/29/96         $   20,581          0.32%       $   24,335          0.63%       $   13,026
           3/31/96         $   20,927          0.52%       $   24,850          1.68%       $   13,094
           4/30/96         $   21,423          0.39%       $   25,390          2.37%       $   13,145
           5/31/96         $   21,444          0.19%       $   25,767          0.10%       $   13,170
           6/30/96         $   21,556          0.06%       $   25,956          0.52%       $   13,178
           7/31/96         $   20,797          0.19%       $   24,850         -3.52%       $   13,203
           8/31/96         $   21,040          0.19%       $   25,717          1.17%       $   13,228
           9/30/96         $   21,867          0.32%       $   26,333          3.93%       $   13,270
          10/31/96         $   22,025          0.32%       $   26,735          0.72%       $   13,313
          11/30/96         $   23,263          0.19%       $   28,154          5.62%       $   13,338
          12/31/96         $   22,895          0.00%       $   28,745         -1.58%       $   13,338


Templeton Stock Fund(1)    MSCI World Index(2)      Consumer Price Index(3)

1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include any variable insurance contract fees and charges, which are described in the Performance Summary. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends.

3. Source: U.S. Bureau of Labor Statistics.


 * THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX INCLUDES APPROXIMATELY 1,500 COMPANIES REPRESENTING THE STOCK MARKETS OF 22 COUNTRIES INCLUDING THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE AVERAGE COMPANY IN THE INDEX HAS A MARKET CAPITALIZATION OF ABOUT $3.5 BILLION.

 ** THE CONSUMER PRICE INDEX IS A MEASURE OF THE AVERAGE CHANGE IN PRICES FOR A FIXED BASKET OF GOODS AND SERVICES REGULARLY BOUGHT IN THE U.S.

TEMPLETON
INTERNATIONAL
FUND



The Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

We are pleased to report that the Fund provided a total return of 24.04% for the 12-month period ended December 31, 1996, as discussed in the Performance Summary on page 10. Its benchmark, the unmanaged Morgan Stanley Capital International Europe(R)(1), Australasia, Far East (MSCI EAFE) Index, posted a total return of only 6.36% for the same period. The Fund's strong performance was in part the result of our bottom-up, value style of investing and our relative overweighting in markets that performed exceptionally well during the fiscal year. Our underweighting in poorly performing markets, particularly Japan, also aided the Fund's performance. You should keep in mind that Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

At the end of the reporting period, European holdings comprised our largest geographic exposure, representing 61.0% of the Fund's total net assets, up from 56.9% on December 31, 1995. Compared with the MSCI EAFE Index, the Fund was overweighted in Spain, Finland, and Sweden -- three countries whose stock markets increased more than 35% in U.S. dollar terms during the reporting period.(2) Among the Fund's ten largest holdings, the share price of Stadshypotek AB appreciated 37.4%, Rhone-Poulenc SA 59.5%, and Telefonica de Espana SA more than 65% in 1996. During the twelve months under review, we initiated positions in British Telecommunications PLC, Fiat Spa, and Nokia AB, and sold our holdings of U.K. utility Southern Electric PLC, Dutch insurer Aegon NV, and Swiss food manufacturer Nestle SA at a profit.

                          TEMPLETON INTERNATIONAL FUND
                      Geographic Distribution on 12/31/96
                           Based on Total Net Assets

                                  [PIE CHART]

Europe                  61.0%
Asia                    10.1%
Australia/New Zealand    6.7%
Latin America            5.9%
North America            4.6%
Middle East/Africa       0.5%
Short-Term Obligations
  & Other Net Assets    11.2%

Although some Asian stock markets performed poorly in 1996 because of slowing economies and weakening currencies, Hong Kong's equity market rose 37.5% as concerns about China's takeover in 1997 faded and investors focused on the growth prospects of Hong Kong companies with established operations in China.(3) During the period, we added to our holdings of Consolidated Electric Power Asia Ltd. and Hong Kong Electric, two Hong Kong utilities, and the Fund's performance benefited from its relatively large exposure in Hong Kong. Indonesia's stock market also strengthened appreciably during the fiscal year, and we initiated positions in Asia Pulp and Paper Co. Ltd, a large Indonesian paper company, and PT Bank Bali, a major Indonesian bank. However, we limited our exposure to Japan, whose stock market declined more than 12% in U.S. dollar terms during 1996.(4) Our Japanese holdings represented less than


(1) A REGISTERED TRADEMARK OF MORGAN STANLEY AND CO., INC. TOTAL RETURN INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

(2) PRICE APPRECIATION INCLUDES REINVESTED DIVIDENDS.

(3) PRICE APPRECIATION MEASURED IN U.S. DOLLARS, AND INCLUDES REINVESTED DIVIDENDS.

(4) PRICE DEPRECIATION INCLUDES REINVESTED DIVIDENDS.

1% of the Fund's total net assets at the end of the fiscal year, compared with a 32.3% weighting in the MSCI EAFE Index. Based on standard measures such as price/earnings ratios, we believe that Japanese stocks remain among the world's most expensive, and we do not anticipate increasing our Japanese exposure meaningfully unless valuations fall substantially.

Latin American equity markets rebounded strongly in 1996 due to improved economic fundamentals and renewed interest from foreign investors. The telecommunications and electric utility industries performed well, increasing the value of our holdings of Telecomunicaciones de Chile SA (CTC), Telebras-Telecomunicacoes Brasileiras SA (Telebras), and Eletricidad de Caracas. We believe demand for utility services will continue to increase, and the expected deregulation of the Brazilian telephone industry could provide Telebras with strong growth potential. During the year, we added to our holdings of Telefonica de Argentina, Telefonica del Peru, and Telefonos de Mexico, and we realized profits by eliminating our position in CTC.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.

                                    TEMPLETON
                               INTERNATIONAL FUND

  Top 10 Holdings on 12/31/96
  Based on Total Net Assets

                                                 % of Total
  Company, Industry, Country                     Net Assets

  Nokia AB, A
  Telecommunications, Finland                     2.0%

  BTR PLC
  Multi-Industry, United Kingdom                  1.7%

  Merita Ltd., A
  Banking, Finland                                1.6%

  Fletcher Challenge Ltd. Forestry Division
  Forest Products & Paper, New Zealand            1.5%

  Stadshypotek AB, A
  Banking, Sweden                                 1.5%

  Volvo AB, B
  Automobiles, Sweden                             1.5%

  Telefonica de Espana SA, ADR
  Telecommunications, Spain                       1.4%

  Telecom Italia Spa di Risp
  Telecommunications, Italy                       1.4%

  Rhone-Poulenc SA, A
  Chemicals, France                               1.4%

  Telebras-Telecomunicacoes Brasileiras
  SA, pfd., Telecommunications, Brazil            1.4%


FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 30 OF THIS REPORT.


                                IMPORTANT NOTICE

  At a special meeting held on February 10, 1997, the shareholders of the Templeton International Fund approved a new investment management agreement ("New Agreement") between the Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI"). The New Agreement provides for an increase in the rate of the investment management fee payable by the Fund to TICI as follows: 0.75% up to $200 million, 0.675% up to $1.3 billion, and 0.60% over $1.3 billion (based on average daily net assets of the Fund). The New Agreement will be effective on May 1, 1997.

PERFORMANCE
SUMMARY


The Templeton International Fund delivered a total return of 24.04% for the one-year period ended December 31, 1996. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contract for which the Fund serves as an underlying investment vehicle. If they had been included, performance would have been lower. For a complete description of expenses, including any applicable sales charges, please refer to the contract prospectus.


                          TEMPLETON INTERNATIONAL FUND

                             Periods ended 12/31/96

                                            Since
                                          Inception
                        1-Year    3-Year   (5/1/92)

 Average Annual
 Total Return(1)        24.04%    11.98%     15.28%

 Cumulative
 Total Return(2)        24.04%    40.42%     94.21%

 Value of $10,000
 Investment(3)        $12,404   $14,042    $19,421


 One-Year Total Return(4)

               12/31/94     12/31/95       12/31/96
                -2.22%        15.78%         24.04%

 1. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL INCREASE IN VALUE OF AN INVESTMENT AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

 2. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN THE FUND'S NET ASSET VALUE OVER THE PERIODS INDICATED AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS AND ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

 4. TOTAL RETURN REPRESENTS THE ACTUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE ONE-YEAR PERIODS ENDED ON THE SPECIFIED DATES.

 NOTE: TOTAL RETURN FIGURES DO NOT INCLUDE ANY VARIABLE INSURANCE CONTRACT FEES AND CHARGES, WHICH ARE DESCRIBED IN THE PERFORMANCE SUMMARY. PAST EXPENSE REDUCTIONS BY THE FUND MANAGER INCREASED THE FUND'S TOTAL RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

The graph below shows how a $10,000 investment in the Fund since inception has outperformed the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.* It also shows how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI).** Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management charges or other expenses. Of course, one cannot invest directly in an index.

*THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI
EAFE) INDEX INCLUDES APPROXIMATELY 1,000 COMPANIES REPRESENTING THE STOCK MARKETS OF 20 COUNTRIES IN EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE AVERAGE COMPANY HAS A MARKET CAPITALIZATION OF OVER $3 BILLION.

**THE CONSUMER PRICE INDEX IS A MEASURE OF THE AVERAGE CHANGE IN PRICES FOR A FIXED BASKET OF GOODS AND SERVICES REGULARLY BOUGHT IN THE U.S.


                          TEMPLETON INTERNATIONAL FUND
Total Return Index Comparison - $10,000 Investment (5/1/92 - 12/31/96)

                                  [LINE CHART]

              Templeton International Fund     MSCI EAFE Index               CPI
           5/1/92       $10,000                   $10,000                   $10,000
          5/31/92       $ 9,960          6.72%    $10,672          0.14%    $10,014
          6/30/92       $ 9,720         -4.71%    $10,169          0.36%    $10,050
          7/31/92       $ 9,570         -2.53%    $ 9,912          0.21%    $10,071
          8/31/92       $ 9,470          6.31%    $10,538          0.28%    $10,099
          9/30/92       $ 9,270         -1.94%    $10,333          0.28%    $10,128
         10/31/92       $ 9,170         -5.22%    $ 9,794          0.35%    $10,163
         11/30/92       $ 9,250          0.97%    $ 9,889          0.14%    $10,177
         12/31/92       $ 9,390          0.55%    $ 9,943         -0.07%    $10,170
          1/31/93       $ 9,440          0.02%    $ 9,945          0.49%    $10,220
          2/28/93       $ 9,740          3.05%    $10,248          0.35%    $10,256
          3/31/93       $10,040          8.75%    $11,145          0.35%    $10,292
          4/30/93       $10,370          9.52%    $12,206          0.28%    $10,320
          5/31/93       $10,640          2.14%    $12,467          0.14%    $10,335
          6/30/93       $10,580         -1.54%    $12,275          0.14%    $10,349
          7/31/93       $10,770          3.52%    $12,707          0.00%    $10,349
          8/31/93       $11,610          5.42%    $13,396          0.28%    $10,378
          9/30/93       $11,570         -2.23%    $13,097          0.21%    $10,400
         10/31/93       $12,460          3.10%    $13,503          0.41%    $10,443
         11/30/93       $12,510         -8.72%    $12,326          0.07%    $10,450
         12/31/93       $13,830          7.24%    $13,218          0.00%    $10,450
          1/31/94       $14,610          8.48%    $14,339          0.27%    $10,478
          2/28/94       $14,040         -0.26%    $14,302          0.34%    $10,514
          3/31/94       $13,328         -4.29%    $13,688          0.34%    $10,550
          4/30/94       $13,461          4.27%    $14,273          0.14%    $10,565
          5/31/94       $13,543         -0.55%    $14,194          0.07%    $10,572
          6/30/94       $13,113          1.43%    $14,397          0.34%    $10,608
          7/31/94       $13,881          0.99%    $14,540          0.27%    $10,636
          8/31/94       $14,402          2.39%    $14,887          0.40%    $10,679
          9/30/94       $14,106         -3.13%    $14,422          0.27%    $10,708
         10/31/94       $14,290          3.35%    $14,905          0.07%    $10,715
         11/30/94       $13,666         -4.78%    $14,192          0.13%    $10,729
         12/31/94       $13,523          0.65%    $14,284          0.00%    $10,729
          1/31/95       $13,164         -3.82%    $13,739          0.40%    $10,772
          2/28/95       $13,338         -0.26%    $13,703          0.40%    $10,815
          3/31/95       $13,338          6.27%    $14,562          0.33%    $10,851
          4/30/95       $13,990          3.79%    $15,114          0.33%    $10,887
          5/31/95       $14,425         -1.16%    $14,939          0.20%    $10,909
          6/30/95       $14,611         -1.73%    $14,680          0.20%    $10,930
          7/31/95       $15,336          6.25%    $15,598          0.00%    $10,930
          8/31/95       $14,953         -3.79%    $15,007          0.26%    $10,959
          9/30/95       $15,336          1.98%    $15,304          0.20%    $10,981
         10/31/95       $14,963         -2.66%    $14,897          0.33%    $11,017
         11/30/95       $15,232          2.81%    $15,315         -0.07%    $11,009
         12/31/95       $15,656          4.05%    $15,936         -0.07%    $11,002
          1/31/96       $16,122          0.43%    $16,004          0.59%    $11,066
          2/29/96       $16,349          0.36%    $16,062          0.32%    $11,102
          3/31/96       $16,391          2.15%    $16,407          0.52%    $11,160
          4/30/96       $16,993          2.93%    $16,888          0.39%    $11,203
          5/31/96       $17,225         -1.82%    $16,580          0.19%    $11,224
          6/30/96       $17,362          0.59%    $16,678          0.06%    $11,231
          7/31/96       $16,740         -2.90%    $16,195          0.19%    $11,252
          8/31/96       $17,331          0.24%    $16,234          0.19%    $11,274
          9/30/96       $17,669          2.68%    $16,669          0.32%    $11,310
         10/31/96       $18,017         -1.00%    $16,502          0.32%    $11,346
         11/30/96       $18,967          4.00%    $17,162          0.19%    $11,368
         12/31/96       $19,421         -1.26%    $16,946          0.00%    $11,368


Templeton International Fund(1)    MSCI EAFE Index(2)    Consumer Price Index(3)

1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include any variable insurance contract fees and charges, which are described in the Performance Summary. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends.

3. Source: U.S. Bureau of Labor Statistics.

                       TEMPLETON DEVELOPING MARKETS FUND



The Templeton Developing Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets.

The Fund was made available to investors on March 4, 1996, and, at the end of the reporting period, 83.3% of the Fund's total net assets were invested in equities in 27 markets, with the remaining 16.7% held in cash and other liquid instruments. Our largest country holdings were Thailand (9.8% of total net assets), Turkey (8.9%), South Africa (6.3%), Hong Kong (5.8%), and Mexico (5.6%). As might be expected, returns on investments in developing countries varied according to each market's particular economic and political circumstances.

In Asia, the Hong Kong stock market rallied strongly, buoyed by broad economic recovery particularly in the retail and property sectors. Chinese B shares -- intended for foreign investors -- rallied sharply at the beginning of November due to expectations of higher company earnings. Malaysia's and Taiwan's markets also performed well. However, some Asian markets experienced steep setbacks. Pakistan's stock market fell dramatically during the last few months of the year, finishing 1996 down 22.8%(1). And undermined by a slowdown in economic growth and poor corporate earnings, Thailand's equity market plummeted 35.1% and South Korea's suffered a loss of 32.5%(1). Since 18.0% of the Fund's total net assets were invested in these countries as of December 31, 1996, these declines negatively impacted the Fund's performance. However, our policy is to take a five-year view of emerging markets and invest in companies which, according to our analysts' estimations, should produce the best returns over a five-year time frame. Although some companies with depressed share prices today could be top performers in the future, this change might not become evident for six months, one year, or even after two years.

                              TEMPLETON DEVELOPING
                                  MARKETS FUND
                      Geographic Distribution on 12/31/96
                           Based on Total Net Assets

                                  [PIE CHART]

                                Asia 50.6%
                                Europe 12.6%
                                Latin America 12.0%
                                Middle East/Africa 8.1%
                                Short-Term Obligations &
                                Other Net Assets 16.7%

Many Latin American equity markets rebounded in 1996 due to improved economic fundamentals and renewed interest from foreign investors. In Mexico, subdued inflation, a strengthening currency and declining interest rates buoyed stocks. And by balancing the national budget and privatizing government-owned companies, Brazil reduced inflation from more than 2,500% per annum in 1993, to an annualized level of just 14% in August 1996. As a result, its stock market attracted significant capital from both domestic and international investors, and the Bovespa Index increased 54.6% during 1996(2).

In Eastern Europe, Russia and Poland experienced rising equity prices. Early in 1996, prices of Russian stocks were depressed because of fears that a Communist victory in the June presidential election would result in a repeal of previously enacted economic reforms. But, as the balloting drew near and

(1) PRICE DEPRECIATION MEASURED IN U.S. DOLLARS, AND INCLUDES REINVESTED DIVIDENDS, IF ANY.

(2) PRICE APPRECIATION MEASURED IN U.S. DOLLARS, AND INCLUDES REINVESTED DIVIDENDS, IF ANY.

                        TEMPLETON DEVELOPING MARKETS FUND

Top 10 Holdings on 12/31/96
Based on Total Net Assets

                                              % of Total
  Company, Industry, Country                  Net Assets

  Turkiye Demir Dokum, br.
  Appliances & Household Durables,
  Turkey                                          2.8%

  Borusan AS
  Industrial Components, Turkey                   2.3%

  Hopewell Holdings Ltd.
  Construction & Housing, Hong Kong               1.8%

  Cementos Mexicanos SA de CV (Cemex), B
  Building Materials & Components,
  Mexico                                          1.8%

  CEZ
  Utilities - Electrical & Gas,
  Czech Republic                                  1.6%

  Izocam Ticaret ve Sanayii AS, br.
  Building Materials & Components,
  Turkey                                          1.6%

  Sino-Thai Engineering &
  Construction Public Co.
  Construction & Housing, Thailand                1.5%

  Siam Cement Public Co. Ltd. (The), fgn.
  Building Materials & Components,
  Thailand                                        1.4%

  Itausa-Investimentos Itau SA, pfd.
  Multi-Industry, Brazil                          1.4%

  Saha Pathanapibul Public Co. Ltd.
  Food & Household Products, Thailand             1.3%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 34 OF THIS REPORT.


                        TEMPLETON DEVELOPING MARKETS FUND

  Top 10 Countries Represented
  in the Fund on 12/31/96
  Based on Total Net Assets

                                    % of Total
  Country                           Net Assets


  Thailand                            9.8%

  Turkey                              8.9%

  South Africa                        6.3%

  Hong Kong                           5.8%

  Mexico                              5.6%

  Singapore                           5.3%

  Indonesia                           4.6%

  Pakistan                            4.4%

  Russia                              4.0%

  South Korea                         3.8%


Boris Yeltsin's win seemed likely, prices of several stocks more than tripled. Although some equity prices fell after the elections, the Moscow Times Index increased 126.4% for the year as a whole. The Polish stock market, sparked by privatization, foreign investment, and rapid growth in construction activity, rose 62.3%(2).

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Looking forward, we believe that weak markets such as Thailand and South Korea should offer good opportunities to purchase stocks at bargain prices. We also believe that, even after last year's strong rise, the Russian stock market has room to advance. Russia possesses some of the largest natural reserves in the world and has companies that may one day be equal to the best in their fields. We are concerned, however, about the outlook for Hong Kong following its transfer to China on July 1, 1997. But, even though there is a possibility of economic disaster, in our opinion it is more likely that Hong Kong's economy will continue to prosper. The Chinese government has indicated that the economic and social status quo will be maintained, and evidence that investors believe this can be found in the narrowing of the gap in valuations between Hong Kong stocks and other Asian stocks.

It is important to remember that investing in emerging markets involves special considerations which may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, Hong Kong's market has increased 857% in the last 15 years, but has suffered five declines of more than 20% during that time.(3)

3 SOURCE: BLOOMBERG. BASED ON QUARTERLY PERCENTAGE PRICE CHANGE OVER 15 YEARS ENDED DECEMBER 31, 1996.

PERFORMANCE
SUMMARY


The Templeton Developing Markets Fund reported a total return of -5.70% for the period from the Fund's inception through December 31, 1996. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contract for which the Fund serves as an underlying investment vehicle. If they had been included, performance would have been lower. For a complete description of expenses, including any applicable sales charges, please refer to the contract prospectus.


                              TEMPLETON DEVELOPING
                                  MARKETS FUND

 Period ended 12/31/96

                                              Since
                                            Inception
                                            (3/4/96)

 Aggregate Total Return(1)                   -5.70%

 Cumulative Total Return(2)                  -5.70%

 Value of $10,000
 Investment(3)                              $9,430

 1. AGGREGATE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIOD. SINCE THE FUND HAS EXISTED FOR LESS THAN ONE YEAR, AVERAGE ANNUAL TOTAL RETURNS ARE NOT PROVIDED.

 2. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN THE FUND'S NET ASSET VALUE OVER THE PERIOD INDICATED.

 3. THIS FIGURE REPRESENTS THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIOD.

 THE FUND'S INVESTMENT MANAGER AND BUSINESS MANAGER HAVE AGREED IN ADVANCE TO WAIVE A PORTION OF THEIR RESPECTIVE FEES, WHICH INCREASES TOTAL RETURN TO CONTRACT OWNERS. IF THE MANAGERS HAD NOT TAKEN THIS ACTION, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME AFTER MAY 1, 1997, UPON NOTICE TO THE FUND'S BOARD OF TRUSTEES.

 NOTE: TOTAL RETURN FIGURES DO NOT INCLUDE ANY VARIABLE INSURANCE CONTRACT FEES AND CHARGES, WHICH ARE DESCRIBED IN THE PERFORMANCE SUMMARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

The graph below compares the performance of the Fund with that of the broad based Morgan Stanley Capital International(R)* (MSCI) World Index. The index contains approximately 1,500 companies representing the stock markets of 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It differs from the Fund because it includes stocks from some developed countries such as the U.S. where the Fund is not allowed to invest. On December 31, 1996, the index's U.S. weighting was 43.2%.

The graph also compares the Fund's performance with that of the more narrow International Finance Corporation's (IFC) Investable Composite Index and the Consumer Price Index. The IFC Investable Composite Index was designed to reflect the performance of emerging market investments and includes 1,225 stocks that foreigners can buy in 26 countries, including Mexico, South Korea, Brazil, Jordan and Turkey. The Consumer Price Index is used as a measurement of inflation.

Please remember that the Fund's performance differs from that of the indices because the indices are unmanaged, do not contain cash (the Fund generally carries a percentage of cash at any given time) and include no sales charges or management expenses. The Fund's performance can also be markedly different because our philosophy of investing in bargain stocks may result in our purchasing stocks that are not predominant in any index, and not "popular" index stocks. Of course, one cannot invest directly in an index.

Performance data is historical and cannot predict future results. Principal value and investment return will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made, and you may have a gain or loss when you withdraw money.


 *A REGISTERED TRADEMARK OF MORGAN STANLEY AND CO., INC. TOTAL RETURN INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

TEMPLETON DEVELOPING MARKETS FUND
Total Return Index Comparison - $10,000 Investment (3/4/96-12/31/96)

                                  [LINE CHART]

           Templeton Developing Markets Fund   MSCI World Index        CPI           IFC Investible Composite Index
          3/1/96     $ 10,000                  $ 10,000              $ 10,000                  $ 10,000
          3/31/96    $ 10,020        1.68%     $ 10,168     0.52%    $ 10,052      1.44%       $ 10,144
          4/30/96    $  9,980        2.37%     $ 10,409     0.39%    $ 10,091      4.04%       $ 10,554
          5/31/96    $ 10,010        0.10%     $ 10,419     0.19%    $ 10,110     -0.89%       $ 10,460
          6/30/96    $  9,800        0.52%     $ 10,474     0.06%    $ 10,116      1.17%       $ 10,582
          7/31/96    $  9,250       -3.52%     $ 10,105     0.19%    $ 10,136     -6.56%       $  9,888
          8/31/96    $  9,250        1.17%     $ 10,223     0.19%    $ 10,155      3.10%       $ 10,195
          9/30/96    $  9,370        3.93%     $ 10,625     0.32%    $ 10,187      1.48%       $ 10,345
         10/31/96    $  9,140        0.72%     $ 10,701     0.32%    $ 10,220     -2.15%       $ 10,123
         11/30/96    $  9,460        5.62%     $ 11,303     0.19%    $ 10,239      1.48%       $ 10,273
         12/31/96    $  9,430       -1.58%     $ 11,124     0.00%    $ 10,239      0.44%       $ 10,318

Templeton Developing Markets Fund(1)                  MCSI World Index(2)
IFC Investable Composite Index(2)                     Consumer Price Index(3)

AGGREGATE TOTAL RETURN(4)
Since Inception: -5.70%

1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include any variable insurance contract fees and charges, which are described in the Performance Summary. Past performance is not predictive of future results.

2. Indices are unmanaged and include reinvested dividends or interest.

3. Source: U.S. Bureau of Labor Statistics.

4. See footnote 1 on page 15.

TEMPLETON
ASSET
ALLOCATION
FUND



The Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The Fund's assets are allocated among different investments depending upon worldwide market and economic conditions.

We are pleased to report that the Fund provided a total return of 18.93% for the 12-month period ended December 31, 1996, as discussed in the Performance Summary on page 19. This return was in part the result of its high exposure to the financial sector, which benefited from low global interest rates. Our underweighting in poorly performing markets, particularly Japan, also aided the Fund's performance. You should keep in mind that Fund performance does not reflect expenses associated with the variable contract; had those expenses been included, performance would have been lower.

U.S. equity markets strengthened appreciably in 1996 due to subdued inflation, rising corporate earnings, and moderate economic growth. The banking sector performed particularly well, prompting us to sell our shares of MBNA Corp., Chase Manhattan Bank, and Barnett Banks Inc. at a profit. The telecommunications sector also rebounded following passage by Congress of the Telecommunications Bill, which enables companies to enter new markets and offer customers one-stop shopping for their communication needs. In our opinion, the Fund's holdings of AT&T Corp. and Lucent Technologies Inc. should benefit from this regulation.

In Europe, lower interest rates and improved fiscal and monetary policies caused many equity markets to rise during the fiscal year. At the end of the reporting period, the Fund's largest European country weightings were Spain, Norway, Sweden, and the Netherlands -- four nations whose stock markets each increased more than 25% in U.S. dollar terms in 1996(1). Among the Fund's largest equity holdings, the share price of Telefonica de Espana SA appreciated more than 65% and Rhone-Poulenc SA 59.5%. During the reporting period, we initiated positions in British Gas PLC and Komercni Banka SA, and added to our holdings of Banque Nationale de Paris, because we believe these companies are well positioned within their markets and will provide solid long-term performance.

                        TEMPLETON ASSET ALLOCATION FUND
                         Asset Distribution on 12/31/96
                           Based on Total Net Assets

                                  [PIE CHART]

                                Stocks 67.1%
                                Bonds 24.9%
                                Short-Term Obligations &
                                Other Net Assets 8.0%

Latin American equity markets rebounded strongly in 1996 as a result of improved economic fundamentals and renewed interest from foreign investors. We participated in the strong performing telecommunications sector through our holdings of Brazil's Telebras-Telecomunicacoes Brasileiras SA. Believing that demand for utility services will continue to grow, we purchased shares of Telefonica del Peru during the period.

Although some Asian stock markets performed poorly in 1996 because of slowing economies and weakening currencies, Hong Kong's market rose 37.5%, as concerns about China's takeover in 1997 faded and investors focused on growth prospects of Hong Kong companies with established operations in China(1). The rising share price of HSBC Holdings PLC, the holding company for Hong Kong Bank, with over 400 offices worldwide, provided a significant gain for the Fund. The Fund also benefited from its limited exposure to Japan, whose stock market declined more than 12% in U.S. dollar terms during 1996(2). Our Japanese holdings represented less than 1% of total net assets at the end of the period, compared to a 17.5% weighting in the Morgan Stanley Capital International(R)(3) World Index. Based on standard measures such as price/earnings ratios, we believe that Japanese stocks remain among the world's most expensive, and we do not anticipate purchasing additional Japanese equities unless their valuations fall substantially.

With regard to debt securities, global bond markets provided mixed results. Although investor concerns about accelerating U.S. economic growth and potentially higher interest rates caused domestic bond prices to decline slightly, European bond markets rallied sharply, as central banks there lowered interest rates in an effort to stimulate economic growth. Currency movements also played an important role in global bond markets. During the reporting period, the U.S. dollar appreciated 7.2% versus the German mark and 11.8% versus the Japanese yen, diminishing the returns for U.S. investors in these markets. However, the dollar declined against the Italian lire and British pound, helping U.S. investors in bonds of those countries.

Responding to these conditions, we made significant changes to the Fund's fixed-income asset allocation. The changes fell into three broad categories: a shift toward U.S. dollar exposures away from European currencies; a shift in the Fund's European exposure from core markets like Germany and France to smaller markets like Italy and Spain; and a shift out of the Japanese market.

                        TEMPLETON ASSET ALLOCATION FUND
                      Geographic Distribution on 12/31/96
                           Based on Total Net Assets

                                  [PIE CHART]   Europe 38.4%

                                                United States 31.1%

                                                Latin America 8.2%

                                                Australia/
                                                New Zealand 6.3%

                                                Asia 5.4%

                                                Canada 2.6%

                                                Short-Term
                                                Obligations & Other
                                                Net Assets 8.0%


This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.


(1) PRICE APPRECIATION INCLUDES REINVESTED DIVIDENDS.

(2) PRICE DEPRECIATION INCLUDES REINVESTED DIVIDENDS.

(3) A REGISTERED TRADEMARK OF MORGAN STANLEY AND CO., INC. TOTAL RETURN INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

PERFORMANCE
SUMMARY

The Templeton Asset Allocation Fund delivered a total return of 18.93% for the one-year period ended December 31, 1996. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contract for which the Fund serves as an underlying investment vehicle. If they had been included, performance would have been lower. For a complete description of expenses, including any applicable sales charges, please refer to the contract prospectus.

                         TEMPLETON ASSET ALLOCATION FUND

                             Periods ended 12/31/96


                                             Since
                                            Inception
                         1-Year     5-Year  (8/24/88)

 Average Annual
 Total Return(1)         18.93%    14.01%     12.30%

 Cumulative
 Total Return(2)         18.93%    92.67%    163.57%

 Value of $10,000
 Investment(3)         $11,893   $19,267    $26,357


 One-Year Total Return(4)
   12/31/92    12/31/93   12/31/94    12/31/95   12/31/96
     8.42%       26.12%     -2.96%      22.48%     18.93%

1. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL INCREASE IN VALUE OF AN INVESTMENT AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

2. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN THE FUND'S NET ASSET VALUE OVER THE PERIODS INDICATED AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS AND ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

4. TOTAL RETURN REPRESENTS THE ACTUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE ONE-YEAR PERIODS ENDED ON THE SPECIFIED DATES.

 NOTE: TOTAL RETURN FIGURES DO NOT INCLUDE ANY VARIABLE INSURANCE CONTRACT FEES AND CHARGES, WHICH ARE DESCRIBED IN THE PERFORMANCE SUMMARY. PAST EXPENSE REDUCTIONS BY THE FUND MANAGER INCREASED THE FUND'S TOTAL RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


                                IMPORTANT NOTICE

  At a special meeting held on February 10, 1997, the shareholders of the Templeton Asset Allocation Fund approved a new investment management agreement ("New Agreement") between the Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI"). The New Agreement provides for an increase in the rate of the investment management fee payable by the Fund to TICI as follows: 0.65% up to $200 million, 0.585% up to $1.3 billion and 0.52% over $1.3 billion (based on average daily net assets of the Fund). The New Agreement will be effective on May 1, 1997.

The graph below shows how a $10,000 investment in the Fund since inception has outperformed the unmanaged Morgan Stanley Capital International (MSCI) World Index and J.P. Morgan Global Government Bond Index.* It also shows how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI).** Please remember that the Fund's performance differs from that of the indices because the indices do not contain cash (the Fund generally carries a certain percentage of cash at any given time) and include no management charges or other expenses. Of course, one cannot invest directly in an index.

*THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX INCLUDES APPROXIMATELY 1,500 COMPANIES REPRESENTING THE STOCK MARKETS OF 22 COUNTRIES INCLUDING THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE AVERAGE COMPANY IN THE INDEX HAS A MARKET CAPITALIZATION OF ABOUT $3.5 BILLION.

THE J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX INCLUDES ONLY ACTIVELY TRADED FIXED-RATE BONDS WITH A REMAINING MATURITY OF ONE YEAR OR LONGER.
IT IS AN AGGREGATE OF GOVERNMENT SECURITIES ISSUED IN 13 COUNTRIES.

**THE CONSUMER PRICE INDEX IS A MEASURE OF THE AVERAGE CHANGE IN PRICES FOR A FIXED BASKET OF GOODS AND SERVICES REGULARLY BOUGHT IN THE U.S.


TEMPLETON ASSET ALLOCATION FUND
Total Return Index Comparison - $10,000 Investment (8/24/88-12/31/96)


                                  [LINE GRAPH]

       Templeton Asset Allocation Fund                               MSCI World Index   JPM Global GovernmentBond     CPI

       8/24/88                      $10,000                               $10,000           $10,000               $10,000
       8/31/88                      $10,000      -1.24%                   $ 9,876           $ 9,984     0.09%     $10,009
       9/30/88                      $10,070       4.26%                   $10,297           $10,247     0.67%     $10,077
      10/31/88                      $10,380       6.67%                   $10,984           $10,650     0.33%     $10,110
      11/30/88                      $10,320       3.50%                   $11,368           $10,745     0.08%     $10,118
      12/31/88                      $10,280       0.92%                   $11,473           $10,680     0.17%     $10,135
       1/31/89                      $10,560       3.64%                   $11,890           $10,574     0.50%     $10,186
       2/28/89                      $10,440      -0.61%                   $11,818           $10,557     0.41%     $10,228
       3/31/89                      $10,550      -0.62%                   $11,745           $10,467     0.58%     $10,287
       4/30/89                      $10,781       2.32%                   $12,017           $10,640     0.65%     $10,354
       5/31/89                      $10,781      -2.44%                   $11,724           $10,525     0.57%     $10,413
       6/30/89                      $10,721      -1.11%                   $11,594           $10,764     0.24%     $10,438
       7/31/89                      $11,302      11.32%                   $12,906           $11,193     0.24%     $10,463
       8/31/89                      $11,402      -2.40%                   $12,596           $10,862     0.16%     $10,480
       9/30/89                      $11,352       2.84%                   $12,954           $11,033     0.32%     $10,513
      10/31/89                      $10,971      -3.32%                   $12,524           $11,175     0.48%     $10,564
      11/30/89                      $11,161       4.01%                   $13,026           $11,275     0.24%     $10,589
      12/31/89                      $11,642       3.23%                   $13,447           $11,406     0.16%     $10,606
       1/31/90                      $11,352      -4.65%                   $12,822           $11,236     1.03%     $10,715
       2/28/90                      $11,372      -4.27%                   $12,274           $11,115     0.47%     $10,765
       3/31/90                      $11,535      -6.02%                   $11,535           $11,047     0.55%     $10,825
       4/30/90                      $11,134      -1.42%                   $11,372           $11,003     0.16%     $10,842
       5/31/90                      $11,823      10.55%                   $12,571           $11,355     0.23%     $10,867
       6/30/90                      $11,915      -0.70%                   $12,483           $11,561     0.54%     $10,926
       7/31/90                      $12,090       0.93%                   $12,599           $11,900     0.38%     $10,967
       8/31/90                      $11,206      -9.34%                   $11,423           $11,808     0.92%     $11,068
       9/30/90                      $10,302     -10.53%                   $10,220           $11,918     0.84%     $11,161
      10/31/90                      $10,210       9.36%                   $11,176           $12,389     0.60%     $11,228
      11/30/90                      $10,508      -1.62%                   $10,995           $12,607     0.22%     $11,253
      12/31/90                      $10,713       2.11%                   $11,227           $12,747     0.00%     $11,253
       1/31/91                      $11,227       3.68%                   $11,640           $13,036     0.60%     $11,320
       2/28/91                      $11,946       9.27%                   $12,720           $13,049     0.15%     $11,337
       3/31/91                      $11,801      -2.93%                   $12,347           $12,642     0.15%     $11,354
       4/30/91                      $11,939       0.80%                   $12,446           $12,794     0.15%     $11,371
       5/31/91                      $12,268       2.28%                   $12,729           $12,805     0.30%     $11,405
       6/30/91                      $11,748      -6.16%                   $11,945           $12,634     0.29%     $11,438
       7/31/91                      $12,427       4.74%                   $12,511           $12,901     0.15%     $11,455
       8/31/91                      $12,714      -0.30%                   $12,474           $13,169     0.29%     $11,489
       9/30/91                      $12,820       2.64%                   $12,803           $13,649     0.44%     $11,539
      10/31/91                      $12,916       1.64%                   $13,013           $13,784     0.15%     $11,557
      11/30/91                      $12,597      -4.34%                   $12,448           $14,009     0.29%     $11,590
      12/31/91                      $13,680       7.30%                   $13,357           $14,717     0.07%     $11,598
       1/31/92                      $13,563      -1.83%                   $13,113           $14,429     0.15%     $11,616
       2/29/92                      $13,934      -1.71%                   $12,888           $14,387     0.36%     $11,657
       3/31/92                      $13,766      -4.69%                   $12,284           $14,254     0.51%     $11,717
       4/30/92                      $14,116       1.41%                   $12,457           $14,372     0.14%     $11,733
       5/31/92                      $14,708       4.00%                   $12,956           $14,780     0.14%     $11,750
       6/30/92                      $14,664      -3.33%                   $12,524           $15,184     0.36%     $11,792
       7/31/92                      $14,840       0.27%                   $12,558           $15,518     0.21%     $11,817
       8/31/92                      $14,664       2.45%                   $12,866           $15,931     0.28%     $11,850
       9/30/92                      $14,610      -0.90%                   $12,750           $15,915     0.28%     $11,883
      10/31/92                      $14,500      -2.69%                   $12,407           $15,518     0.35%     $11,925
      11/30/92                      $14,610       1.81%                   $12,631           $15,243     0.14%     $11,941
      12/31/92                      $14,785       0.83%                   $12,736           $15,387    -0.07%     $11,933
       1/31/93                      $14,982       0.35%                   $12,781           $15,648     0.49%     $11,991
       2/28/93                      $15,333       2.39%                   $13,086           $15,900     0.35%     $12,033
       3/31/93                      $15,650       5.82%                   $13,848           $16,144     0.35%     $12,075
       4/30/93                      $15,954       4.65%                   $14,492           $16,438     0.28%     $12,109
       5/31/93                      $16,225       2.32%                   $14,828           $16,542     0.14%     $12,126
       6/30/93                      $16,360      -0.82%                   $14,706           $16,556     0.14%     $12,143
       7/31/93                      $16,619       2.08%                   $15,012           $16,563     0.00%     $12,143
       8/31/93                      $17,408       4.60%                   $15,703           $17,053     0.28%     $12,177
       9/30/93                      $17,419      -1.83%                   $15,416           $17,234     0.21%     $12,203
      10/31/93                      $18,005       2.77%                   $15,843           $17,225     0.41%     $12,253
      11/30/93                      $17,656      -5.64%                   $14,949           $17,099     0.07%     $12,261
      12/31/93                      $18,647       4.91%                   $15,683           $17,274     0.00%     $12,261
       1/31/94                      $19,549       6.61%                   $16,720           $17,437     0.27%     $12,295
       2/28/94                      $18,816      -1.28%                   $16,506           $17,246     0.34%     $12,336
       3/31/94                      $17,991      -4.29%                   $15,798           $17,167     0.34%     $12,378
       4/30/94                      $18,152       3.11%                   $16,289           $17,153     0.14%     $12,396
       5/31/94                      $18,279       0.27%                   $16,333           $17,011     0.07%     $12,404
       6/30/94                      $17,783      -0.27%                   $16,289           $17,213     0.34%     $12,446
       7/31/94                      $18,498       1.92%                   $16,601           $17,375     0.27%     $12,480
       8/31/94                      $19,017       3.02%                   $17,103           $17,331     0.40%     $12,530
       9/30/94                      $18,625      -2.61%                   $16,656           $17,416     0.27%     $12,564
      10/31/94                      $18,821       2.87%                   $17,135           $17,677     0.07%     $12,573
      11/30/94                      $18,221      -4.32%                   $16,394           $17,454     0.13%     $12,589
      12/31/94                      $18,095       0.99%                   $16,557           $17,495     0.00%     $12,589
       1/31/95                      $17,899      -1.48%                   $16,312           $17,849     0.40%     $12,639
       2/28/95                      $18,302       1.48%                   $16,553           $18,309     0.40%     $12,690
       3/31/95                      $18,586       4.84%                   $17,354           $19,240     0.33%     $12,732
       4/30/95                      $19,190       3.51%                   $17,963           $19,547     0.33%     $12,774
       5/31/95                      $19,900       0.87%                   $18,120           $20,092     0.20%     $12,799
       6/30/95                      $20,255      -0.01%                   $18,118           $20,218     0.20%     $12,825
       7/31/95                      $21,013       5.02%                   $19,027           $20,314     0.00%     $12,825
       8/31/95                      $20,836      -2.21%                   $18,607           $19,749     0.26%     $12,858
       9/30/95                      $21,522       2.93%                   $19,152           $20,194     0.20%     $12,884
      10/31/95                      $21,096      -1.56%                   $18,853           $20,391     0.33%     $12,926
      11/30/95                      $21,747       3.49%                   $19,511           $20,619    -0.07%     $12,917
      12/31/95                      $22,173       2.94%                   $20,085           $20,874    -0.07%     $12,908
       1/31/96                      $22,742       1.83%                   $20,452           $20,660     0.59%     $12,985
       2/29/96                      $22,931       0.63%                   $20,581           $20,539     0.32%     $13,026
       3/31/96                      $23,143       1.68%                   $20,927           $20,508     0.52%     $13,094
       4/30/96                      $23,706       2.37%                   $21,423           $20,432     0.39%     $13,145
       5/31/96                      $24,031       0.10%                   $21,444           $20,453     0.19%     $13,170
       6/30/96                      $23,994       0.52%                   $21,556           $20,631     0.06%     $13,178
       7/31/96                      $23,369      -3.52%                   $20,797           $21,011     0.19%     $13,203
       8/31/96                      $23,944       1.17%                   $21,040           $21,099     0.19%     $13,228
       9/30/96                      $24,419       3.93%                   $21,867           $21,214     0.32%     $13,270
      10/31/96                      $24,719       0.72%                   $22,025           $21,636     0.32%     $13,313
      11/30/96                      $26,182       5.62%                   $23,263           $21,816     0.19%     $13,338
      12/31/96                      $26,357      -1.58%                   $22,895           $21,794     0.00%     $13,338


Templeton Asset Allocation Fund(1)                    MCSI World Index(2)
J.P. Morgan Global Government Bond Index(2)           Consumer Price Index(3)

AVERAGE ANNUAL TOTAL RETURN(4)
1-Year: 18.93%                  5-Year: 14.01%
Since Inception: 12.30%

1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include any variable insurance contract fees and charges, which are described in the Performance Summary. Past performance is not predictive of future results.

2. Indices are unmanaged and include reinvested dividends or interest.

3. Source: U.S. Bureau of Labor Statistics.

4. See footnote 1 on page 19.

TEMPLETON
BOND FUND


The Templeton Bond Fund seeks high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world.

The year began with many investors convinced that U.S. economic growth would remain slow in the foreseeable future and that domestic interest rates would decline. In an apparent attempt to stimulate growth, the Federal Reserve Board lowered its federal funds rate from 5.50% to 5.25% in January. Shortly thereafter, the economy began showing signs of strength. By the end of March, consumer confidence and industrial production had risen, and gross domestic product (GDP) was growing at an annualized rate of 1.7%. As the economy continued to strengthen in the second quarter, long-term interest rates rose, and the 10-year U.S. Treasury bond's yield climbed from 5.58% on December 31, 1995 to 6.73% on June 30, 1996.

Although economic growth in Europe was weaker than in the U.S., interest rates also rose in many European nations during the first half of 1996. In Germany, for example, GDP increased at an annualized rate of only 0.3% in the first quarter and 1.1% in the second quarter, but the 10-year German government bond's yield rose from 6.03% on December 31, 1995 to 6.51% at the end of June. This was surprising to us, not only because of Europe's relatively weak economic conditions, but also because many central banks had undertaken policies to lower interest rates in an effort to stimulate their domestic economies.

The second half of the fiscal year presented a different picture. Many bond investors became confident that global economic growth did not portend rising inflation and higher interest rates. In the U.S., the 10-year Treasury bond yield peaked at 7.06% on July 5, and fell to 6.43% by the end of the year. In Germany, Australia, and Canada, 10-year government bond yields also declined during the last six months of 1996.

                              TEMPLETON BOND FUND
                      Geographic Distribution on 12/31/96
                           Based on Total Net Assets

                                  [PIE CHART]

                                Europe 38.3%
                                United States 31.0%
                                Australia/New Zealand 11.1%
                                Latin America 8.3%
                                Canada 4.4%
                                Asia 0.8%
                                Short-Term Obligations &
                                Other Net Assets 6.1%

The changing value of the U.S. dollar also played an important role in global bond markets during the reporting period. The U.S. dollar appreciated 7.2% versus the German mark and 11.8% versus the Japanese yen, which diminished the returns for U.S. investors in these markets. However, the dollar declined against the Italian lire and British pound, helping U.S. investors in bonds of those countries.

During the fiscal year, we adopted three strategies. First, we decreased our exposure to bonds denominated in foreign currencies because we believed that most of these currencies were likely to depreciate versus the U.S. dollar over the course of the reporting period. Second, we shifted Fund assets from Germany and France to the United Kingdom, Italy and Ireland because we believed that these countries' currencies were likely to appreciate versus the U.S. dollar. Third, we eliminated our position in Japan because we felt that the bond markets there were unlikely to offer attractive returns.

On December 31, 1996, approximately 93.9% of the Fund's portfolio was invested in bonds and 6.1% in short-term obligations and other net assets. The portfolio consisted primarily of investment-grade securities, as rated by one of the nationally recognized rating services, or of non-rated securities we judged to be equivalent in quality. At the end of the period, 83.5% of the debt securities in the Fund's portfolio were graded AA or higher, 5.2% were A or BBB, 8.5% were below investment grade, and 2.8% were not rated. The lower-rated bonds represented obligations of Argentina, Brazil, Mexico, and India.

Looking forward, we are optimistic about global fixed-income markets. In our opinion, most economies may continue to grow moderately while worldwide inflation levels remain subdued. We find European bond markets to be particularly attractive and believe that interest rates there could decline further in 1997. Of course, there are special risks involved with global investing related to market, currency, economic, political, and other factors; developing markets involve similar but heightened risks. These risks are discussed in the prospectus.


                               TEMPLETON BOND FUND

  Portfolio Breakdown on 12/31/96
  Based on Total Net Assets

  Government Bonds                   82.5%

  Corporate Bonds                    11.4%

  Short-Term Obligations &
  Other Net Assets                    6.1%

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 43 OF THIS REPORT.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

PERFORMANCE
SUMMARY



The Templeton Bond Fund delivered a total return of 9.45% for the one-year period ended December 31, 1996. Total return represents the change in the Fund's share price, as measured by net asset value, and includes reinvestment of dividends and capital gains. It does not include deductions at the Fund or contract level for cost of insurance charges, premium load, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges or other charges that may be incurred under the variable insurance contract for which the Fund serves as an underlying investment vehicle. If they had been included, performance would have been lower. For a complete description of expenses, including any applicable sales charges, please refer to the contract prospectus.

                               TEMPLETON BOND FUND

                             Periods ended 12/31/96


                                               Since
                                             Inception
                          1-Year     5-Year  (8/24/88)

 Average Annual
 Total Return(1)           9.45%     7.07%      8.00%

 Cumulative
 Total Return(2)           9.45%    40.73%     90.19%

1. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL INCREASE IN VALUE OF AN INVESTMENT AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

2. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN THE FUND'S NET ASSET VALUE OVER THE PERIODS INDICATED AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

NOTE: TOTAL RETURN FIGURES DO NOT INCLUDE ANY VARIABLE INSURANCE CONTRACT FEES AND CHARGES, WHICH ARE DESCRIBED IN THE PERFORMANCE SUMMARY. PAST EXPENSE REDUCTIONS BY THE FUND MANAGER INCREASED THE FUND'S TOTAL RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

The graph below shows how an investment in the Fund, since its inception, has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI).* It also compares the Fund's performance with that of the unmanaged J.P. Morgan Global Government Bond Index.** Please remember that the Fund's performance differs from that of an index because an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no management charges or other expenses. Of course, one cannot invest directly in an index.


*THE CONSUMER PRICE INDEX IS A MEASURE OF THE AVERAGE CHANGE IN PRICES FOR A FIXED BASKET OF GOODS AND SERVICES REGULARLY BOUGHT IN THE U.S.

**THE J.P. MORGAN GLOBAL GOVERNMENT BOND INDEX INCLUDES ONLY ACTIVELY TRADED FIXED-RATE BONDS WITH A REMAINING MATURITY OF ONE YEAR OR LONGER. IT IS AN AGGREGATE OF GOVERNMENT SECURITIES ISSUED IN 13 COUNTRIES.

TEMPLETON BOND FUND
Total Return Index Comparison - $10,000 Investment (8/24/88-12/31/96)

                                  [LINE GRAPH]

                  Templeton Bond Fund JPM Global Government Bond Index                CPI
             8/24/88     $ 10,000                 $ 10,000                         $ 10,000
             8/31/88     $ 10,000       -0.16%    $  9,984          0.09%          $ 10,009
             9/30/88     $ 10,060        2.63%    $ 10,247          0.67%          $ 10,077
            10/31/88     $ 10,100        3.94%    $ 10,650          0.33%          $ 10,110
            11/30/88     $ 10,150        0.88%    $ 10,745          0.08%          $ 10,118
            12/31/88     $ 10,190       -0.60%    $ 10,680          0.17%          $ 10,135
             1/31/89     $ 10,240       -0.99%    $ 10,574          0.50%          $ 10,186
             2/28/89     $ 10,210       -0.16%    $ 10,557          0.41%          $ 10,228
             3/31/89     $ 10,367       -0.85%    $ 10,467          0.58%          $ 10,287
             4/30/89     $ 10,429        1.65%    $ 10,640          0.65%          $ 10,354
             5/31/89     $ 10,459       -1.08%    $ 10,525          0.57%          $ 10,413
             6/30/89     $ 10,561        2.27%    $ 10,764          0.24%          $ 10,438
             7/31/89     $ 10,684        3.98%    $ 11,193          0.24%          $ 10,463
             8/31/89     $ 10,704       -2.96%    $ 10,862          0.16%          $ 10,480
             9/30/89     $ 10,735        1.58%    $ 11,033          0.32%          $ 10,513
            10/31/89     $ 10,837        1.29%    $ 11,175          0.48%          $ 10,564
            11/30/89     $ 10,929        0.89%    $ 11,275          0.24%          $ 10,589
            12/31/89     $ 10,970        1.17%    $ 11,406          0.16%          $ 10,606
             1/31/90     $ 10,874       -1.49%    $ 11,236          1.03%          $ 10,715
             2/28/90     $ 10,885       -1.08%    $ 11,115          0.47%          $ 10,765
             3/31/90     $ 10,895       -0.61%    $ 11,047          0.55%          $ 10,825
             4/30/90     $ 10,789       -0.39%    $ 11,003          0.16%          $ 10,842
             5/31/90     $ 11,055        3.20%    $ 11,355          0.23%          $ 10,867
             6/30/90     $ 11,204        1.81%    $ 11,561          0.54%          $ 10,926
             7/31/90     $ 11,321        2.94%    $ 11,900          0.38%          $ 10,967
             8/31/90     $ 11,193       -0.78%    $ 11,808          0.92%          $ 11,068
             9/30/90     $ 11,257        0.94%    $ 11,918          0.84%          $ 11,161
            10/31/90     $ 11,396        3.95%    $ 12,389          0.60%          $ 11,228
            11/30/90     $ 11,566        1.76%    $ 12,607          0.22%          $ 11,253
            12/31/90     $ 11,664        1.11%    $ 12,747          0.00%          $ 11,253
             1/31/91     $ 11,844        2.27%    $ 13,036          0.60%          $ 11,320
             2/28/91     $ 11,901        0.10%    $ 13,049          0.15%          $ 11,337
             3/31/91     $ 11,968       -3.12%    $ 12,642          0.15%          $ 11,354
             4/30/91     $ 12,059        1.21%    $ 12,794          0.15%          $ 11,371
             5/31/91     $ 12,138        0.09%    $ 12,805          0.30%          $ 11,405
             6/30/91     $ 12,070       -1.34%    $ 12,634          0.29%          $ 11,438
             7/31/91     $ 12,205        2.11%    $ 12,901          0.15%          $ 11,455
             8/31/91     $ 12,533        2.08%    $ 13,169          0.29%          $ 11,489
             9/30/91     $ 12,815        3.65%    $ 13,649          0.44%          $ 11,539
            10/31/91     $ 12,996        0.99%    $ 13,784          0.15%          $ 11,557
            11/30/91     $ 13,154        1.63%    $ 14,009          0.29%          $ 11,590
            12/31/91     $ 13,514        5.05%    $ 14,717          0.07%          $ 11,598
             1/31/92     $ 13,195       -1.96%    $ 14,429          0.15%          $ 11,616
             2/29/92     $ 13,219       -0.29%    $ 14,387          0.36%          $ 11,657
             3/31/92     $ 13,096       -0.92%    $ 14,254          0.51%          $ 11,717
             4/30/92     $ 13,145        0.83%    $ 14,372          0.14%          $ 11,733
             5/31/92     $ 13,453        2.84%    $ 14,780          0.14%          $ 11,750
             6/30/92     $ 13,773        2.73%    $ 15,184          0.36%          $ 11,792
             7/31/92     $ 14,178        2.20%    $ 15,518          0.21%          $ 11,817
             8/31/92     $ 14,301        2.66%    $ 15,931          0.28%          $ 11,850
             9/30/92     $ 14,252       -0.10%    $ 15,915          0.28%          $ 11,883
            10/31/92     $ 14,141       -2.50%    $ 15,518          0.35%          $ 11,925
            11/30/92     $ 14,055       -1.77%    $ 15,243          0.14%          $ 11,941
            12/31/92     $ 14,262        0.94%    $ 15,387         -0.07%          $ 11,933
             1/31/93     $ 14,550        1.70%    $ 15,648          0.49%          $ 11,991
             2/28/93     $ 14,929        1.61%    $ 15,900          0.35%          $ 12,033
             3/31/93     $ 14,942        1.54%    $ 16,144          0.35%          $ 12,075
             4/30/93     $ 15,007        1.82%    $ 16,438          0.28%          $ 12,109
             5/31/93     $ 15,020        0.63%    $ 16,542          0.14%          $ 12,126
             6/30/93     $ 15,256        0.08%    $ 16,556          0.14%          $ 12,143
             7/31/93     $ 15,491        0.04%    $ 16,563          0.00%          $ 12,143
             8/31/93     $ 15,740        2.96%    $ 17,053          0.28%          $ 12,177
             9/30/93     $ 15,675        1.06%    $ 17,234          0.21%          $ 12,203
            10/31/93     $ 15,832       -0.05%    $ 17,225          0.41%          $ 12,253
            11/30/93     $ 15,609       -0.73%    $ 17,099          0.07%          $ 12,261
            12/31/93     $ 15,897        1.02%    $ 17,274          0.00%          $ 12,261
             1/31/94     $ 16,211        0.94%    $ 17,437          0.27%          $ 12,295
             2/28/94     $ 15,701       -1.10%    $ 17,246          0.34%          $ 12,336
             3/31/94     $ 15,177       -0.46%    $ 17,167          0.34%          $ 12,378
             4/30/94     $ 15,107       -0.08%    $ 17,153          0.14%          $ 12,396
             5/31/94     $ 15,023       -0.83%    $ 17,011          0.07%          $ 12,404
             6/30/94     $ 14,940        1.19%    $ 17,213          0.34%          $ 12,446
             7/31/94     $ 15,023        0.94%    $ 17,375          0.27%          $ 12,480
             8/31/94     $ 15,051       -0.26%    $ 17,331          0.40%          $ 12,530
             9/30/94     $ 15,051        0.49%    $ 17,416          0.27%          $ 12,564
            10/31/94     $ 15,232        1.50%    $ 17,677          0.07%          $ 12,573
            11/30/94     $ 15,135       -1.26%    $ 17,454          0.13%          $ 12,589
            12/31/94     $ 15,121        0.23%    $ 17,495          0.00%          $ 12,589
             1/31/95     $ 15,204        2.02%    $ 17,849          0.40%          $ 12,639
             2/28/95     $ 15,490        2.58%    $ 18,309          0.40%          $ 12,690
             3/31/95     $ 15,753        5.09%    $ 19,240          0.33%          $ 12,732
             4/30/95     $ 16,060        1.59%    $ 19,547          0.33%          $ 12,774
             5/31/95     $ 16,470        2.79%    $ 20,092          0.20%          $ 12,799
             6/30/95     $ 16,528        0.62%    $ 20,218          0.20%          $ 12,825
             7/31/95     $ 16,587        0.47%    $ 20,314          0.00%          $ 12,825
             8/31/95     $ 16,470       -2.78%    $ 19,749          0.26%          $ 12,858
             9/30/95     $ 16,733        2.25%    $ 20,194          0.20%          $ 12,884
            10/31/95     $ 17,011        0.98%    $ 20,391          0.33%          $ 12,926
            11/30/95     $ 17,114        1.11%    $ 20,619         -0.07%          $ 12,917
            12/31/95     $ 17,377        1.24%    $ 20,874         -0.07%          $ 12,908
             1/31/96     $ 17,274       -1.03%    $ 20,660          0.59%          $ 12,985
             2/29/96     $ 17,187       -0.58%    $ 20,539          0.32%          $ 13,026
             3/31/96     $ 17,236       -0.15%    $ 20,508          0.52%          $ 13,094
             4/30/96     $ 17,334       -0.37%    $ 20,432          0.39%          $ 13,145
             5/31/96     $ 17,416        0.10%    $ 20,453          0.19%          $ 13,170
             6/30/96     $ 17,629        0.87%    $ 20,631          0.06%          $ 13,178
             7/31/96     $ 17,694        1.84%    $ 21,011          0.19%          $ 13,203
             8/31/96     $ 17,923        0.42%    $ 21,099          0.19%          $ 13,228
             9/30/96     $ 18,152        0.55%    $ 21,214          0.32%          $ 13,270
            10/31/96     $ 18,528        1.99%    $ 21,636          0.32%          $ 13,313
            11/30/96     $ 18,986        0.83%    $ 21,816          0.19%          $ 13,338
            12/31/96     $ 19,019       -0.10%    $ 21,794          0.00%          $ 13,338

Templeton Bond Fund(1)              J.P. Morgan Global Government Bond Index(2)
Consumer Price Index(3)

AVERAGE ANNUAL TOTAL RETURN(4)
1-Year: 9.45%                  5-Year: 7.07%
Since Inception: 8.00%

1. Total return measures the change in the Fund's net asset value over the period shown, assuming reinvestment of dividends and capital gains. It does not include any variable insurance contract fees and charges, which are described in the Performance Summary. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested interest.

3. Source: U.S. Bureau of Labor Statistics.

4. See footnote 1 on page 23.

TEMPLETON
MONEY MARKET
FUND



The Templeton Money Market Fund seeks current income, stability of principal, and liquidity by investing in money market instruments with maturities not exceeding 397 days. The Fund may invest in short-term U.S. government securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and repurchase agreements.*

On December 31, 1996, the Fund's 7-day annualized yield was 4.73%, the 30-day annualized yield was 4.93%, and the average maturity of the portfolio was approximately 27 days. Approximately 95.8% of the portfolio was invested in government agency paper, 1.7% in repurchase agreements collateralized by U.S. Treasury notes, and 2.5% in other assets.

In January 1996, apparently responding to prospects for continued slow economic growth and low inflation, the Federal Reserve Board lowered the federal funds rate from 5.50% to 5.25%. During the rest of the fiscal year, unemployment was low, but consumer demand fluctuated and retail sales were relatively weak, as U.S. gross domestic product grew at an annualized rate of 2.5% for the reporting period. Prices, as measured by the Consumer Price Index, rose slightly primarily because of higher energy costs. Apparently unable to find any sustainable evidence of increasing inflation, the Federal Open Market Committee left monetary policy unchanged throughout the remainder of the year.

Looking forward, we believe that the economy may continue to grow steadily, and inflation should remain under control in the first half of 1997. We intend to keep the Fund's portfolio in diversified and highly liquid investments while maintaining a relatively short average maturity in anticipation of any future interest-rate hikes and to meet the cash needs of our shareholders.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.


*PLEASE REMEMBER THAT AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THAT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                                 DECEMBER 31
                                                                              -------------------------------------------------
                                                                               1996       1995       1994       1993       1992
                                                                             --------   --------   --------   --------   --------
Net asset value, beginning of year                                           $  20.83   $  16.94   $  17.53   $  13.33   $  12.72
                                                                             --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income                                                          .41        .40        .26        .23        .25
   Net realized and unrealized gain (loss)                                       3.88       3.80       (.64)      4.23        .64
                                                                             --------   --------   --------   --------   --------
Total from investment operations                                                 4.29       4.20       (.38)      4.46        .89
                                                                             --------   --------   --------   --------   --------
Distributions:
   Dividends from net investment income                                          (.40)      (.27)      (.21)      (.25)      (.28)
   Distributions from net realized gains                                        (1.84)      (.04)        --       (.01)        --
                                                                             --------   --------   --------   --------   --------
Total distributions                                                             (2.24)      (.31)      (.21)      (.26)      (.28)
                                                                             --------   --------   --------   --------   --------
Change in net asset value                                                        2.05       3.89       (.59)      4.20        .61
                                                                             --------   --------   --------   --------   --------
Net asset value, end of year                                                 $  22.88   $  20.83   $  16.94   $  17.53   $  13.33
                                                                             ========   ========   ========   ========   ========
TOTAL RETURN*                                                                  22.48%     25.24%    (2.20)%     34.00%      7.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                                $644,366   $498,777   $378,849   $298,392   $166,219
Ratio of expenses to average net assets                                          .65%       .66%       .73%       .73%       .75%
Ratio of net investment income to average net assets                            2.06%      2.18%      1.81%      1.88%      2.36%
Portfolio turnover rate                                                        23.40%     33.93%      5.10%      4.88%      8.10%
Average commission rate paid (per share)                                     $   .009

* TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

                                           SHARES         VALUE
                                         ---------    ------------
 COMMON STOCKS: 92.8%
 APPLIANCES & HOUSEHOLD DURABLES: 1.0%
 Sony Corp.                                    94,000  $   6,160,608
                                                        ------------
 AUTOMOBILES: 2.6%
 Fiat Spa                                   2,058,000      6,205,223
 Ford Motor Co.                               130,000      4,143,750
 Volvo AB, B                                  290,500      6,410,735
                                                        ------------
                                                          16,759,708
                                                        ------------
 BANKING: 10.3%
 Banco Bilbao Vizcaya                          73,200      3,952,490
 Bankinter SA                                  50,000      7,752,744
 Banque Nationale de Paris                    181,204      7,017,505
 Banque Nationale de Paris, ADR, 144A          10,600        410,507
 Credit Suisse Group Holding, br.              40,000      4,109,077
 Deutsche Bank AG                             128,000      5,981,930
 Fokus Bank AS                              1,160,000      7,966,134
 HSBC Holdings PLC                            466,562      9,983,323
 National Australia Bank Ltd.                 332,376      3,909,995
 Sparbanken Sverige AB, A                     343,000      5,884,440
 Sparbanken Sverige AB, A, 144A               152,200      2,611,113
 Unidanmark AS, A                             125,900      6,520,547
                                                        ------------
                                                          66,099,805
                                                        ------------
 BROADCASTING & PUBLISHING: 0.9%
 News Corp. Ltd.                               96,667        510,189
 News Corp. Ltd., ADR                         260,000      5,427,500
                                                        ------------
                                                           5,937,689
                                                        ------------
 BUILDING MATERIALS & COMPONENTS: 2.2%
 Cie de Saint Gobain                           52,600      7,446,172
 Pioneer International Ltd.                 2,273,600      6,776,886
                                                        ------------
                                                          14,223,058
                                                        ------------
 BUSINESS & PUBLIC SERVICES: 2.7%
 Lex Service PLC                            1,250,000      6,809,538
 Wheelabrator Technologies Inc.               370,000      6,012,500
 WMX Technologies Inc.                        150,000      4,893,750
                                                        ------------
                                                          17,715,788
                                                        ------------
 CHEMICALS: 4.0%
 Akzo Nobel NV                                 65,000      8,885,027
 Rhone-Poulenc SA, A                          292,716      9,986,781
 Solvay SA                                     10,800      6,612,245
                                                        ------------
                                                          25,484,053
                                                        ------------
 DATA PROCESSING & REPRODUCTION: 1.8%
*Bay Networks Inc.                            217,000      4,529,875
*Newbridge Networks Corp.                     260,000      7,345,000
                                                        ------------
                                                          11,874,875
                                                        ------------

 ELECTRICAL & ELECTRONICS: 4.1%
 Alcatel Alsthom SA                           129,835  $  10,436,881
*DSC Communications Corp.                      73,700      1,317,387
 Hitachi Ltd.                                 274,000      2,555,220
 Motorola Inc.                                123,700      7,592,087
 Scitex Corp. Ltd.                            461,400      4,383,300
                                                        ------------
                                                          26,284,875
                                                        ------------
 ELECTRONIC COMPONENTS & INSTRUMENTS:
   3.7%
 BICC                                       1,400,000      6,643,369
 Intel Corp.                                  132,000     17,283,750
                                                        ------------
                                                          23,927,119
                                                        ------------
 ENERGY SOURCES: 2.7%
 Societe Elf Aquitane SA                       92,520      8,427,617
 Total SA, B                                   97,135      7,905,684
 Transportadora de Gas del Sur SA, ADR,
   B                                           77,700        951,825
                                                        ------------
                                                          17,285,126
                                                        ------------
 FINANCIAL SERVICES: 5.4%
 American Express Co.                         125,000      7,062,500
 Axa SA                                       110,830      7,053,790
 Dean Witter Discover & Co.                   110,612      7,328,045
 Federal National Mortgage Assn.              353,600     13,171,600
                                                        ------------
                                                          34,615,935
                                                        ------------
 FOOD & HOUSEHOLD PRODUCTS: 1.5%
 Burns Philp & Co. Ltd.                     3,177,503      5,657,425
 Nestle SA                                      4,000      4,294,359
                                                        ------------
                                                           9,951,784
                                                        ------------
 FOREST PRODUCTS & PAPER: 4.7%
*Asia Pacific Resources International,
   A                                          680,000      3,825,000
 Assidomaen AB                                150,000      4,178,978
 Carter Holt Harvey Ltd.                    1,239,126      2,811,955
*Enso Gutzeit OY, R                           463,300      3,756,759
 Fletcher Challenge Ltd. Forestry
   Division                                 5,122,104      8,581,922
 International Paper Co.                       98,000      3,956,750
 Stora Kopparbergs Bergslags AB, B            225,000      3,068,249
                                                        ------------
                                                          30,179,613
                                                        ------------
 HEALTH & PERSONAL CARE: 4.4%
 Astra AB, A                                  100,000      4,941,458
 Astra AB, B                                  127,000      6,126,674
*Novartis A.G.                                  6,933      7,940,824
*Nycomed ASA, A                               616,200      9,419,802
                                                        ------------
                                                          28,428,758
                                                        ------------
 INDUSTRIAL COMPONENTS: 1.9%
 Goodyear Tire & Rubber Co.                   110,000      5,651,250
 Madeco Manufacturera de Cobre SA, ADR        263,500      6,389,875
                                                        ------------
                                                          12,041,125
                                                        ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                           SHARES         VALUE
                                         ---------    ------------
 COMMON STOCKS (CONT.)
 INSURANCE: 6.0%
 GIO Austrailia Holdings Ltd.               3,041,312  $   7,783,980
 HIH Winterthur International Holdings
   Ltd.                                     1,617,286      4,049,321
 Ing Groep NV                                 228,461      8,230,683
 Partnerre Ltd.                               209,000      7,106,000
 Reliastar Financial Corp.                    144,000      8,316,000
 Torchmark Corp.                               60,000      3,030,000
                                                        ------------
                                                          38,515,984
                                                        ------------
 LEISURE & TOURISM: 1.4%
 Kuoni Reisen Holding AG, B                     3,700      8,983,937
                                                        ------------
 MERCHANDISING: 1.6%
 Home Depot Inc.                              110,000      5,513,750
 House of Fraser PLC                        1,901,700      5,000,701
                                                        ------------
                                                          10,514,451
                                                        ------------
 METALS & MINING: 3.3%
 Boehler Uddeholm AG                           86,000      6,153,917
 Eramet SA                                    126,087      6,614,400
 Outokumpu OY, A                              311,000      5,307,283
 Reynolds Metals Co.                           55,500      3,128,813
                                                        ------------
                                                          21,204,413
                                                        ------------
 MULTI-INDUSTRY: 2.8%
 Hutchison Whampoa Ltd.                       865,600      6,798,785
 Jardine Matheson Holdings Ltd.               512,501      3,382,507
 Jardine Strategic Holdings Ltd.              350,048      1,267,174
*Jardine Strategic Holdings Ltd., wts.         38,894         15,558
 La Cemento Nacional CA, GDR                      400         91,600
 La Cemento Nacional CA, GDR, 144A              4,600      1,053,400
 Metro Pacific Corp. MDI                   23,184,000      5,729,886
                                                        ------------
                                                          18,338,910
                                                        ------------
 REAL ESTATE: 2.4%
*Fastighets AB Tornet, A                       15,220        232,099
 National Health Investors Inc.               203,500      7,707,563
 Summit Properties Inc., REIT                 337,000      7,456,125
                                                        ------------
                                                          15,395,787
                                                        ------------
 TELECOMMUNICATIONS: 9.7%
 Lucent Technologies Inc.                      51,000      2,358,750
 Nokia AB, A                                  169,000      9,809,348
*SPT Telecom AS                                52,600      6,549,371
 STET (Sta Finanziaria Telefonica
   Torino) SPA                              2,180,000      9,912,098
 Telecom Italia Spa                         3,610,800      9,384,269
 Telefonica de Argentina SA, B, ADR           291,000      7,529,625
 Telefonica de Espana SA                      421,500      9,788,735
 Telmex-Telefonos de Mexico SA, L, ADR        221,800      7,319,400
                                                        ------------
                                                          62,651,596
                                                        ------------
 TEXTILES & APPAREL: 1.3%
 Dawson International PLC                   3,450,000  $   3,398,345
*Fruit of the Loom Inc., A                    125,000      4,734,375
                                                        ------------
                                                           8,132,720
                                                        ------------
 TRANSPORTATION: 2.4%
 Helikopter Services Group ASA                585,000      7,612,888
 Koninklijke Nedlloyd NV                      291,500      8,002,954
                                                        ------------
                                                          15,615,842
                                                        ------------
 UTILITIES ELECTRICAL & GAS: 8.0%
*CEZ                                          100,000      3,600,059
 Compania Sevillana de Electricidad           275,921      3,134,862
 Consolidated Electric Power Asia Ltd.      3,849,400      9,033,113
 Endesa-Empresa Nacional de
   Electricidad SA                            115,000      8,184,864
 Evn Energie-Versorgung
   Niederoesterreich AG                        63,600      9,571,857
 Iberdrola SA                                 706,000     10,006,085
 VEBA AG                                      140,000      8,053,299
                                                        ------------
                                                          51,584,139
                                                        ------------
 TOTAL COMMON STOCKS (cost $451,341,338)                 597,907,698
                                                        ------------
 PREFERRED STOCKS: 3.1%
 Jardine Strategic Holdings Ltd.,
   7.50%, conv., 5/07/49                    2,831,000      3,383,045
 News Corp. Ltd., pfd.                        250,067      1,113,087
 News Corp. Ltd., pfd., ADR                   130,000      2,291,250
 Telebras-Telecomunicacoes Brasileiras
   SA, pfd.                               143,434,677     11,042,993
 Telebras-Telecomunicacoes Brasileiras
   SA, pfd., ADR                               31,300      2,394,450
                                                        ------------
TOTAL PREFERRED STOCKS (cost $9,487,540)                  20,224,825
                                                        ------------
                                         PRINCIPAL
                                          IN LOCAL
                                         CURRENCY**
                                        ------------
 SHORT TERM OBLIGATIONS: 4.0%
   (cost $25,435,491)
 U.S. Treasury Bills, 4.78% to 5.00%
   with
   maturities to 3/27/97                   25,605,000     25,440,792
                                                        ------------
 TOTAL INVESTMENTS: 99.9% (cost
   $486,264,369)                                         643,573,315
 OTHER ASSETS, LESS LIABILITIES: 0.1%                        792,450
                                                        ------------
 TOTAL NET ASSETS: 100.0%                              $ 644,365,765
                                                        ============

* NON-INCOME PRODUCING.

** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                                   PERIOD FROM
                                                                                                                   MAY 1, 1992
                                                                              YEAR ENDED DECEMBER 31              (COMMENCEMENT
                                                                      --------------------------------------    OF OPERATIONS) TO
                                                                       1996       1995       1994      1993     DECEMBER 31, 1992
                                                                     --------   --------   --------   -------   -----------------
Net asset value, beginning of period                                 $  15.13   $  13.22   $  13.83   $  9.39        $ 10.00
                                                                     --------   --------   --------   --------      --------
Income from investment operations:
   Net investment income                                                  .43        .23        .12       .10            .06
   Net realized and unrealized gain (loss)                               3.15       1.83       (.42)     4.34           (.67)
                                                                     --------   --------   --------   --------      --------
Total from investment operations                                         3.58       2.06       (.30)     4.44           (.61)
                                                                     --------   --------   --------   --------      --------
Distributions:
   Dividends from net investment income                                  (.24)      (.10)      (.08)       --             --
   Distributions from net realized gains                                 (.07)      (.05)      (.23)       --             --
                                                                     --------   --------   --------   --------      --------
Total distributions                                                      (.31)      (.15)      (.31)       --             --
                                                                     --------   --------   --------   --------      --------
Change in net asset value                                                3.27       1.91       (.61)     4.44           (.61)
                                                                     --------   --------   --------   --------      --------
Net asset value, end of year                                         $  18.40   $  15.13   $  13.22   $ 13.83        $  9.39
                                                                     ========   ========   ========   ========      ========
TOTAL RETURN*                                                          24.04%     15.78%    (2.22)%    47.28%        (6.10)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                        $682,984   $353,141   $150,090   $43,877        $ 7,050
Ratio of expenses to average net assets                                  .65%       .71%       .83%      .95%          1.40%**
Ratio of expenses, net of reimbursement, to average net assets           .65%       .71%       .83%      .95%          1.00%**
Ratio of net investment income to average net assets                    3.23%      2.36%      1.89%     1.62%          1.76%**
Portfolio turnover rate                                                 9.46%      5.19%      6.32%    15.65%          4.50%
Average commission rate paid (per share)                             $   .004

 * TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         ---------    ------------
 COMMON STOCKS: 86.4%
 APPLIANCES & HOUSEHOLD DURABLES: 0.4%
 Email Ltd.                                   432,000  $  1,397,536
 Sony Corp.                                    21,000     1,376,306
                                                       ------------
                                                          2,773,842
                                                       ------------

 AUTOMOBILES: 4.6%
 Fiat Spa                                   2,775,000     8,367,101
 Regie Nationale des Usines Renault SA        296,000     6,365,285
 Volkswagen AG                                 15,600     6,479,298
 Volvo AB, B                                  455,000    10,040,910
                                                       ------------
                                                         31,252,594
                                                       ------------

 BANKING: 16.6%
 ABN AMRO NV                                   99,050     6,448,433
 Argentaria Corporacion Bancaria de
   Espana SA                                  135,600     6,068,446
 Argentaria Corporacion Bancaria de
   Espana SA, ADR                               7,300       164,250
 Australia & New Zealand Banking Group
   Ltd.                                     1,037,510     6,539,587
 Banco Bilbao Vizcaya                           9,000       485,962
 Banco Popular Espanol SA                      16,000     3,142,692
 Bangkok Bank Public Co. Ltd., fgn.           373,800     3,614,692
 Bankinter SA                                  32,000     4,961,756
 Banque Nationale de Paris                    185,000     7,164,513
 Banque Nationale de Paris, ADR, 144A          11,800       456,980
 Barclays PLC                                  30,200       517,612
 Canadian Imperial Bank of Commerce           160,000     7,062,174
 Credit Suisse Group, reg.                     10,000     1,027,269
 Daegu Bank Co. Ltd.                           40,000       477,628
 Den Norske Bank                            1,880,000     7,221,700
 HSBC Holdings PLC                             35,800     7,660,353
*Merita Ltd., A                             3,400,000    10,569,565
 National Bank of Canada                      440,000     4,449,637
 National Westminster Bank PLC                777,299     9,128,010
 PT Bank Bali, fgn.                         1,425,000     3,559,483
 PT Panin Bank, fgn.                          250,000       285,775
 Shinhan Bank Co. Ltd.                         30,600       489,849
 Sparbanken Sverige AB, A, 144A               152,000     2,607,682
 Stadshypotek AB, A                           375,000    10,282,484
 Svenska Handelsbanken, A                      48,000     1,379,503
 Unidanmark AS, A                             150,000     7,768,721
                                                       ------------
                                                        113,534,756
                                                       ------------

 BROADCASTING & PUBLISHING: 0.4%
 News Corp. Ltd., ADR                         125,200     2,613,550
                                                       ------------

 BUILDING MATERIALS & COMPONENTS: 0.4%
*Cementos Paz del Rio SA, ADR, 144A            21,000       267,750
 Cie de Saint Gobain                           18,517     2,621,307
                                                       ------------
                                                          2,889,057
                                                       ------------

 CHEMICALS: 4.8%
 Akzo Nobel NV                                 58,000     7,928,178
 DSM NV                                        16,000     1,579,149
 European Vinyls Corp. EVC
   International NV                            50,000     1,587,026

 Kemira OY, 144A                              563,632  $  7,106,664
 Rhone-Poulenc SA, A                          279,800     9,546,118
 Solvay SA                                      8,100     4,959,184
                                                       ------------
                                                         32,706,319
                                                       ------------

 DATA PROCESSING & REPRODUCTION: 0.7%
*Newbridge Networks Corp.                     180,000     5,085,000
                                                       ------------

 ELECTRICAL & ELECTRONICS: 3.3%
 ABB AG, br.                                    4,000     4,975,719
 Alcatel Alsthom SA                            72,000     5,787,773
 Hitachi Ltd.                                 500,000     4,662,810
 Philips Electronics NV                       168,000     6,811,468
                                                       ------------
                                                         22,237,770
                                                       ------------

 ELECTRONIC COMPONENTS &
   INSTRUMENTS: 0.7%
 BICC                                       1,000,000     4,745,263
                                                       ------------

 ENERGY EQUIPMENT & SERVICES: 0.3%
 Koninklijke Pakhoed NV                        55,000     1,720,243
                                                       ------------

 ENERGY SOURCES: 2.5%
 Repsol SA                                      2,500        95,898
 Societe Elf Aquitane SA                       87,200     7,943,020
 Total SA, B                                   70,000     5,697,204
 YPF Sociedad Anonima, ADR                    144,700     3,653,675
                                                       ------------
                                                         17,389,797
                                                       ------------

 FINANCIAL SERVICES: 2.0%
 Invesco PLC                                  805,000     3,578,605
 Julius Baer Holdings AG                        5,100     5,345,760
 Korea Fund Inc.                               47,229       708,435
 Leichtenstein Global Trust AG                  6,500     3,331,341
 London Pacific Group Ltd.                     23,600        84,699
 Peregrine Investments Holdings Ltd.          300,000       513,931
                                                       ------------
                                                         13,562,771
                                                       ------------

 FOOD & HOUSEHOLD PRODUCTS: 1.7%
 Burns Philp & Co. Ltd.                     1,878,200     3,344,065
*Grupo Embotellador de Mexico SA de
   CV, GDR                                     38,200       319,925
*Grupo Embotellador de Mexico SA, B           250,800       366,387
 Northern Foods PLC                         2,183,100     7,647,993
                                                       ------------
                                                         11,678,370
                                                       ------------

 FOREST PRODUCTS & PAPER: 6.4%
*Asia Pulp & Paper Co. Ltd., ADR              369,600     4,204,200
 Assidomaen AB                                135,100     3,763,866
 Cartiere Burgo SPA                            21,600        99,736
*Enso OY, R                                   200,000     1,621,739
 Fletcher Challenge Ltd. Forestry
   Division                                 6,166,000    10,330,937
 Metsa Serla OY, B                            402,250     3,016,875
 Munksjo AB                                    70,000       708,227
 Norske Skogindustrier AS, A                  176,400     5,932,549

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         ---------    ------------
 COMMON STOCKS (CONT.)
 FOREST PRODUCTS & PAPER: (cont.)
 Sappi Ltd.                                   415,000  $  3,725,553
 Stora Kopparbergs Bergslags AB, B            300,000     4,090,999
*UPM-Kymmene Corp.                            300,000     6,293,478
                                                       ------------
                                                         43,788,159
                                                       ------------

 HEALTH & PERSONAL CARE: 3.5%
 Astra AB, A                                   30,000     1,482,437
 Astra AB, B                                   52,000     2,508,560
*Novartis A.G.                                  4,267     4,886,661
*Nycomed ASA, B                               265,000     4,071,809
 Pharmacia & Upjohn                           119,800     4,747,075
 Smithkline Beecham PLC, A                     90,000     6,156,000
                                                       ------------
                                                         23,852,542
                                                       ------------

 INDUSTRIAL COMPONENTS: 0.5%
 SKF AB, B                                    135,900     3,218,231
                                                       ------------

 INSURANCE: 4.9%
 Baloise-Holding                                1,600     3,215,540
 GIO Austrailia Holdings Ltd.               3,280,000     8,394,881
 Ing Groep NV                                 112,500     4,052,997
 London Insurance Group Inc.                  100,000     1,328,904
 Partnerre Ltd.                               269,000     9,146,000
 Skandia Foersaekrings AB, free               270,000     7,640,931
                                                       ------------
                                                         33,779,253
                                                       ------------

 MACHINERY & ENGINEERING: 0.2%
 Valmet (OY)                                   78,000     1,363,304
                                                       ------------

 MERCHANDISING: 2.6%
*Cifra SA, B                                2,470,000     3,012,195
 Dairy Farm International Holdings Ltd.       839,000       675,395
 Koninklijke Bijenkorf Beheer NV (KBB)         80,300     5,790,530
 Safeway PLC                                1,200,000     8,305,067
                                                       ------------
                                                         17,783,187
                                                       ------------

 METALS & MINING: 1.6%
 Boehler Uddeholm AG                           27,210     1,947,071
 Boehler Uddeholm AG, 144A                     33,800     2,418,633
 Companhia Siderurgica Nacional            12,700,000       360,552
 Maanshan Iron & Steel Co. Ltd., H          1,000,000       214,623
 Pechiney SA, A                               134,145     5,624,517
 SIG (Schweizerische Industrie
   Gesellschaft) Holdings AG                      160       405,230
                                                       ------------
                                                         10,970,626
                                                       ------------

 MULTI-INDUSTRY: 4.7%
 BTR PLC                                    2,400,000    11,676,431
 Cheung Kong Holdings Ltd.                    850,000     7,555,433
 Hutchison Whampoa Ltd.                       600,000     4,712,651
 Jardine Matheson Holdings Ltd.               566,800     3,740,880
 Jardine Strategic Holdings Ltd.              225,000  $    814,500
 Swire Pacific Ltd., A                        400,000     3,814,080
                                                       ------------
                                                         32,313,975
                                                       ------------

 REAL ESTATE: 0.4%
*Fastighets AB Tornet, A                       15,200       231,794
 Hang Lung Development Co. Ltd.               700,000     1,538,561
 New World Development Co. Ltd.               152,783     1,032,117
                                                       ------------
                                                          2,802,472
                                                       ------------

 RECREATION & OTHER CONSUMER GOODS: 0.2%
 SMH AG, br.                                    1,800     1,109,451
                                                       ------------

 TELECOMMUNICATIONS: 11.7%
 British Telecommunications PLC               980,000     6,622,983
 Cpt-Telefonica Del Peru SA, ADR B             27,200       513,400
 Cpt-Telefonica del Peru SA, B              3,000,000     5,582,998
 Hong Kong Telecommunications Ltd.          2,154,631     3,468,247
 Koninklijke PTT Nederland                    121,935     4,654,223
 Nokia AB, A                                  233,300    13,541,544
 STET (Sta Finanziaria Telefonica
   Torino) SPA, di Risp                     1,850,000     6,250,462
 Telecom Italia Spa, di Risp                4,850,000     9,645,613
 Teledanmark AS, B                            123,750     6,829,470
 Telefonica de Espana SA, ADR                 140,000     9,695,000
 Telefonica de Argentina SA, B, ADR           299,800     7,757,325
 Telefonos de Mexico SA, L, ADR               164,100     5,415,300
                                                       ------------
                                                         79,976,565
                                                       ------------

 TRANSPORTATION: 0.7%
 Koninklijke Nedlloyd NV                       24,800       680,869
 Qantas Airways Ltd., ADR, 144A               231,900     3,797,363
                                                       ------------
                                                          4,478,232
                                                       ------------

 UTILITIES ELECTRICAL & GAS: 10.6%
 Australian Gas & Light Company             1,000,000     5,691,122
 British Gas PLC                            1,870,000     7,191,815
*CEZ                                           19,000       684,011
 Compania Sevillana de Electricidad           323,029     3,670,077
 Consolidated Electric Power Asia Ltd.      3,148,800     7,389,065
 Consolidated Electric Power Asia Ltd.,
   ADR, 144A                                   32,000       744,000
 Electricas Reunidas de Zaragoza               41,250     1,652,224
 Electricidad de Caracas                      648,949       658,140
 Endesa-Empresa Nacional de
   Electricidad SA, ADR                        60,000     4,200,000
 Evn Energie-Versorgung
   Niederoesterreich AG                        48,600     7,314,344
 Hongkong Electric Holdings Ltd.            1,431,000     4,754,890
 Iberdrola SA                                 626,500     8,879,338
 National Grid Holdings PLC                   122,100       408,924
 National Power PLC                           516,000     4,322,541

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         ---------    ------------
COMMON STOCKS(cont.)
UTILITIES: ELECTRICAL & GAS (cont.)
Shandong Huaneng Power                       100,000  $    975,000
Thames Water Group PLC                       799,000     8,383,655
VEBA AG                                       98,000     5,637,309
                                                      ------------
                                                        72,556,455
                                                      ------------
TOTAL COMMON STOCKS (cost $469,784,600)                590,181,784
                                                      ------------
PREFERRED STOCKS: 2.4%
Banco Ganadero SA, ADR C, pfd.                20,000       430,000
Cemig-Cia Energetica de Minas Gerais,
  pfd.                                    10,123,000       344,870
Lojas Americanas SA, pfd.                172,333,000     2,272,122
News Corp. Ltd., ADR                         221,100     3,896,888
Telebras-Telecomunicacoes Brasileiras
  SA, pfd.                                 4,866,533       374,673
Telebras-Telecomunicacoes Brasileiras
  SA, pfd., ADR                              116,100     8,881,650
                                                      ------------
TOTAL PREFERRED STOCKS                                  16,200,203
  (cost $13,061,522)                                  ------------
                                         PRINCIPAL
                                          IN LOCAL
                                         CURRENCY**
                                         ----------
SHORT TERM OBLIGATIONS: 11.5%
  Cost ($78,275,150)
U. S. Treasury Bills, 4.80% to 5.01%
  with maturities to 3/27/97          U.S.78,806,000  $ 78,290,227
                                                      ------------
TOTAL INVESTMENTS: 100.3%
  (cost $561,121,272)                    684,672,214
OTHER ASSETS, LESS LIABILITIES: (0.3%)                 (1,687,838)
                                                      ------------
TOTAL NET ASSETS: 100.0%                              $682,984,376
                                                      ============

 * NON-INCOME PRODUCING.

** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                                  MARCH 4, 1996
                                                                                                                  (COMMENCEMENT
                                                                                                                OF OPERATIONS) TO
                                                                                                                DECEMBER 31, 1996
                                                                                                                -----------------
Net asset value, beginning of period                                                                                 $ 10.00
                                                                                                                     -------
Income from investment operations:
   Net investment income                                                                                                 .05
   Net realized and unrealized loss                                                                                     (.62)
                                                                                                                     -------
Total from investment operations                                                                                        (.57)
                                                                                                                     -------
Net asset value, end of period                                                                                       $  9.43
                                                                                                                     =======
TOTAL RETURN*                                                                                                        (5.70)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                                                      $72,245
Ratio of expenses to average net assets                                                                                1.78%**
Ratio of expenses, net of reimbursement, to average net assets                                                         1.70%**
Ratio of net investment income to average net assets                                                                   1.52%**
Portfolio turnover rate                                                                                                9.95%
Average commission rate paid (per share)                                                                             $  .002

 * TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         ---------    ------------
 LONG TERM INVESTMENTS: 83.3%
 ARGENTINA 3.8%
*Astra Cia Argentina de Petroleo SA            42,382  $     80,964
*Atanor Cia Nacional Para la Industria
   Quimica SA, D                              161,169       233,737
*Buenos Aires Embotelladora SA, ADR            29,000       108,750
 Molinos Rio de Plata SA, B                    48,000       170,911
 Nobleza Piccardo Sdad Industrial
   Comercial y Financial                       12,909        49,063
 Perez Companc SA, B                           52,000       365,626
 Quilmes Industrial SA                         81,000       739,125
 Siderar, A                                    16,595        47,802
*Sociedad Comercial del Plata
   Cadelplata Come                             26,000        66,572
 YPF Sociedad Anonima, ADR                     35,000       883,750
                                                       ------------
                                                          2,746,300
                                                       ------------
 BOTSWANA: 0.7%
 Metsef Ltd.                                   25,000        41,816
 Sechaba Investment Trust Ltd.                406,000       272,747
 Sefalana Holding Co. Ltd.                     41,100        47,896
 Standard Chartered Bank Botswana Ltd.        122,000       132,973
                                                       ------------
                                                            495,432
                                                       ------------
 BRAZIL: 2.4%
 Aracruz Celulose SA, ADR                       2,700        22,275
*Banco do Brasil SA                        17,830,000       154,432
 *Banco do Brazil SA, pfd.                 19,153,000       165,891
 Companhia Siderurgica Nacional               220,000         6,246
 Copene-Petroquimica do Nordeste SA, A,
   pfd.                                       344,000       132,422
 Duratex SA, pfd.                           3,715,000       139,433
 Itausa-Investimentos Itau SA, pfd.         1,305,000       979,598
 Petrobras-Petroleo Brasileiro SA, pfd.       692,000       110,217
                                                       ------------
                                                          1,710,514
                                                       ------------
 CHINA: 2.8%
 China Southern Glass Co. Ltd., B             236,600       146,833
 Chiwan Wharf Holdings Ltd., B                192,000       136,531
 Guangzhou Shipyard International Co.
   Ltd., H                                    787,000       199,434
 Luoyang Glass Co. Ltd., H                    482,000       148,006
 Maanshan Iron & Steel Co. Ltd., H            209,000        44,856
 Northeast Electric Transmission &
   Transformation                             804,000       140,332
*Phoenix Co. Ltd.                             624,710       112,448
 Shandong Huaneng Power                           500         4,875
 Shanghai Dazhong Taxi Shareholding Co.
   Ltd., B                                    133,900       110,601
 Shanghai New Asia Group Co. Ltd., B           50,000        21,800
 Shanghai Pechemical Co. Ltd., H            1,548,000       470,334
*Shanghai Shangling Electric
   Appliance, B                               450,000       195,300
*Shanghai Steel Tube Co. Ltd., B              400,000        76,000
*Shanghai Tyre & Rubber Co. Ltd., B           336,000       142,464
*Shanghai Yaohua Pilkington Glass, B          142,000  $     67,592
*Shenzhen China Bicycles Co.
   (Holdings) Ltd., B                             700           304
                                                       ------------
                                                          2,017,710
                                                       ------------
 CZECH REPUBLIC: 2.2%
*CEZ                                           23,000       828,014
*CEZ, GDR                                      10,000       360,000
 Chemopetrol Group AS                           1,442        62,571
 Komercni Banka AS                              1,000        83,327
*SPT Telecom AS                                 2,000       249,026
                                                       ------------
                                                          1,582,938
                                                       ------------
 GHANA: 0.8%
 Ashanti Goldfields Co. Ltd., GDR              47,000       581,625
                                                       ------------
 GREECE: 1.7%
 Delta Dairy SA                                22,700       259,471
 Ergo Bank SA                                   4,000       202,748
 Hellas Can--Container Manufacturers            9,000       126,039
 Hellenic Telecommunications
   Organizations                               16,700       285,317
 Hellenic Telecommunications
   Organizations, 144A                         15,000       256,273
 National Bank of Greece SA                     1,000        63,637
 Titan Cement Co., reg.                         1,000        54,376
                                                       ------------
                                                          1,247,861
                                                       ------------
 HONG KONG: 5.8%
*Citybus                                        2,200           583
 Cross Harbour Tunnel Co. Ltd.                121,000       263,605
 Dairy Farm International Holdings Ltd.       200,000       161,000
 Hang Lung Development Co. Ltd.               126,000       276,941
 Hongkong Electric Holdings Ltd.              237,000       787,498
 Hopewell Holdings Ltd.                     2,029,000     1,311,656
 Hualing Holdings Ltd.                        556,000        61,822
 IMC Holdings Ltd.                             32,000        16,963
 Jardine Matheson Holdings Ltd.                10,000        66,000
 Lai Sun Garment International Ltd.            66,000       104,958
 Laws International Holdings Ltd.             686,000       107,319
 NG Fund Hong Ltd.                            266,000       239,020
 Semi-Tech (Global) Co. Ltd.                   57,069        94,445
 Swire Pacific Ltd., B                        310,000       468,938
 Wheelock & Co. Ltd.                           83,000       236,621
                                                       ------------
                                                          4,197,369
                                                       ------------
 HUNGARY: 1.2%
 Borsodchem, RT                                 2,089        52,322
 Borsodchem, RT, GDR, 144A                      4,000       100,600
 Mol Magyar Olay--Es Gazipari, RT               3,242        40,500
 Pick Szeged, RT                                1,000        59,184
*Tiszai Vegyi Kombinat, RT                     23,564       268,137
*Tiszai Vegyi Kombinat, RT, GDR, S              8,000        90,400
*Tiszai Vegyi Kombinat, RT, GDR, 144A          21,000       237,300
                                                       ------------
                                                            848,443
                                                       ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         ---------    ------------
 LONG TERM INVESTMENTS (CONT.)
 INDIA: 0.7%
 Gujarat Narmanda Valley Fertilizers
   Co. Ltd., ADR                                9,000  $     24,750
 India Cements Ltd., GDR                      139,700       349,250
 Indian Rayon & Industries Ltd., GDR           12,000       102,600
*Indo Gulf Fertilisers & Chemicals,
   GDR                                          7,150         5,184
                                                       ------------
                                                            481,784
                                                       ------------
 INDONESIA: 4.6%
*Asia Pulp & Paper Co. Ltd., ADR               26,400       300,300
 PT Bank Dagang Nasional Indonesia,
   fgn.                                       125,000       127,011
 PT Barito Pacific Timber, fgn.               219,000       134,441
 PT Branta Mulia, fgn.                         95,000       104,572
*PT Charoen Pokphand Indonesia, fgn.          296,000       327,392
 PT Gadjah Tunggal, fgn.                      545,500       236,722
 PT Indah Kiat Pulp & Paper Corp., fgn.       104,000        75,953
 PT Indocement Tunggal Prakarsa, fgn.          51,000        77,731
 PT Jakarta International Hotel &
   Development, fgn.                          181,000       130,271
 PT Kalbe Farma, fgn.                          74,000        84,589
 PT Pabrik Kertas Tjiwi Kimia, fgn.           297,590       296,078
 PT Pudjiadi Prestige Ltd., fgn.              358,000       128,831
 PT Semen Cibinong, fgn.                       40,500       114,024
 PT Sinar Mas Agro Resources &
   Technology Corp., fgn.                     206,500       146,438
 PT Sumalindo Lestari Jaya, fgn.              146,000       108,171
 PT Tambang Timah (Persero), fgn.             347,000       631,710
 PT Ultra Jaya Milk, fgn.                     143,000        66,596
 PT United Tractors, fgn.                     106,000       222,142
                                                       ------------
                                                          3,312,972
                                                       ------------
 MALAYSIA: 2.9%
*Aokam Perdana Bhd.                            20,000        23,678
 Berjaya Singer Bhd., fgn.                     81,000       121,877
 Boustead Holdings Bhd., fgn.                  39,000        87,250
 Hong Leong Industries Bhd.                    78,000       265,611
*Hong Leong Industries Bhd, new                46,800       158,440
*Hong Leong Industries Bhd, wts., fgn.         19,500         4,633
 Island & Peninsula Bhd, fgn.                  45,000       150,564
 Leader Universal Holdings Bhd.               165,000       346,268
 MBF Capital Bhd.                             331,000       537,359
 Renong Bhd.                                  232,000       411,546
                                                       ------------
                                                          2,107,226
                                                       ------------
 MEXICO: 5.6%
 Cemex SA, B                                  327,000     1,275,267
*Cifra SA, C                                   53,000        64,634
 Coca Cola Femsa SA de CV, ADR                 12,000       346,500
 Cydea SA de CV                                66,000       118,636
*DESC SA, C                                    24,000       130,945
 Fomento Economico Mexicano SA de CV, B       106,000       363,567
*Grupo Financiero Banamex
 Accival SA, L                                276,000       543,445
*Grupo Financiero Bancomer SA de CV, B        500,000       200,076
                                                       ------------
*Grupo Financiero Bancomer SA de CV, L      1,704,000       573,628
*Grupo Financiero Serfin SA, B                732,000       251,997
 Vitro SA                                     115,000       208,905
                                                       ------------
                                                          4,077,600
                                                       ------------
 PAKISTAN: 4.4%
*Bank of Punjab                               208,500        83,754
*DG Khan Cement Co.                         2,651,000       611,822
 Engro Chemical                                55,000       184,569
 National Development Leasing Corp.         3,213,000       581,195
*Pakistan Electron Ltd.                       563,000       165,051
*Pakistan International Airlines Corp.      1,900,600       414,927
*Pakistan Telecom Corp. PTC                    73,000        45,716
*Pakistan Telecommunications Corp.,
   PTC, A                                     263,000       164,704
*Pakland Cement Co. Ltd.                    1,420,800       584,912
*Union Bank Ltd.                            1,408,000       351,298
                                                       ------------
                                                          3,187,948
                                                       ------------
 PERU: 0.2%
 Cpt-Telefonica Del Peru SA, ADR B              7,000       132,125
                                                       ------------
 PHILIPPINES: 1.5%
*Keppel Philippine Holdings Inc., B         5,324,400       587,101
*Philex Mining Corp., B                     1,245,000       142,015
*Philippine National Bank                      18,750       222,790
 RFM Corp.                                    889,000       152,110
                                                       ------------
                                                          1,104,016
                                                       ------------
 POLAND: 2.4%
 Bank Gdanski SA                                4,955        64,456
*Bank Inicjatyw Gospodarczch SA, G            114,238       159,361
 Bank Przemyslowo-Handlowy SA                   1,000        64,518
*Farm Food S.A., rts.                             518         2,385
 Farm Food SA                                   2,592        41,763
 Huta Olawa SA                                 49,959       216,046
 Przedsiebiorstwo Cukiernicze
 Jutrzenka SA                                  25,000       483,888
*Przedsiebiorstwo Handlu
 Zagranicznego Universal SA                   200,000       568,459
 Rolimpex SA                                      965         7,505
 Warta SA                                       3,000        48,650
 Zaklady Cementowo Wapiennicze Gorazdze
   Chorula                                      2,072        51,666
 Zaklady Piwowarskie W Zywcu SA                 1,000        46,383
                                                       ------------
                                                          1,755,080
                                                       ------------
 PORTUGAL: 0.3%
 Espirito Santo Financial Holding
 SA, ADR                                        7,000        92,750
 Portugal Telecom SA                            3,000        85,521
                                                       ------------
                                                            178,271
                                                       ------------
 RUSSIA: 4.0%
 GUM Trade House                                1,000        27,500
 Irkutskenergo                              2,058,000       271,656
*Kamaz                                        119,000       151,725

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         ---------    ------------
 LONG TERM INVESTMENTS (CONT.)
 RUSSIA: (cont.)
*Krasnoyarsk Aluminum Plant                    5,748  $     67,252
*Lukoil Holdings., pfd.                       26,000       213,980
 Lukoil-Holdings                               9,000       103,410
*Megionneftegaz                               50,000       160,000
 Mosenergo                                   478,000       487,560
*Murmansk Sea Shipping                         3,000        66,000
*Norilsk Nickel                               35,000       183,750
*Norilsk Nickel, pfd.                         10,000        30,100
*Novolipetsk Mettallurgy                       2,000        67,000
 Primorsk Shipping                            40,000        70,000
*Purneftegaz                                  40,000       104,000
*Red October                                   3,000        63,000
 Rostelekom                                  153,000       365,670
*Rostelekom, pfd.                             43,000        82,775
*Saint Petersburg City Telephone Net,
  pfd.                                         7,000         6,475
*Tsum Trade House                            216,000        84,348
*Tyumen Telecom                                2,000         2,100
*Unified Energy System                     3,000,000       274,500
*Uralmash                                      1,200         4,080
                                                      ------------
                                                         2,886,881
                                                      ------------
 SINGAPORE: 5.3%
 Acer Computer International Ltd.             71,000       122,120
*Acer Computer International Ltd.,
  wts.                                         6,400         3,008
 First Capital Corp. Ltd.                     40,000       120,632
 First Capital Corp. Ltd., fgn.              181,000       545,859
 Hai Sun Hup Group Ltd.                      220,000       161,938
 Hour Glass Ltd.                             693,000       505,153
 Inchcape Bhd., fgn.                          59,000       204,917
 Isetan Ltd., fgn.                            69,000       149,164
 Jurong Shipyard, fgn                        108,000       544,129
 Natsteel Ltd.                                78,000       177,260
 Natsteel Ltd., fgn.                          86,000       195,441
*Osprey Maritime Ltd.                        120,000       182,663
 Sembawang Corp. Ltd.                        158,000       835,561
 WBL Corp. Ltd.                               36,000        84,385
                                                      ------------
                                                         3,832,230
                                                      ------------
 SLOVAK REPUBLIC: 0.8%
 Nafta Gbely AS                                7,195       359,048
 Slovnaft AS                                   6,000       146,056
*Vychodoslovenske Zeleziarne AS                1,900        33,206
                                                      ------------
                                                           538,310
                                                      ------------
 SOUTH AFRICA: 6.3%
 Anglo American Industrial Corp. Ltd.         21,020       761,545
 Anglovaal Industried Ltd.                    48,000       216,993
*Anglovaal Industries Ltd., rts.               2,640           203
 BTR Dunlop Ltd.                              91,700        99,472
 CG Smith Ltd.                                15,000        73,261
 Del Monte Royal Foods Ltd                   513,700       516,061
 Engen Ltd.                                   14,000        74,810
 First National Bank Holdings Ltd.            16,000        78,316
*Irvin & Johnson Ltd.                        135,900       119,096
 Kersaf Investments Ltd.                      27,900       255,683
 Malbak Ltd.                                  12,100        53,019
*McCarthy Retail Ltd.                        259,500  $    665,598
 McCarthy Retail, zero, conv., 9/30/03        24,000        56,428
 Palabora Mining Co. Ltd.                      8,500       138,987
*Rainbow Chicken Ltd.                        702,000       132,042
 Reunert Ltd.                                 20,000        66,260
 Sappi Ltd.                                   38,000       341,135
 South African Breweries Ltd.                  9,800       248,221
 South African Iron & Steel Industrial
  Corp. Ltd.                                 479,058       342,001
 Sun International Ltd.                      380,300       304,825
                                                      ------------
                                                         4,543,956
                                                      ------------
 SOUTH KOREA: 3.8%
 Boram Bank Co. Ltd.                          10,000        82,840
 BYC Co. Ltd.                                    260        27,692
*Cho Hung Bank, GDR 144A                      90,000       675,000
 Daegu Bank Co. Ltd.                          12,000       143,289
 Dongkuk Steel Mill Co. Ltd.                   4,000        79,053
 Hae In Corp. Ltd.                            15,000       671,006
*Hana Bank, GDR                               21,773       329,425
 Korea First Bank                             58,110       294,332
 Korea Kumho Petrochemical                     2,000        16,568
 Kukdong Oil & Chemical Co. Ltd.              18,640       436,772
                                                      ------------
                                                         2,755,977
                                                      ------------
 TAIWAN: 0.1%
*United Microelectronics Corp.                62,000        87,927
                                                      ------------
 THAILAND: 9.8%
 Ayudhya Insurance Public Co. Ltd.             3,900        30,110
 Bangkok Bank Public Co. Ltd.                104,000       774,546
 Bangkok Insurance, fgn.                       4,900        69,547
 Bangkok Land Public Co. Ltd., fgn.           16,000        17,781
 Charoen Pokphand Feedmill Public Co.
  Ltd.                                        40,000       124,776
*Land and House Public Co. Ltd.               37,000       251,033
 Regional Container Lines Public Co.
  Ltd., fgn.                                  34,400       332,652
 Saha Pathanapibul Public Co Ltd., fgn.      347,700       813,460
 Saha Pathanapibul Public Co. Ltd.            52,800       123,528
 Saha Union Public Co. Ltd.                  366,300       314,224
 Sanyo Universal Electric Public Co
  Ltd., fgn.                                  25,400        80,223
 Sanyo Universal Electric Public Co.
  Ltd.                                        69,200       218,560
 Siam Cement Co. Ltd.(The), fgn.              31,400       984,387
 Siam City Bank Public Co. Ltd., fgn.        745,000       697,185
*Siam Commercial Bank Ltd., loc.              36,000       235,826
 Sino-Thai Engineering & Construction
  Public Co.                                 350,200       914,895
 Sino-Thai Engineering & Construction
  Public Co., fgn.                            76,100       198,811
 Thai Farmers Bank Public Co. Ltd.           131,000       638,501
 Thai Rayon Public Co. Ltd., fgn.                100           546
 Thai Wah Public Co. Ltd.                    486,000       293,730
                                                      ------------
                                                         7,114,321
                                                      ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                           SHARES        VALUE
                                         ---------    ------------
 LONG TERM INVESTMENTS (CONT.)
 TURKEY: 8.9%
 Akbank                                      856,000       116,422
*Alcatel Teletas Endustri Tic AS           1,176,000        83,497
 Bagfas                                       70,000  $     15,814
 Borusan AS                               25,976,000     1,628,740
 Cimentas Izmir Cimento Fabrikasi Turk
  AS                                         431,000        45,703
 Cimsa Cimento Sanayi ve Ticaret AS          225,000        20,747
 Erciyas Biracilik                           105,000        11,376
 Eregli Demir ve Celik Fabrikalari AS      4,148,000       497,224
 Izocam Ticaret ve Sanayii AS, br.        16,816,000     1,116,415
 Netas Northern Electric Telekomunic
  Asyon AS                                   364,000        82,231
 Otosan Otomobil Sanayii AS                  266,000       107,921
 Petkim Petrokimya Holding AS                677,000       271,549
*Sasa Sun'i Sente                          1,000,000        67,312
 Tat Konserve Sanayii AS                     481,999        72,222
*Tofas Turk Otomobil Fabrikasi AS          5,429,000       212,755
 Turk Demir Dokum, br.                    22,449,000     2,028,586
 Turkiye Garanti Bankasi AS                1,705,000        77,036
                                                      ------------
                                                         6,455,550
                                                      ------------
 ZIMBABWE: 0.3%
 Delta Corp.                                  14,000        49,057
 Ta Holdings                                 464,000        74,877
 Zimbabwe Sun Ltd.                           200,000        74,692
                                                      ------------
                                                           198,626
                                                      ------------
 TOTAL LONG TERM INVESTMENTS
  (cost $61,572,552)                                    60,178,992
                                                      ------------


                                         PRINCIPAL
                                          IN LOCAL
                                         CURRENCY**
                                         ----------
 SHORT TERM OBLIGATIONS: 13.4%
 Federal Farm Credit Banks, 5.21% to
  5.28%, with maturities to
  2/03/97 U.S.                            $2,675,000     2,669,156
 Federal Home Loan Banks, 5.21% to
  5.27%, with maturities to
  1/16/97 U.S.                             2,610,000     2,607,361
 Federal Home Loan Mortgage Corp. U.S.,
  5.22% to 5.27%, with maturities to
  1/31/97                                  1,711,000  $  1,707,473
 Federal National Mortgage Assoc. U.S.,
  5.22% to 5.24%, with maturities to
  2/10/97                                  2,710,000     2,701,161
                                                      ------------
 TOTAL SHORT TERM OBLIGATIONS
  ($9,683,100)                                           9,685,151
                                                      ------------
                                          MATURITY
                                           VALUE
                                        -----------
REPURCHASE AGREEMENTS: 3.0%
Aubrey G. Lanston & Co., 6.75%
  Collateralized by $1,124,000
    U.S. Treasury Note, 12/31/98,
    Value $1,122,595              U.S.     1,100,413     1,100,000
UBS Securities Inc., 6.75%
  Collateralized by $1,065,000
    U.S. Treasury Note, 11/15/97,
    Value $1,104,938              U.S.     1,083,406     1,083,000
                                                      ------------
TOTAL REPURCHASE AGREEMENTS (cost
  $2,183,000)                                            2,183,000
                                                      ------------
TOTAL INVESTMENTS: 99.7% (cost
  $73,438,652)                                          72,047,143
OTHER ASSETS, LESS LIABILITIES: 0.3%                       198,023
                                                      ------------
TOTAL NET ASSETS: 100.0%                              $ 72,245,166
                                                      ============

 * NON-INCOME PRODUCING.

** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                            YEAR ENDED DECEMBER 31
                                                                               ------------------------------------------------
                                                                                1996       1995       1994       1993      1992
                                                                              --------   --------   --------   --------   -------
Net asset value, beginning of year                                            $  18.72   $  15.69   $  16.55   $  13.49   $ 12.85
                                                                              --------   --------   --------   --------   -------
Income from investment operations:
   Net investment income                                                           .63        .57        .44        .42       .39
   Net realized and unrealized gain (loss)                                        2.76       2.87       (.92)      3.03       .66
                                                                              --------   --------   --------   --------   -------
Total from investment operations                                                  3.39       3.44       (.48)      3.45      1.05
                                                                              --------   --------   --------   --------   -------
Distributions:
   Dividends from net investment income                                           (.58)      (.41)      (.31)      (.35)     (.41)
   Distributions from net realized gains                                          (.45)        --       (.07)      (.04)       --
                                                                              --------   --------   --------   --------   -------
Total distributions                                                              (1.03)      (.41)      (.38)      (.39)     (.41)
                                                                              --------   --------   --------   --------   -------
Change in net asset value                                                         2.36       3.03       (.86)      3.06       .64
                                                                              --------   --------   --------   --------   -------
Net asset value, end of year                                                  $  21.08   $  18.72   $  15.69   $  16.55   $ 13.49
                                                                              ========   ========   ========   ========   =======
TOTAL RETURN*                                                                   18.93%     22.48%    (2.96)%     26.12%     8.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                                 $556,027   $406,123   $288,172   $183,360   $79,242
Ratio of expenses to average net assets                                           .64%       .66%       .75%       .77%      .80%
Ratio of net investment income to average net assets                             3.56%      3.73%      4.02%      4.16%     4.47%
Portfolio turnover rate                                                         57.50%     43.02%     51.36%     81.50%   120.53%
Average commission rate paid (per share)                                      $  .0008

* TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                       ------------   ------------
 COMMON STOCKS: 63.6%
 APPLIANCES & HOUSEHOLD DURABLES: 0.5%
 Sony Corp.                                   42,000  $  2,752,612
                                                      ------------
 AUTOMOBILES: 3.1%
 Fiat Spa                                  2,147,000     6,473,573
 Ford Motor Co.                               84,000     2,677,500
 General Motors Corp.                         40,000     2,230,000
 Volvo AB, B                                 260,000     5,737,663
                                                      ------------
                                                        17,118,736
                                                      ------------
 BANKING: 9.5%
 Bangkok Bank Public Co. Ltd., fgn.          157,800     1,525,946
 BankAmerica Corp.                            32,000     3,192,000
 Bankinter SA                                 39,625     6,144,050
 Banque Nationale de Paris                   130,000     5,034,523
 Banque Nationale de Paris, ADR, 144A          5,400       209,126
 Barclays PLC                                 34,100       584,456
 Canadian Imperial Bank of Commerce           70,000     3,089,701
 Citicorp                                     30,000     3,090,000
 CS Holding, br.                              15,250     1,566,586
 Den Norske Bank                           2,178,900     8,369,873
 HSBC Holdings PLC                           282,200     6,038,412
 Komercni Banka AS, GDR, 144A                 45,000     1,233,900
*Merita Ltd., A                            2,250,000     6,994,565
 NationsBank Corp.                            15,000     1,466,250
 Sparbanken Sverige AB, A, 144A              113,800     1,952,330
 Westpac Banking Corp.                       449,074     2,555,735
                                                      ------------
                                                        53,047,453
                                                      ------------
 BROADCASTING & PUBLISHING: 0.6%
 News Corp. Ltd., ADR                        160,000     3,340,000
                                                      ------------
 BUSINESS & PUBLIC SERVICES: 0.6%
 WMX Technologies Inc.                       100,000     3,262,500
                                                      ------------
 CHEMICALS: 3.3%
 Akzo Nobel NV                                48,700     6,656,936
 DSM NV                                       25,000     2,467,420
 Rhone-Poulenc SA, A                         201,800     6,884,941
 Solvay SA                                     4,000     2,448,980
                                                      ------------
                                                        18,458,277
                                                      ------------
 DATA PROCESSING & REPRODUCTION: 2.9%
*Bay Networks Inc                            150,000     3,131,250
*Microsoft Corp.                              50,000     4,131,250
*Newbridge Networks Corp.                    180,000     5,085,000
*Optical Data Systems Inc.                   300,000     3,600,000
                                                      ------------
                                                        15,947,500
                                                      ------------
 ELECTRICAL & ELECTRONICS: 3.9%
 Alcatel Alsthom SA                           92,119     7,405,053
*DSC Communications Corp.                    227,900     4,073,713
 Hitachi Ltd.                                 80,000       746,050
 Motorola Inc.                                94,000     5,769,250
 Philips Electronics NV                       90,000     3,649,001
                                                      ------------
                                                        21,643,067
                                                      ------------

 ELECTRONIC COMPONENTS & INSTRUMENTS: 1.3%
 BICC                                        570,000  $  2,704,800
 Intel Corp.                                  36,000     4,713,750
                                                      ------------
                                                         7,418,550
                                                      ------------
 ENERGY SOURCES: 0.6%
 Total SA, B                                  39,000     3,174,156
                                                      ------------
 FINANCIAL SERVICES: 2.8%
 American Express Co.                        129,000     7,288,500
 Dean Witter Discover & Co.                   74,683     4,947,749
 Federal National Mortgage Assn.              80,000     2,980,000
 Peregrine Investments Holdings Ltd.         350,000       599,586
*Peregrine Investments Holdings
  Ltd., wts.                                  35,000        11,200
                                                      ------------
                                                        15,827,035
                                                      ------------
 FOOD & HOUSEHOLD PRODUCTS: 0.7%
 Burns Philp & Co. Ltd.                    1,603,300     2,854,616
 Unilever NV                                   3,400       601,819
 Unilever PLC                                 12,300       298,471
                                                      ------------
                                                         3,754,906
                                                      ------------
 FOREST PRODUCTS & PAPER: 1.8%
 Assidomaen AB                                90,000     2,507,387
 Carter Holt Harvey Ltd.                     293,020       664,952
*Enso OY, R                                  225,000     1,824,457
 International Paper Co.                      50,000     2,018,750
 Stora Kopparbergs Bergslags AB, B           225,000     3,068,249
                                                      ------------
                                                        10,083,795
                                                      ------------
 HEALTH & PERSONAL CARE: 0.8%
 Aetna Inc.                                   16,700     1,336,000
 Medeva PLC                                  272,675     1,193,484
 Smithkline Beecham PLC, A                    25,000     1,710,000
                                                      ------------
                                                         4,239,484
                                                      ------------
 INDUSTRIAL COMPONENTS: 1.8%
 Goodyear Tire & Rubber Co.                   60,000     3,082,500
 Madeco Manufacturera de Cobre SA,
  ADR                                        162,500     3,940,625
 SKF AB, B                                   117,500     2,782,503
                                                      ------------
                                                         9,805,628
                                                      ------------
 INSURANCE: 2.9%
 Allstate Corp.                               40,000     2,315,000
 ING Groep NV                                125,000     4,503,330
 Skandia Foersaekrings AB, free              245,000     6,933,437
 Torchmark Corp.                              45,000     2,272,500
                                                      ------------
                                                        16,024,267
                                                      ------------
 MACHINERY & ENGINEERING: 0.7%
*Gradall Industries Inc.                     314,000     3,885,750
                                                      ------------
 MERCHANDISING: 2.3%
 Dairy Farm International Holdings
  Ltd.                                     1,000,000       805,000
*Federated Department Stores Inc.            200,000     6,825,000

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                       ------------   ------------
 COMMON STOCKS (CONT.)
 MERCHANDISING: (cont.)
 Home Depot Inc.                              65,000  $  3,258,125
 Sears Roebuck & Co.                          42,000     1,937,250
                                                      ------------
                                                        12,825,375
                                                      ------------
 METALS & MINING: 0.3%
 Companhia Siderurgica Nacional           16,100,000       457,078
 Reynolds Metals Co.                          22,000     1,240,250
                                                      ------------
                                                         1,697,328
                                                      ------------
 MULTI-INDUSTRY: 2.8%
 Alfa SA de CV, A                          1,048,500     4,841,587
 Cheung Kong Holdings Ltd.                   600,000     5,333,247
 Hutchison Whampoa Ltd.                      444,000     3,487,362
 Jardine Matheson Holdings Ltd.              220,800     1,457,280
 Jardine Strategic Holdings Ltd.             168,750       610,875
                                                      ------------
                                                        15,730,351
                                                      ------------
 REAL ESTATE: 0.4%
 New World Development Co. Ltd.              303,543     2,050,568
                                                      ------------
 TELECOMMUNICATIONS: 10.1%
 A T & T Corp.                               121,000     5,263,500
 Cpt-Telefonica Del Peru SA, ADR B           124,000     2,340,500
 Lucent Technologies Inc.                    102,214     4,727,398
 MCI Communications Corp.                    196,000     6,406,750
 Nokia AB, A                                 122,000     7,081,304
*SPT Telecom AS                               31,950     3,978,183
 STET (Sta Finanziaria Telefonica
  Torino) SPA                                477,000     2,168,840
 STET (Sta Finanziaria Telefonica
  Torino) SPA, di Risp                     1,200,000     4,054,354
 Telefonica de Argentina SA, B, ADR          315,000     8,150,625
 Telefonica de Espana SA                     260,000     6,038,128
 Telefonos de Mexico SA, L, ADR              180,900     5,969,700
                                                      ------------
                                                        56,179,282
                                                      ------------
 TEXTILES & APPAREL: 1.5%
*Fruit of the Loom Inc., A                   160,000     6,060,000
 Nike Inc., B                                 40,000     2,390,000
                                                      ------------
                                                         8,450,000
                                                      ------------
 TRANSPORTATION: 4.6%
*Fritz Cos.                                  350,000     4,462,500
 Koninklijke Nedlloyd NV                      50,000     1,372,719
 Kvaerner Industrier AS, B                   215,000     9,337,567
 Qantas Airways Ltd., ADR, 144A              376,000     6,157,000
 Stena Line AB, B free                       125,100       559,477
 Unitor AS                                   286,000     3,677,015
                                                      ------------
                                                        25,566,278
                                                      ------------
 UTILITIES ELECTRICAL & GAS: 3.8%
 British Gas PLC                           3,200,000    12,306,849
*CEZ                                           7,580       272,884
 Endesa-Empresa Nacional de
  Electricidad SA                             30,500     2,170,768
 Endesa-Empresa Nacional de
  Electricidad SA, ADR                        22,000     1,540,000
 Iberdrola SA                                 85,000  $  1,204,699
*Kohinoor Energy Ltd.                      1,467,000       603,931
 Pinnacle West Capital Corp.                  40,000     1,270,000
 VEBA AG                                      35,000     2,013,325
                                                      ------------
                                                        21,382,456
                                                      ------------
TOTAL COMMON STOCKS (cost $267,285,459)                353,665,354
                                                      ------------
 PREFERRED STOCKS: 3.5%
 Banco Bradesco SA, pfd.                 767,000,000     5,558,185
 Cemig-Cia Energetica de Minas
  Gerais, pfd.                            12,676,000       431,845
 News Corp. Ltd., pfd.                       730,295     3,250,657
 News Corp. Ltd., ADR, pfd.                   80,000     1,410,000
 Santander Finance Ltd., B, pfd.              91,500     2,264,625
 Telbras-Telecomunicacoes Brasileiras
  SA, pfd.                                40,981,336     3,155,141
 Telebras-Telecomunicacoes
  Brasileiras SA, pfd., ADR                   45,600     3,488,400
                                                      ------------
TOTAL PREFERRED STOCKS (cost $13,762,611)               19,558,853
                                                      ------------

                                        PRINCIPAL
                                         IN LOCAL
                                        CURRENCY**
                                      -------------
 BONDS: 24.9%
 Buoni Poliennali del Tes:
  10.50%, 11/01/00              Itl.   7,210,000,000     5,683,344
  10.50%, 9/01/05               Itl.   2,505,000,000     1,864,539
 Essar Gujarat Ltd.,
  8.537%, FRN, 7/15/99, 144A    U.S.       2,765,000     2,695,875
 Federal Republic of Germany,
  Unity, 8.75%, 8/20/01         Ger.       2,335,000     1,766,161
 Government of Australia,
  10.00%, 10/15/02              Aus.      10,445,000     9,421,172
 Government of Canada,
  10.25%, 02/01/04              Can.       6,992,000     6,313,247
 Government of Denmark,
  8.00%, 5/15/03                Den.       8,392,000     1,578,505
 Government of Italy,
 10.50%, 7/15/00                Itl.   8,000,000,000     5,912,401
 Government of New Zealand,
  10.00%, 3/15/02               N.Z.       6,720,000     5,337,833
 Government of Spain:
  12.25%, 3/25/00               Sp.      386,710,000     3,530,953
  11.30%, 1/15/02               Sp.      284,220,000     2,646,152
  10.15%, 1/31/06               Sp.      187,420,000     1,711,286
 Government of Sweden,
  6.00%, 2/09/05                Swe.       8,800,000     1,250,479
 Kingdom of Denmark:
  9.00%, 11/15/00               Den.      12,575,000     2,433,217
  8.00%, 11/15/01               Den.      14,247,000     2,685,374
 Kingdom of Sweden:
  13.00%, 6/15/01               Swe.       7,000,000     1,315,554
  10.25%, 5/05/03               Swe.       9,700,000     1,735,441
 Korea Development Bank,
  9.48%, 4/02/01                U.S.         500,000       550,466
 Pohang Iron & Steel,
  6.625%, 7/01/03               U.S.       1,000,000       984,534

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Investment Portfolio, December 31, 1996 (cont.)
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                         IN LOCAL
                                        CURRENCY**       VALUE
                                      -------------   ------------
BONDS (CONT.)
Republic of Argentina:
  10.95%, 11/01/99              U.S.       1,025,000  $  1,086,500
  8.375%, 12/20/03              U.S.       1,280,000     1,203,200
  L, 5.25%, VRN, 3/31/23        U.S.       2,560,000     1,632,000
Republic of Ireland,
  6.25%, 10/18/04               Irl.         700,000     1,170,975
Treuhandanstalt,
  7.125%, 1/29/03               Ger.       2,390,000     1,705,234
U.S. Treasury Bond,
  6.375%, 8/15/02               U.S.      10,915,000    10,990,052
U.S. Treasury Note:
  6.125%, 7/31/00               U.S.      24,305,000    24,312,607
  6.25%, 8/31/00                U.S.      21,850,000    21,938,777
United Kingdom:
  10.50%, 5/19/99               U.K.       1,825,000     3,360,871
  8.00%, 12/07/00               U.K.       1,560,000     2,745,914
  10.00%, 9/08/03               U.K.       2,675,000     5,198,296
United Mexican States,
  9.75%, 2/6/01                 U.S.       3,510,000     3,632,850
                                                      ------------
TOTAL BONDS (cost $134,863,255)                        138,393,809
                                                      ------------
SHORT TERM OBLIGATIONS: 7.3%
Federal Farm Credit Banks,
  5.24% to 5.30% with
  maturities to 2/03/97         U.S.       3,700,000     3,690,749
Federal Home Loan Banks,
  5.21% to 5.45% with
  maturities to 1/10/97         U.S.      12,255,000    12,247,142
Federal Home Loan Mortgage Corp.,
  5.21% to 5.42% with
  maturities to 1/22/97         U.S.       5,370,000  $  5,355,567
Federal National Mortgage Assn.,
  5.30% to 5.35% with
  maturities to 1/28/97         U.S.      17,842,000    17,766,125
Generale Bank,
  6.50%, 1/02/97                U.S.         813,000       813,000
U. S. Treasury Bill,
  4.94%, 4/17/97                U.S.         718,000       707,550
                                                      ------------
TOTAL SHORT TERM OBLIGATIONS
  (cost $40,576,001)                                    40,580,133
                                                      ------------
TOTAL INVESTMENTS: 99.3%
  (cost $456,487,326)                                  552,198,149
UNREALIZED GAIN IN FORWARD
  EXCHANGE CONTRACTS: 0.1%
  (Note 5)                                                 332,935
OTHER ASSETS, LESS
  LIABILITIES: 0.6%                                      3,496,080
                                                      ------------
TOTAL NET ASSETS: 100.0%                              $556,027,164
                                                      ============

 * NON-INCOME PRODUCING.

** PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Highlights
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                            YEAR ENDED DECEMBER 31
                                                                              --------------------------------------------------
                                                                               1996       1995       1994       1993       1992
                                                                             --------   --------   --------   --------   --------
Net asset value, beginning of year                                           $  11.88   $  10.86   $  12.15   $  10.91   $  10.99
                                                                             --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income                                                          .85        .80        .71        .60        .58
   Net realized and unrealized gain (loss)                                        .14        .76      (1.28)       .65        .03
                                                                             --------   --------   --------   --------   --------
Total from investment operations                                                  .99       1.56       (.57)      1.25        .61
                                                                             --------   --------   --------   --------   --------
Distributions:
   Dividends from net investment income                                         (1.24)      (.54)      (.55)     (.005)      (.57)
   Distributions from net realized gains                                           --         --       (.17)     (.005)      (.12)
                                                                             --------   --------   --------   --------   --------
Total distributions                                                             (1.24)      (.54)      (.72)      (.01)      (.69)
                                                                             --------   --------   --------   --------   --------
Change in net asset value                                                        (.25)      1.02      (1.29)      1.24       (.08)
                                                                             --------   --------   --------   --------   --------
Net asset value, end of year                                                 $  11.63   $  11.88   $  10.86   $  12.15   $  10.91
                                                                             ========   ========   ========   ========   ========
TOTAL RETURN*                                                                   9.45%     14.92%    (4.88)%     11.46%      5.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                                $ 34,046   $ 32,910   $ 29,343   $ 29,347   $ 15,674
Ratio of expenses to average net assets                                          .68%       .78%       .90%       .83%      1.00%
Ratio of net investment income to average net assets                            7.35%      7.14%      6.80%      6.50%      6.93%
Portfolio turnover rate                                                       141.19%    188.11%    203.91%    170.33%    147.77%

* TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT*         VALUE
                                       -------------   -----------
BONDS--CORPORATE: 11.4%
Abril SA, 12.00%, 10/25/03, 144A U.S.         475,000  $   496,375
Essar Gujarat Ltd., 8.099%, FRN,
  7/15/99, 144A                  U.S.         284,000      276,900
Ford Motor Credit Corp.,
  8.21%, 3/16/99                 U.S.       1,300,000    1,351,632
General Motors Corp.,
  7.625%, 2/15/97                U.S.         375,000      375,771
Softe SA,
  8.75%, 3/24/97                 Itl.   1,000,000,000      660,455
Statkraft SF,
  7.50% 11/10/99                 Ger.       1,000,000      704,582
                                                       -----------
TOTAL BONDS--CORPORATE
  (cost $3,894,662)                                      3,865,715
                                                       -----------
BONDS--GOVERNMENT & GOVERNMENT
  AGENCIES: 82.5%
Buoni Poliennali del Tes,
  10.50%, 9/01/05                Itl.   2,560,000,000    2,017,942
Government of Australia,
  10.00%, 10/15/02               Aus.       2,610,000    2,354,166
Government of Canada,
  10.25%, 2/01/04                Can.       1,426,000    1,287,570
Government of Denmark,
  8.00%, 5/15/03                 Den.       3,306,000      621,847
Government of Italy,
  10.50%, 7/15/00                Itl.     330,000,000      243,886
Government of New Zealand,
  10.00%, 3/15/02                N.Z.       1,790,000    1,421,833
Government of Spain:
  12.25%, 3/25/00                 Sp.     105,670,000      964,847
  11.30%, 1/15/02                 Sp.      61,200,000      569,786
Government of Sweden,
  6.00%, 2/09/05                 Swe.       2,300,000      326,830
Kingdom of Denmark,
  8.00%, 11/15/01                Den.       3,429,000      646,322
Kingdom of Sweden,
  10.25%, 5/05/03                Swe.       4,000,000      715,646
NHA, Bank Nova Scotia,
  6.375%, 11/01/97               Can.         291,980      217,550
Republic of Argentina:
  10.95%, 11/01/99               U.S.         350,000      371,000
  8.375%, 12/20/03               U.S.         440,000      413,600
  5.25%, L, VRN, 3/31/23         U.S.         655,000      417,562
Republic of Ireland:
  6.50%, 10/18/01                Irl.         565,000  $   972,900
  6.25%, 10/18/04                Irl.         220,000      368,021
Republic of Germany,
  8.00%, 7/22/02                 Ger.       1,250,000      928,827
Sweden Kingdom,
  13.00%, 6/15/01                Swe.       1,800,000      338,285
U.S. Treasury Bond,
  6.375%, 8/15/02                U.S.       4,090,000    4,118,123
U.S. Treasury Notes:
  6.125%, 7/31/00                U.S.       2,570,000    2,570,804
  6.25%, 8/31/00                 U.S.       2,100,000    2,108,532
United Kingdom:
  10.50%, 5/19/99                U.K.         380,000      699,798
  8.00%, 12/07/00                U.K.         430,000      756,886
  10.00%, 9/08/03                U.K.         780,000    1,515,765
United Mexican States,
  9.75%, 2/06/01                 U.S.       1,080,000    1,117,800
                                                       -----------
TOTAL BONDS--GOVERNMENT &
  GOVERNMENT AGENCIES
  (cost $27,120,096)                                    28,086,128
                                                       -----------
SHORT TERM OBLIGATIONS: 3.2%
Federal Home Banks,
  5.45, 1/09/97                  U.S.         960,000      958,970
U.S. Treasury Bills,
  4.92% to 4.94%, with
  maturities to 4/17/97          U.S.         150,000      147,890
                                                       -----------
TOTAL SHORT TERM OBLIGATIONS
  (cost $1,106,576)                                      1,106,860
                                                       -----------
TOTAL INVESTMENTS: 97.1%
  (cost $32,121,334)                                    33,058,703
UNREALIZED GAIN IN FORWARD EXCHANGE
  CONTRACTS: 0.3%                                          108,433
OTHER ASSETS, LESS LIABILITIES: 2.6%                       878,745
                                                       -----------
TOTAL NET ASSETS: 100.0%                               $34,045,881
                                                       ===========

* PRINCIPAL AMOUNT IN CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON MONEY MARKET FUND
Financial Highlights
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                              YEAR ENDED DECEMBER 31
                                                                                   --------------------------------------------
                                                                                   1996      1995       1994      1993     1992
                                                                                  -------   -------   --------  --------  -------
Net asset value, beginning of year                                                $  1.00   $  1.00      $1.00     $1.00  $  1.00
                                                                                  -------   -------    -------   -------  -------
   Net investment income                                                              .05       .05        .03       .02      .03
   Dividends from net investment income                                              (.05)     (.05)     (.03)     (.02)     (.03)
                                                                                  -------   -------    -------   -------  -------
Change in net asset value                                                              --        --         --        --       --
                                                                                  -------   -------    -------   -------  -------
Net asset value, end of year                                                      $  1.00   $  1.00      $1.00     $1.00  $  1.00
                                                                                  =======   =======    =======   =======  =======
TOTAL RETURN*                                                                       4.99%     5.35%      3.48%     2.41%    3.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                                     $14,086   $20,723    $33,090   $16,992  $21,454
Ratio of expenses to average net assets                                              .55%      .63%       .71%      .75%     .69%
Ratio of net investment income to average net assets                                4.86%     5.29%      3.56%     2.38%    3.02%

 * TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE FUND OR CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON MONEY MARKET FUND
Investment Portfolio, December 31, 1996
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                           AMOUNT         VALUE
                                        ------------   -----------
GOVERNMENT & GOVERNMENT:
  AGENCIES: 95.8%
  Federal Farm Credit Bank:
    5.16%, 1/08/97               U.S.        $600,000  $   599,342
    5.30%, 3/20/97               U.S.         800,000      790,813
    5.33%, 2/18/97               U.S.         800,000      794,315
    5.40%, 1/10/97               U.S.         600,000      599,280
    5.50%, 1/22/97               U.S.         650,000      647,915
  Federal Home Loan Bank:
    5.20%, 1/23/97               U.S.         750,000      747,616
    5.23%, 1/09/97               U.S.         800,000      799,070
    5.34%, 1/02/97               U.S.         750,000      749,878
  Federal Home Loan Mortgage Corp.:
    5.22%, 1/07/97               U.S.         700,000      699,391
    5.23%, 1/06/97               U.S.         564,000      563,591
    5.26%, 2/24/97               U.S.         750,000      744,192
    5.27%, 1/14/97               U.S.         650,000      648,763
    5.40%, 1/17/97               U.S.         800,000      798,080
  Federal National Mortgage Assn.:
    5.22%, 1/17/97               U.S.         700,000      698,376
    5.23%, 1/17/97               U.S.         700,000      698,372
    5.31%, 2/18/97               U.S.         750,000      744,690
    5.32%, 2/27/97               U.S.         700,000      694,104
    5.35%, 1/28/97               U.S.         750,000      746,991
    5.38%, 1/28/97               U.S.         735,000      732,034
                                                       -----------
TOTAL GOVERNMENT & GOVERNMENT
  AGENCIES                                              13,496,813
                                                       -----------

                                          MATURITY
                                           VALUE
                                        ------------
REPURCHASE AGREEMENT: 1.7%
Aubrey G. Lanston & Co., 1/02/97
  Collateralized by $229,000
    U.S. Treasury Note, 8.875%,
    11/15/97, Value $237,588     U.S.         232,087  $   232,000
                                                       -----------
TOTAL INVESTMENTS: 97.5%
  (cost $13,728,813)                                    13,728,813
OTHER ASSETS, LESS LIABILITIES: 2.5%                       357,048
                                                       -----------
TOTAL NET ASSETS: 100.0%                               $14,085,861
                                                       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in securities, at value (identified cost
   $486,264,369)                                              $643,573,315
 Receivables:
   Fund shares sold                                                 76,002
   Dividends and interest                                        1,403,239
                                                              ------------
       Total assets                                            645,052,556
                                                              ------------
Liabilities:
 Payables:
   Investment securities purchased                                  10,048
   Fund shares redeemed                                            160,366
 Accrued expenses                                                  516,377
                                                              ------------
       Total liabilities                                           686,791
                                                              ------------
Net assets, at value                                          $644,365,765
                                                              ============
Net assets consist of:
 Undistributed net investment income                          $ 11,508,408
 Net unrealized appreciation                                   157,308,946
 Accumulated net realized gain                                  53,211,617
 Net capital paid in on shares of beneficial interest          422,336,794
                                                              ------------
Net assets, at value                                          $644,365,765
                                                              ============

Shares outstanding                                              28,162,508
                                                              ============
Net asset value per share ($644,365,765
divided by 28,162,508)                                        $      22.88
                                                              ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1996

Investment income: (net of $1,398,243 foreign
 taxes withheld)
 Dividends                                        $13,250,747
 Interest                                           1,971,113
                                                  --------------
   Total income                                                 $ 15,221,860
Expenses:
 Management fees (Note 3)                           2,627,573
 Administrative fees (Note 3)                         617,503
 Custodian fees                                       264,644
 Reports to shareholders                               27,500
 Audit fees                                            27,000
 Legal fees                                             7,500
 Registration and filing fees                          30,730
 Trustees' fees and expenses                           28,900
 Other                                                  4,067
                                                  --------------
   Total expenses                                                  3,635,417
                                                                ------------
       Net investment income                                      11,586,443
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
   Investments                                     53,553,502
   Foreign currency transactions                     (189,470)
                                                  --------------
                                                   53,364,032
 Net unrealized appreciation on investments        50,486,029
                                                  --------------
       Net realized and unrealized gain                          103,850,061
                                                                ------------
Net increase in net assets resulting from operations            $115,436,504
                                                                ============

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995

                                                                                                          1996           1995
                                                                                                       ----------     ----------
Increase in net assets:
 Operations:
   Net investment income                                                                              $ 11,586,443   $  9,721,522
   Net realized gain on investment and foreign currency transactions                                    53,364,032     44,465,018
   Net unrealized appreciation                                                                          50,486,029     44,760,510
                                                                                                      -------------- ------------
       Net increase in net assets resulting from operations                                            115,436,504     98,947,050
 Distributions to shareholders:
   From net investment income                                                                           (9,701,533)    (6,245,065)
   From net realized gain                                                                              (44,505,784)      (809,545)

Fund share transactions (Note 2)                                                                        84,359,449     28,036,136
                                                                                                      -------------- ------------
       Net increase in net assets                                                                      145,588,636    119,928,576
Net assets:
 Beginning of year                                                                                     498,777,129    378,848,553
                                                                                                      -------------- ------------
 End of year                                                                                          $644,365,765   $498,777,129
                                                                                                      ============== ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in securities, at value (identified cost
   $561,121,272)                                             $684,672,214
 Cash                                                              71,417
 Receivables:
   Investment securities sold                                     168,219
   Fund shares sold                                               607,547
   Dividends and interest                                       1,956,779
                                                             ------------
       Total assets                                           687,476,176
                                                             ------------
Liabilities:
 Payables:
   Investment securities purchased                              3,582,106
   Fund shares redeemed                                           449,808
 Accrued expenses                                                 459,886
                                                             ------------
       Total liabilities                                        4,491,800
                                                             ------------
Net assets, at value                                         $682,984,376
                                                             ============
Net assets consist of:
 Undistributed net investment income                         $ 16,391,933
 Net unrealized appreciation                                  123,550,942
 Accumulated net realized gain                                  7,500,283
 Net capital paid in on shares of beneficial interest         535,541,218
                                                             ------------
Net assets, at value                                         $682,984,376
                                                             ============
Shares outstanding                                             37,112,231
                                                             ============
Net asset value per share ($682,984,376
divided by 37,112,231)                                       $      18.40
                                                             ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1996

Investment income: (net of $2,168,920 foreign
 taxes withheld)
 Dividends                                      $17,228,240
 Interest                                         2,966,305
                                                -----------
   Total income                                                $ 20,194,545
Expenses:
 Management fees (Note 3)                         2,445,202
 Administrative fees (Note 3)                       576,341
 Custodian fees                                     211,500
 Reports to shareholders                             59,700
 Audit fees                                          26,000
 Legal fees                                           9,000
 Registration and filing fees                         2,500
 Trustees' fees and expenses                         25,000
 Other                                               14,590
                                                -----------
   Total expenses                                                 3,369,833
                                                               ------------
       Net investment income                                     16,824,712
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
   Investments                                    7,826,531
   Foreign currency transactions                   (228,808)
                                                -----------
                                                  7,597,723
 Net unrealized appreciation on investments      91,776,417
                                                -----------
 Net realized and unrealized gain                                99,374,140
                                                               ------------
Net increase in net assets resulting from
  operations                                                   $116,198,852
                                                               ============

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995

                                                                                            1996                     1995
                                                                                        -------------           ---------------
Increase in net assets:
 Operations:
   Net investment income                                                                 $ 16,824,712            $  5,890,627
   Net realized gain on investment and foreign currency transactions                        7,597,723               1,822,295
   Net unrealized appreciation                                                             91,776,417              30,394,794
                                                                                         ------------            ------------
       Net increase in net assets resulting from operations                               116,198,852              38,107,716
 Distributions to shareholders:
   From net investment income                                                              (6,297,332)             (1,444,552)
   From net realized gain                                                                  (1,836,722)               (619,093)

 Fund share transactions (Note 2)                                                         221,778,404             167,006,724
                                                                                         ------------            ------------
       Net increase in net assets                                                         329,843,202             203,050,795
Net assets:
 Beginning of year                                                                        353,141,174             150,090,379
                                                                                         ------------            ------------
 End of year                                                                             $682,984,376            $353,141,174
                                                                                         ============            ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in securities, at value (identified cost
   $73,438,652)                                               $72,047,143
 Cash                                                             491,407
 Receivables:
   Fund shares sold                                               375,350
   Dividends and interest                                         122,597
                                                              -----------
       Total assets                                            73,036,497
                                                              -----------
Liabilities:
 Payables for investment securities purchased                     591,931
 Accrued expenses                                                 199,400
                                                              -----------
       Total liabilities                                          791,331
                                                              -----------
Net assets, at value                                          $72,245,166
                                                              ===========
Net assets consist of:
 Undistributed net investment income                          $   381,731
 Net unrealized depreciation                                   (1,391,509)
 Accumulated net realized gain                                    240,154
 Net capital paid in on shares of beneficial interest          73,014,790
                                                              -----------
Net assets, at value                                          $72,245,166
                                                              ===========

Shares outstanding                                              7,660,863
                                                              ===========
Net asset value per share ($72,245,166
divided by 7,660,863)                                         $      9.43
                                                              ===========

STATEMENT OF OPERATIONS
for the period March 4, 1996 (commencement of operations) to December 31, 1996

Investment income: (net of $48,524 foreign taxes
 withheld)
 Dividends                                        $   460,470
 Interest                                             347,395
                                                  -----------
   Total income                                                 $   807,865
Expenses:
 Management fees (Note 3)                             313,283
 Administrative fees (Note 3)                          27,760
 Custodian fees                                        69,500
 Reports to shareholders                                8,000
 Audit fees                                            14,000
 Legal fees                                             1,000
 Registration and filing fees                           5,900
 Trustees' fees and expenses                            1,250
 Other                                                  4,806
                                                  -----------
   Total expenses                                     445,499
 Less expenses reimbursed (Note 3)                    (19,365)
                                                  -----------
       Total expenses less reimbursement                            426,134
                                                                -----------
       Net investment income                                        381,731
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
   Investments                                        309,849
   Foreign currency transactions                      (69,695)
                                                  -----------
                                                      240,154

 Net unrealized depreciation on investments        (1,391,509)
                                                  -----------
 Net realized and unrealized loss                                (1,151,355)
                                                                -----------
 Net decrease in net assets resulting from
   operations                                                   $  (769,624)
                                                                ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the period March 4, 1996 (commencement of operations) to December 31, 1996

Increase (decrease) in net assets:
 Operations:
   Net investment income                                                                                          $    381,731
   Net realized gain on investment and foreign currency transactions                                                   240,154
   Net unrealized depreciation                                                                                      (1,391,509)
                                                                                                                   -----------
       Net decrease in net assets resulting from operations                                                           (769,624)
 Fund share transactions (note 2)                                                                                   73,014,790
                                                                                                                   -----------
       Net increase in net assets                                                                                   72,245,166
Net assets:
 Beginning of period                                                                                                        --
                                                                                                                   -----------
 End of period                                                                                                    $ 72,245,166
                                                                                                                   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in securities, at value (identified cost
   $456,487,326)                                             $552,198,149
 Cash                                                             249,787
   Receivables:
       Investment securities sold                                 119,790
       Fund shares sold                                           280,927
       Dividends and interest                                   4,774,416
 Unrealized gains on forward exchange contracts (Note 5)          430,316
                                                             ------------
       Total assets                                           558,053,385
                                                             ------------
Liabilities:
 Payables:
   Investment securities purchased                              1,510,881
   Fund shares redeemed                                            23,292
 Unrealized loss on forward exchange contracts (Note 5)            97,381
 Accrued expenses                                                 394,667
                                                             ------------
       Total liabilities                                        2,026,221
                                                             ------------
Net assets, at value                                         $556,027,164
                                                             ============
Net assets consist of:
 Undistributed net investment income                         $ 16,968,534
 Net unrealized appreciation                                   96,044,067
 Accumulated net realized gain                                 31,490,512
 Net capital paid in on shares of beneficial interest         411,524,051
                                                             ------------
Net assets, at value                                         $556,027,164
                                                             ============

Shares outstanding                                             26,377,866
                                                             ============
Net asset value per share ($556,027,164
divided by 26,377,866)                                       $      21.08
                                                             ============

STATEMENT OF OPERATIONS
for the year ended December 31, 1996

Investment income: (net of $944,676 foreign
 taxes withheld)
 Dividends                                       $ 8,591,746
 Interest                                         11,439,699
                                                 -----------
   Total income                                                 $20,031,445
Expenses:
 Management fees (Note 3)                          2,245,898
 Administrative fees (Note 3)                        526,854
 Custodian fees                                      142,800
 Reports to shareholders                              39,100
 Audit fees                                           34,500
 Legal fees                                            7,700
 Registration and filing fees                          1,700
 Trustees' fees and expenses                          23,100
 Other                                                10,427
                                                 -----------
   Total expenses                                                 3,032,079
                                                                -----------
       Net investment income                                     16,999,366
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
   Investments                                    31,873,608
   Foreign currency transactions                     (41,486)
                                                 -----------
                                                  31,832,122
                                                 -----------
 Net unrealized appreciation on:
   Investments                                    34,944,885
   Foreign currency translation of other assets
     and liabilities                                 324,453
                                                 -----------
                                                  35,269,338
                                                 -----------
   Net realized and unrealized gain                              67,101,460
                                                                -----------
Net increase in net assets resulting from
 operations                                                     $84,100,826
                                                                ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995

                                                                                     1996                  1995
                                                                                ------------           -----------
Increase in net assets:
 Operations:
   Net investment income                                                        $ 16,999,366            $ 12,948,965
   Net realized gain on investment and foreign currency transactions              31,832,122              12,565,625
   Net unrealized appreciation                                                    35,269,338              45,056,871
                                                                                ------------            ------------
       Net increase in net assets resulting from operations                       84,100,826              70,571,461
 Distributions to shareholders:
   From net investment income                                                    (12,811,622)             (7,825,461)
   From net realized gain                                                        (10,050,497)                     --

 Fund share transactions (Note 2)                                                 88,665,489              55,204,750
                                                                                ------------            ------------
       Net increase in net assets                                                149,904,196             117,950,750
Net assets:
 Beginning of year                                                               406,122,968             288,172,218
                                                                                ------------            ------------
 End of year                                                                    $556,027,164            $406,122,968
                                                                                ============            ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON BOND FUND
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in securities, at value
   (identified cost $32,121,334)                              $33,058,703
 Cash                                                               4,586
 Receivables:
   Fund shares sold                                                 8,967
   Dividends and interest                                         916,435
 Unrealized gains on forward exchange contracts (Note 5)          108,433
                                                                ---------
       Total assets                                            34,097,124
                                                                ---------
Liabilities:
 Accrued expenses                                                  51,243
                                                                ---------
       Total liabilities                                           51,243
                                                                ---------
Net assets, at value                                          $34,045,881
                                                                =========
Net assets consist of:
 Undistributed net investment income                          $ 2,383,203
 Net unrealized appreciation                                    1,044,307
 Accumulated net realized loss                                 (2,386,679)
 Net capital paid in on shares of beneficial interest          33,005,050
                                                                ---------
Net assets, at value                                          $34,045,881
                                                                =========
Shares outstanding                                              2,927,751
                                                                =========
Net asset value per share ($34,045,881
divided by 2,927,751)                                         $     11.63
                                                                =========

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Interest income: (net of $18,460 foreign taxes
 withheld)                                                      $2,615,071
Expenses:
 Management fees (Note 3)                            $162,273
 Administrative fees (Note 3)                          35,947
 Reports to shareholders                                5,125
 Audit fees                                            12,000
 Legal fees                                             3,100
 Trustees' fees and expenses                            1,325
 Other                                                  1,641
                                                      -------
   Total expenses                                                  221,411
                                                                  --------
       Net investment income                                     2,393,660
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
   Investments                                        215,030
   Foreign currency transactions                      (36,383)
                                                      -------
                                                      178,647
                                                      -------
 Net unrealized appreciation on:
   Investments                                        291,370
   Foreign currency translation of other assets and
     liabilities                                      100,958
                                                      -------
                                                      392,328
                                                      -------
       Net realized and unrealized gain                            570,975
                                                                  --------
Net increase in net assets resulting from
 operations                                                     $2,964,635
                                                                  ========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995

                                                                                        1996                        1995
                                                                                    -----------                 -----------
Increase in net assets:
 Operations:
   Net investment income                                                            $ 2,393,660                 $ 2,229,422
   Net realized gain on investment and foreign currency transactions                    178,647                     612,266
   Net unrealized appreciation                                                          392,328                   1,506,931
                                                                                      ---------                 -----------
       Net increase in net assets resulting from operations                           2,964,635                   4,348,619
 Distributions to shareholders from net investment income                            (3,413,282)                 (1,445,139)

 Fund share transactions (Note 2)                                                     1,584,576                     663,091
                                                                                    -----------                 -----------
       Net increase in net assets                                                     1,135,929                   3,566,571
Net assets:
 Beginning of year                                                                   32,909,952                  29,343,381
                                                                                    -----------                 -----------
 End of year                                                                        $34,045,881                 $32,909,952
                                                                                    ===========                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON MONEY MARKET FUND
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in securities, at value and cost                 $13,728,813
 Cash                                                                 817
 Receivables:
   Fund shares sold                                               446,823
   Interest                                                         2,110
                                                              -----------
       Total assets                                            14,178,563
                                                              -----------
Liabilities:
Payables for dividends                                             64,728
Accrued expenses                                                   27,974
                                                              -----------
       Total liabilities                                           92,702
                                                              -----------
Net assets (equivalent to $1.00 per share based on
 14,085,861 shares of beneficial interest outstanding)        $14,085,861
                                                              ===========

STATEMENT OF OPERATIONS
for the year ended December 31, 1996

Interest income                                                                  $852,534
Expenses:
 Management fees (Note 3)                                         $55,132
 Administrative fees (Note 3)                                      17,227
 Custodian fees                                                       397
 Reports to shareholders                                            3,753
 Audit fees                                                         6,900
 Legal fees                                                         3,320
 Other                                                                347
                                                                  -------
       Total expenses                                                              87,076
                                                                                 --------
       Net investment income                                                      765,458
 Net realized gain on investments                                                     269
                                                                                 --------
 Net increase in net assets resulting from operations                            $765,727
                                                                                 ========

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1996 and 1995

                                                                      1996           1995
                                                                  -----------    -----------
Increase (decrease) in net assets:
 Operations:
   Net investment income                                          $   765,458    $ 1,124,377
   Net realized gain (loss) from security transactions                    269         (2,159)
                                                                  -----------    -----------
       Net increase in net assets resulting from operations           765,727      1,122,218

 Distributions to shareholders from net investment income            (765,727)    (1,122,218)

 Fund share transactions (Note 2)                                  (6,637,553)   (12,366,721)
                                                                  -----------    -----------
       Net decrease in net assets                                  (6,637,553)   (12,366,721)
Net assets:
Beginning of year                                                  20,723,414     33,090,135
                                                                  -----------    -----------
 End of year                                                      $14,085,861    $20,723,414
                                                                  ===========    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Variable Products Series Fund (the Trust) is a Massachusetts business trust and an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Trust consists of six series (the Funds), each with its own investment objective and policies. The six funds of the Trust are: Templeton Stock Fund, Templeton International Fund, Templeton Developing Markets Fund, Templeton Asset Allocation Fund, Templeton Bond Fund and Templeton Money Market Fund.

Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Templeton Developing Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. Templeton Bond Fund seeks high current income through a flexible policy of investing primarily in the debt securities of companies, governments and government agencies of various nations throughout the world. Templeton Money Market Fund seeks current income, stability of principal, and liquidity by investing in money market instruments with maturities not exceeding 397 days. The following summarizes the Funds' significant accounting policies.

A. SECURITIES VALUATIONS:

Securities held by Templeton Stock, International, Developing Markets, Asset Allocation and Bond Funds that are listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees. Securities held by Templeton Money Market Fund are valued using the amortized cost valuation method, which involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B. FOREIGN EXCHANGE CONTRACTS:

Templeton International, Asset Allocation, and Bond Funds may enter into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and each Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Asset Allocation Fund and Bond Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these notes, commonly called structured notes, is to tailor the Fund's investment based on specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize currency risk from the trade date to the settlement date of such transaction.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

E. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

F. DISTRIBUTIONS TO SHAREHOLDERS:

Templeton Stock, International, Developing Markets, Asset Allocation and Bond Funds normally pay annual dividends representing substantially all of their net investment income and distribute annually any net realized capital gains. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Templeton Money Market Fund's net investment income (consisting principally of interest accrued or discount earned less amortization of premium and estimated expenses) is declared as a dividend daily, including weekends and holidays, immediately prior to the determination of net asset value, and is paid monthly.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividends on foreign securities are recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily.

H. REPURCHASE AGREEMENTS:

The Funds, through their custodian, receive delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Funds investment advisor, is responsible for determining that the value of these underlying securities remain at least equal to the resale price.

I. ACCOUNTING ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                                                           TEMPLETON STOCK FUND
                                                                           ---------------------------------------------------
                                                                                    1996                          1995
                                                                          ------------------------       -----------------------
                                                                           SHARES         AMOUNT          SHARES        AMOUNT
                                                                         ----------    ------------     ---------    -----------
         Shares sold                                                       4,324,078   $  89,638,950     4,174,973   $ 78,300,364
         Shares issued on reinvestment of distributions                    2,791,314      54,207,317       416,778      7,056,045
         Shares redeemed                                                  (2,892,776)    (59,486,818)   (3,012,672)   (57,320,273)
                                                                          ----------     -----------    ----------   ------------
         Net increase                                                      4,222,616   $  84,359,449     1,579,079   $ 28,036,136
                                                                          ==========     ===========    ==========   ============

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

                                                                                       TEMPLETON INTERNATIONAL FUND
                                                                           ---------------------------------------------------
                                                                                    1996                          1995
                                                                          ------------------------       -----------------------
                                                                           SHARES         AMOUNT          SHARES        AMOUNT
                                                                         ----------    ------------     ---------    -----------
         Shares sold                                                      15,869,480   $ 256,826,546    13,352,012   $186,603,778
         Shares issued on reinvestment of distributions                      524,440       8,134,054       160,096      2,063,645
         Shares redeemed                                                  (2,621,355)    (43,182,196)   (1,526,461)   (21,660,699)
                                                                          ----------    ------------    ----------   ------------
         Net increase                                                     13,772,565   $ 221,778,404    11,985,647   $167,006,724
                                                                          ==========    ============    ==========   ============

                                                                                    TEMPLETON DEVELOPING MARKETS FUND
                                                                           ---------------------------------------------------
                                                                               FOR THE PERIOD
                                                                                MARCH 4, 1996
                                                                                   THROUGH
                                                                              DECEMBER 31, 1996
                                                                          ------------------------
                                                                           SHARES         AMOUNT
                                                                         ----------    ------------
         Shares sold                                                       7,686,505   $  73,253,158
         Shares redeemed                                                     (25,642)       (238,368)
                                                                           ---------     -----------
         Net increase                                                      7,660,863   $  73,014,790
                                                                           =========     ===========

                                                                                      TEMPLETON ASSET ALLOCATION FUND
                                                                            ---------------------------------------------------
                                                                                     1996                         1995
                                                                           ------------------------      -----------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                          ----------    -----------     ---------    -----------
         Shares sold                                                        5,028,891   $ 96,250,257     4,076,702   $ 68,918,715
         Shares issued on reinvestment of distributions                     1,240,484     22,862,120       506,348      7,828,137
         Shares redeemed                                                   (1,580,553)   (30,446,888)   (1,262,734)   (21,542,102)
                                                                           ----------    -----------    ----------    -----------
         Net increase                                                       4,688,822   $ 88,665,489     3,320,316   $ 55,204,750
                                                                           ==========    ===========    ==========    ===========

                                                                                            TEMPLETON BOND FUND
                                                                            ---------------------------------------------------
                                                                                     1996                         1995
                                                                           ------------------------      -----------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                          ----------    -----------     ---------    -----------
         Shares sold                                                          412,304   $  4,557,713       468,705   $  5,243,821
         Shares issued on reinvestment of distributions                       323,533      3,413,281       136,463      1,445,139
         Shares redeemed                                                     (578,367)    (6,386,418)     (538,060)    (6,025,869)
                                                                             --------     ----------      --------     ----------
         Net increase                                                         157,470   $  1,584,576        67,108   $    663,091
                                                                             ========     ==========      ========     ==========

                                                                                       TEMPLETON MONEY MARKET FUND
                                                                           ----------------------------------------------------
                                                                                    1996                          1995
                                                                          ------------------------      ------------------------
                                                                           SHARES         AMOUNT         SHARES         AMOUNT
                                                                         ----------    -----------     ----------    -----------
         Shares sold                                                      35,278,602   $ 35,278,602     40,985,931   $ 40,985,931
         Shares issued on reinvestment of distributions                      708,580        708,580      1,116,228      1,116,228
         Shares redeemed                                                 (42,624,735)   (42,624,735)   (54,468,880)   (54,468,880)
                                                                         -----------    -----------    -----------   ------------
         Net decrease                                                     (6,637,553)  $ (6,637,553)   (12,366,721)  $(12,366,721)
                                                                         ===========    ===========    ===========   ============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also directors or officers of Templeton Investment Counsel, Inc. (TICI), the investment manager for all the funds except Templeton Developing Markets Fund, Templeton Asset Management Ltd. (TAML), the Investment Manager for Templeton Developing Markets Fund, and Templeton Funds Annuity Company (TFAC), the administrative manager for all of the funds.

Templeton Stock, International, Asset Allocation and Bond Funds each pay a monthly investment management fee, equal on an annual basis, to 0.50% of its average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion, and 0.40% of such net assets in excess of $1.3 billion. Templeton Developing Markets Fund pays a monthly investment management fee, equal on an annual basis to 1.25% of its average daily net assets during the year. Templeton Money Market Fund pays a monthly investment management fee equal on an annual basis to 0.35% of its average daily net assets up to $200 million, 0.30% of such net assets from $200 million up to $1.3 billion, and 0.25% of such net assets in excess of $1.3 billion.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

On February 10, 1997, the Funds' shareholders approved an increase in management fees, effective May 1, 1997, for the Templeton Stock Fund, Templeton International Fund, and Templeton Asset Allocation Fund. Under the new fee arrangements, Templeton Stock Fund and Templeton International Fund each pay a monthly investment management fee, equal on an annual basis to .75% of its average daily net assets up to $200 million, .675% of such assets from $200 million up to $1.3 billion, and .60% of such assets in excess of $1.3 billion. Templeton Asset Allocation Fund pays a monthly investment management fee, equal on an annual basis to .65% of its average daily net assets up to $200 million,
 .585% of such assets from $200 million up to $1.3 billion, and .52% of such assets in excess of $1.3 billion.

Each Fund pays TFAC its allocable share of a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Funds, reduced to 0.135% of such assets in excess of $200 million, 0.10% of such assets in excess of $700 million, 0.075% of such assets in excess of $1.2 billion. TAML and TFAC have voluntarily agreed to reduce Templeton Developing Markets Fund's fees to the extent necessary in order to limit total expenses to an annual rate of 1.70% of the average net assets through May 1, 1997.

An officer of the Trust is a partner of Dechert Price & Rhoads, legal counsel for the Trust, which firm received fees for the year ended December 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

The cost of securities for federal income tax purposes is the same as that shown in the investment portfolios, except for International Fund and Developing Markets Fund, whose cost for tax purposes is $564,314,144 and $73,449,203, respectively. Realized gains and losses are reported on an identified cost basis.

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, and purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996, were as follows:

                                                                                        TEMPLETON      TEMPLETON
                                                                        TEMPLETON      DEVELOPING        ASSET         TEMPLETON
                                                        TEMPLETON      INTERNATIONAL     MARKETS       ALLOCATION        BOND
                                                          STOCK            FUND           FUND            FUND           FUND
                                                       ------------    ------------    -----------    ------------    -----------
Unrealized appreciation                                $173,065,018    $132,339,926    $ 3,716,414    $109,395,862    $ 1,077,778
Unrealized depreciation                                 (15,756,072)    (11,981,856)    (5,118,474)    (13,685,039)      (140,409)
                                                       ------------    ------------    -----------    ------------    -----------
Net unrealized appreciation (depreciation)             $157,308,946    $120,358,070    $(1,402,060)   $ 95,710,823    $   937,369
                                                       ============    ============    ===========    ============    ===========
Purchases                                              $211,301,102    $230,905,959    $63,612,797    $338,976,140    $43,992,121
                                                       ============    ============    ===========    ============    ===========
Sales                                                  $123,058,974    $ 43,946,841    $ 2,350,093    $258,933,174    $43,149,200
                                                       ============    ============    ===========    ============    ===========

At December 31, 1996, Bond Fund had tax basis capital losses of $2,039,250 which may be carried over to offset future capital gains. Such losses expire December 31, 2002.

5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

During the year ended December 31, 1996, Templeton Asset Allocation and Bond Funds have been parties to financial instruments with off-balance sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Funds with respect to their portfolio transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Funds' involvement in such contracts.

FORWARDS: A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date.

At December 31, 1996, the Asset Allocation and Bond Funds had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at each Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract:

                    TEMPLETON ASSET ALLOCATION FUND
                       Contracts to sell:
                          12,000,000 German mark for 7,772,272 U.S. dollars, February 3, 1997                $( 3,473)
                          12,000,000 German mark for 7,815,044 U.S. dollars, February 5, 1997                 (45,290)
                                                                                                             --------
                                                                                                              (48,763)
                             Unrealized gain from offsetting forward exchange contracts                       381,698
                                                                                                             --------
                       Net unrealized gain in forward exchange contracts                                     $332,935
                                                                                                             ========
                    TEMPLETON BOND FUND
                       Net unrealized gain from offsetting forward exchange contracts                        $108,433
                                                                                                             ========

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Templeton Stock Fund, Templeton International Fund, Templeton Developing Markets Fund, Templeton Asset Allocation Fund, Templeton Bond Fund and Templeton Money Market Fund series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1996, and the related statements of operations the statements of changes in net assets and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Stock Fund, Templeton International Fund, Templeton Developing Markets Fund, Templeton Asset Allocation Fund, Templeton Bond Fund and Templeton Money Market Fund series of Templeton Variable Products Series Fund as of December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                            [McGLADREY & PULLEN, LLP SIGNATURE]

New York, New York
January 31, 1997

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON STOCK SUB-ACCOUNT
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in Templeton Stock Fund (identified cost
   $179,384,808)                                              $329,352,936
                                                              ------------
Liabilities:
 Accrued expenses due related parties                              374,333
                                                              ------------
   Net assets                                                 $328,978,603
                                                              ============
Accumulation units outstanding                                 132,391,979
                                                              ============
Net asset value per unit                                      $   2.484883
                                                              ============

STATEMENT OF OPERATIONS
for the period ended December 31, 1996

Investment income:
 Dividends                                                       $ 5,615,980
Expenses:
 Mortality and expense risk and administrative
   charges                                                         4,230,315
                                                                 ------------
       Net investment income                                       1,385,665
Realized and unrealized gain on investments:
 Net realized gain from share transactions         $ 1,719,446
 Net realized gain distribution from Fund           25,763,307
 Net change in unrealized appreciation              29,236,460
                                                   --------------
       Net realized and unrealized gain                           56,719,213
                                                                 ------------
Net increase in net assets from operations                       $58,104,878
                                                                 ============

STATEMENTS OF CHANGES IN NET ASSETS
for the periods ended December 31,

                                                                                                          1996           1995
                                                                                                       ----------     ----------
Increase (decrease) in net assets:
 Operations:
   Net investment income                                                                              $  1,385,665   $    241,153
   Net realized gain                                                                                    27,482,753      2,684,934
   Net change in unrealized appreciation                                                                29,236,460     54,558,056
                                                                                                      -------------- ------------
       Net increase in net assets from operations                                                       58,104,878     57,484,143

 Accumulation unit transactions:
   Participant deposits                                                                                 13,456,097     13,155,785
   Participant transfers                                                                                 2,720,653     10,498,003
   Participant withdrawals                                                                             (37,955,669)   (29,718,626)
                                                                                                      -------------- ------------
       Net decrease from participant transactions                                                      (21,778,919)    (6,064,838)
                                                                                                      -------------- ------------
       Total increase in net assets                                                                     36,325,959     51,419,305
Net assets:
 Beginning of period                                                                                   292,652,644    241,233,339
                                                                                                      -------------- ------------
 End of period                                                                                        $328,978,603   $292,652,644
                                                                                                      ============== ============
Participant accumulation unit transactions (in units):
 Participant deposits                                                                                    6,175,518      7,097,806
 Participant transfers                                                                                     931,089      6,158,732
 Participant withdrawals                                                                               (16,948,229)   (15,894,569)

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT

TEMPLETON INTERNATIONAL SUB-ACCOUNT
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in Templeton International Fund (identified
   cost $77,152,940)                                                      $114,608,473
                                                                          ------------
Liabilities:
 Accrued expenses due related parties                                          130,328
                                                                          ------------
   Net assets                                                             $114,478,145
                                                                          ============
Accumulation units outstanding                                              62,848,326
                                                                          ============
Net asset value per unit                                                  $   1.821499
                                                                          ============

STATEMENT OF OPERATIONS
for the period ended December 31, 1996

Investment income:
 Dividends                                                                $ 1,489,608
Expenses:
 Mortality and expense risk and administrative
   charges                                                                  1,410,917
                                                                          -----------
       Net investment income                                                   78,691
Realized and unrealized gain on investments:
 Net realized gain from share transactions                $   108,745
 Net realized gain distribution from Fund                     434,469
 Net change in unrealized appreciation                     20,199,153
                                                          -----------
       Net realized and unrealized gain                                    20,742,367
                                                                          -----------
Net increase in net assets from operations                                $20,821,058
                                                                          ===========

STATEMENTS OF CHANGES IN NET ASSETS
for the periods ended December 31,

                                                              1996            1995
                                                          ------------    ------------
Increase in net assets:
 Operations:
   Net investment income (loss)                           $     78,691    $  (537,933)
   Net realized gain                                           543,214        419,177
   Net change in unrealized appreciation                    20,199,153     11,150,673
                                                          ------------    ------------
       Net increase in net assets from operations           20,821,058     11,031,917

 Accumulation unit transactions:
   Participant deposits                                      4,729,888      5,709,743
   Participant transfers                                     6,476,217        257,059
   Participant withdrawals                                  (6,247,179)    (4,184,076)
                                                          ------------    -----------
       Net increase from participant transactions            4,958,926      1,782,726
                                                          ------------    -----------
       Total increase in net assets                         25,779,984     12,814,643
Net assets:
 Beginning of period                                        88,698,161     75,883,518
                                                          ------------    -----------
 End of period                                            $114,478,145    $88,698,161
                                                          ============    ===========
Participant accumulation unit transactions (in units):
 Participant deposits                                        2,934,164      4,160,659
 Participant transfers                                       4,100,617        190,011
 Participant withdrawals                                    (3,773,826)    (2,977,608)


                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT

TEMPLETON DEVELOPING MARKETS SUB-ACCOUNT
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investment in Templeton Developing Markets Fund (identified
   cost $1,043,799)                                            $1,050,901
                                                               ----------
Liabilities:
 Accrued expenses due related parties                               1,195
                                                               ----------
   Net assets                                                  $1,049,706
                                                               ==========
Accumulation units outstanding                                  1,039,721
                                                               ==========
Net asset value per unit                                       $ 1.009604
                                                               ==========

STATEMENT OF OPERATIONS
for the period March 4, 1996 (commencement of operations) to December 31, 1996

Investment income:
 Dividends                                                         $    --
Expenses:
 Mortality and expense risk and administrative charges               2,887
                                                                   -------
       Net investment loss                                          (2,887)
Realized and unrealized gain on investments:
 Net realized gain from share transactions                $  440
 Net change in unrealized appreciation                     7,102
                                                          ------
       Net realized and unrealized gain                              7,542
                                                                   -------
Net increase in net assets from operations                         $ 4,655
                                                                   =======

STATEMENTS OF CHANGES IN NET ASSETS
for the period March 4, 1996 (commencement of operations) to December 31, 1996

Increase in net assets:
 Operations:
   Net investment loss                                                                                                 $   (2,887)
   Net realized gain                                                                                                          440
   Net change in unrealized appreciation                                                                                    7,102
                                                                                                                       ----------
       Net increase in net assets resulting from operations                                                                 4,655

 Accumulation unit transactions:
   Participant deposits                                                                                                    12,452
   Participant transfers                                                                                                1,032,869
   Participant withdrawals                                                                                                   (270)
                                                                                                                       ----------
       Net increase from participant transactions                                                                       1,045,051
                                                                                                                       ----------
       Total increase in net assets                                                                                     1,049,706
Net assets:
 Beginning of period                                                                                                           --
                                                                                                                       ----------
 End of period                                                                                                         $1,049,706
                                                                                                                       ==========
Participant accumulation unit transactions (in units):
 Participant deposits                                                                                                      12,449
 Participant transfers                                                                                                  1,027,542
 Participant withdrawals                                                                                                     (270)

                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
TEMPLETON ASSET ALLOCATION SUB-ACCOUNT
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in Templeton Asset Allocation Fund (identified
   cost $93,469,428)                                         $151,940,988
                                                             ------------
Liabilities:
 Accrued expenses due related parties                             175,261
                                                             ------------
   Net assets                                                $151,765,727
                                                             ============
Accumulation units outstanding                                 65,842,936
                                                             ============
Net asset value per unit                                     $   2.304966
                                                             ============

STATEMENT OF OPERATIONS
for the period ended December 31, 1996

Investment income:
 Dividends                                                      $ 4,389,083
Expenses:
 Mortality and expense risk and administrative
   charges                                                        2,027,587
                                                                -----------
       Net investment income                                      2,361,496
Realized and unrealized gain on investments:
 Net realized gain from share transactions       $ 1,922,688
 Net realized gain distribution from fund          3,443,160
 Net change in unrealized appreciation            15,661,290
                                                 -----------
       Net realized and unrealized gain                          21,027,138
                                                                -----------
Net increase in net assets from operations                      $23,388,634
                                                                -----------

STATEMENTS OF CHANGES IN NET ASSETS
for the periods ended December 31,

                                                                    1996              1995
                                                                -----------       -------------
Increase (decrease) in net assets:
 Operations:
   Net investment income                                        $  2,361,496       $  1,357,636
   Net realized gain                                               5,365,848            701,083
   Net change in unrealized appreciation                          15,661,290         23,331,096
                                                                ------------       -------------
       Net increase in net assets resulting from operations       23,388,634         25,389,815

 Accumulation unit transactions:
   Participant deposits                                            3,814,080         6,249,518
   Participant transfers                                          (4,371,058)          649,951
   Participant withdrawals                                       (14,534,788)      (10,605,951)
                                                                ------------      ------------
       Net decrease from participant transactions                (15,091,766)       (3,706,482)
                                                                ------------      ------------
       Total increase in net assets                                8,296,868        21,683,333
Net assets:
 Beginning of period                                             143,468,859       121,785,526
                                                                ------------      ------------
 End of period                                                  $151,765,727      $143,468,859
                                                                ============      ============
Participant accumulation unit transactions (in units):
 Participant deposits                                              1,824,205         3,513,751
 Participant transfers                                            (2,087,602)          396,067
 Participant withdrawals                                          (6,878,558)       (5,825,984)


                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT

TEMPLETON BOND SUB-ACCOUNT
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in Templeton Bond Fund (identified cost
   $19,188,417)                                               $19,882,257
                                                                ---------
Liabilities:
 Accrued expenses due related parties                              23,133
                                                                ---------
   Net assets                                                 $19,859,124
                                                                =========
Accumulation units outstanding                                 11,874,532
                                                                =========
Net asset value per unit                                      $  1.672413
                                                                =========

STATEMENT OF OPERATIONS
for the period ended December 31, 1996

Investment income:
 Dividends                                                      $2,034,457
Expenses:
 Mortality and expense risk and administrative
   charges                                                         266,513
                                                                  --------
       Net investment income                                     1,767,944
Realized and unrealized gain (loss) on
 investments:
 Net realized gain from share transactions          $  65,010
 Net change in unrealized depreciation               (339,894)
                                                      -------
       Net realized and unrealized loss                           (274,884)
                                                                  --------
Net increase in net assets from operations                      $1,493,060
                                                                  ========

STATEMENTS OF CHANGES IN NET ASSETS
for the periods ended December 31,

                                                                 1996          1995
                                                               ---------     ---------
Increase (decrease) in net assets:
 Operations:
   Net investment income                                      $ 1,767,944   $   629,024
   Net realized gain                                               65,010        35,668
   Net change in unrealized appreciation (depreciation)          (339,894)    1,695,419
                                                                ---------     ---------
       Net increase in net assets from operations               1,493,060     2,360,111

 Accumulation unit transactions:
   Participant deposits                                           395,604       981,131
   Participant transfers                                          426,791      (228,814)
   Participant withdrawals                                     (2,027,353)   (1,456,958)
                                                                ---------     ---------
       Net decrease from participant transactions              (1,204,958)     (704,641)
                                                                ---------     ---------
       Total increase in net assets                               288,102     1,655,470
Net assets:
 Beginning of period                                           19,571,022    17,915,552
                                                                ---------     ---------
 End of period                                                $19,859,124   $19,571,022
                                                                =========     =========
Participant accumulation unit transactions (in units):
 Participant deposits                                             253,615       665,160
 Participant transfers                                            268,583      (153,130)
 Participant withdrawals                                       (1,280,919)     (989,280)


                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX HOME LIFE ACCUMULATION ACCOUNT
TEMPLETON MONEY MARKET SUB-ACCOUNT
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
 Investments in Templeton Money Market Fund (identified cost
   $14,085,861)                                               $14,085,861
 Dividends receivable                                              62,971
                                                              -----------
   Total assets                                                14,148,832
                                                              -----------
Liabilities:
 Accrued expenses due related parties                              17,292
                                                              -----------
   Net assets                                                 $14,131,540
                                                              ===========
Accumulation units outstanding                                 10,596,971
                                                              ===========
Net asset value per unit                                      $  1.333545
                                                              ===========

STATEMENT OF OPERATIONS
for the period ended December 31, 1996

Investment income:
 Dividends                                                       $771,482
Expenses:
 Mortality and expense risk and administrative charges            218,563
                                                                 --------
       Net investment income                                     $552,919
                                                                 ========

STATEMENTS OF CHANGES IN NET ASSETS
for the periods ended December 31,

                                                                 1996             1995
                                                               ---------       ----------
Increase (decrease) in net assets:
 Operations:
   Net investment income                                      $   552,919     $    827,420
                                                              -----------     ------------
 Accumulation unit transactions:
   Participant deposits                                         6,603,501        5,338,600
   Participant transfers                                       (4,354,547)     (12,987,410)
   Participant withdrawals                                     (9,373,530)      (5,376,150)
                                                              -----------     ------------
       Net decrease from participant transactions              (7,124,576)     (13,024,960)
                                                              -----------     ------------
       Total decrease in net assets                            (6,571,657)     (12,197,540)
Net assets:
 Beginning of period                                           20,703,197       32,900,737
                                                              -----------     ------------
 End of period                                                $14,131,540     $ 20,703,197
                                                              ===========     ============
Participant accumulation unit transactions (in units):
 Participant deposits                                           5,010,494        4,238,896
 Participant transfers                                         (3,285,148)     (10,471,911)
 Participant withdrawals                                       (7,205,144)      (4,255,761)


                       SEE NOTES TO FINANCIAL STATEMENTS.

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

Phoenix Home Life Variable Accumulation Account (the Account) is a separate investment account of Phoenix Home Life Mutual Insurance Company (Phoenix) registered as a unit investment trust. The Account currently has six Sub-accounts to which Templeton Investment Plus contract values may be allocated and include the Templeton Stock, Templeton International, Templeton Developing Markets, Templeton Asset Allocation, Templeton Bond and Templeton Money Market which invest solely in a designated portfolio of Templeton Variable Products Series Fund (the Fund). Each series of the Fund has distinct investment objectives. Templeton Stock Fund is a capital growth common stock fund; the Templeton International Fund invests in stocks and debt obligations of companies and governments outside the United States; the Templeton Developing Markets Fund seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets; the Templeton Asset Allocation Fund invests in stocks and debt obligations of companies and governments and money market instruments seeking high total return; the Templeton Bond Fund seeks high current income through investing in debt securities, rated and unrated, in any category of companies, government and government agencies, and in debt securities which are convertible into common stock of such companies; and the Templeton Money Market Fund seeks current income, stability of principal and liquidity by investing in short-term money market instruments.

2. SIGNIFICANT ACCOUNTING POLICIES

A. VALUATION OF INVESTMENTS:

Investments are made exclusively in the Funds and are valued at the net asset value per share of the Series.

B. INVESTMENT TRANSACTIONS AND RELATED INCOME:

Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the last-in, first-out (LIFO) cost basis of the investment sold. Dividends from the Fund are recorded on the ex-dividend date.

C. INCOME TAXES:

The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal or state income taxes is required.

3. PURCHASES AND SALES OF SHARES OF TEMPLETON VARIABLE PRODUCTS SERIES FUND

Purchases and sales of the Fund for the period ended December 31, 1996 aggregated the following:

                                                                                                      PURCHASES         SALES
                                                                                                     -----------     -----------
         Templeton Stock Fund                                                                        $ 59,440,249    $ 54,013,551
         Templeton International Fund                                                                  22,431,305      16,923,750
         Templeton Developing Markets Fund                                                              1,181,062         137,703
         Templeton Asset Allocation Fund                                                               10,414,906      19,681,875
         Templeton Bond Fund                                                                            4,752,914       4,187,984
         Templeton Money Market Fund                                                                   35,621,649      42,182,027

4. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Phoenix provides all administrative services to the Account.

Phoenix assumes the risk that annuitants as a class may live longer than expected and that its expenses may be higher than its deductions for such expenses. In return for the assumption of these mortality and expense risks, Phoenix charges each Sub-account the daily equivalent of 0.40% on an annual basis of the current value of the Sub-account's net assets for mortality risks assumed and the daily equivalent of 0.85% on an annual basis for expense risks assumed.

The fees charged for mortality and expense risks assumed by Phoenix for the Templeton Stock, Templeton International, Templeton Developing Markets, Templeton Asset Allocation, Templeton Bond and Templeton Money Market Sub-accounts aggregated $3,845,741, $1,282,652, $2,625, $1,843,261, $242,285 and
$198,694, respectively, for the year ended December 31, 1996.

PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
Notes to Financial Statements

--------------------------------------------------------------------------------

As compensation for administrative services provided to the Account, Phoenix additionally receives $35 per year from each annuity contract prior to the contract's date of maturity. This cost-based charge is deducted from the Sub-account holding the assets of the participant or on a pro-rata basis from two or more Sub-accounts in relation to their values under the contract. Upon a full surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs. Phoenix Home Life received $487,811 for administrative services provided for the year ended December 31, 1996.

Phoenix also charges each Sub-account the daily equivalent of 0.125% on an annual basis of the current value of the Sub-account's net assets to cover its variable costs of administration, such as printing and distribution of participant mailings. The variable costs of administrative services provided by Phoenix for the Templeton Stock, Templeton International, Templeton Developing Markets, Templeton Asset Allocation, Templeton Bond and Templeton Money Market Sub-accounts aggregated $384,574, $128,265, $262, $184,326, $24,228 and $19,869,
respectively, for the year ended December 31, 1996.

Franklin Templeton Funds Distributors, Inc. is the principal underwriter and distributor for the Templeton Sub-accounts of the Account. Phoenix reimburses Franklin Templeton Funds Distributors for expenses incurred as underwriter. On surrender of a contract, surrender charges, which vary from 0-6% depending upon the duration of each contract deposit, are deducted from the proceeds and are paid to Phoenix as reimbursement for services provided. The surrender charges deducted and paid to Phoenix were $644,944 for the year ended December 31, 1996.

Templeton Investment Counsel, Inc. (TICI) serves as investment manager of the Templeton Stock, International, and Asset Allocation Funds; Templeton Global Bond Manager, a division of TICI, serves as investment manager of the Templeton Bond and Money Market Funds; and Templeton Asset Management Ltd., an independent wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), serves as investment manager of the Templeton Developing Markets Fund. The investment managers furnish the Funds with investment research and advice and supervise the investment programs for the Funds in accordance with each Series' investment objective, policies and restrictions. Templeton Stock, International, Asset Allocation and Bond Funds each pay a monthly investment management fee, equal on an annual basis, to 0.50% of the average daily net assets up to $200 million, 0.45% of such net assets from $200 million up to $1.3 billion and 0.40% of such net assets in excess of $1.3 billion. Templeton Developing Markets Fund pays a monthly investment management fee equal on an annual basis to 1.25% of its daily net assets; the Templeton Developing Markets Fund investment manager has agreed in advance to reduce its fee so as to limit the total expenses of the Fund to an annual rate of 1.70% of the Fund's average daily net assets until May 1, 1997. Templeton Money Market Fund pays a monthly investment management fee equal on an annual basis to 0.35% of its average daily net assets up to $200 million, 0.30% of such net assets from $200 million up to $1.3 billion and 0.25% of such net assets in excess of $1.3 billion.

Each Fund pays the business manager, Templeton Fund Annuity Company (TFAC), a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Funds, reduced to 0.135% of such assets in excess of $200 million, 0.10% of such assets in excess of $700 million and 0.075% of such assets in excess of $1.2 billion. TFAC provides certain administrative facilities and services for the Funds.

5. DISTRIBUTION OF NET INCOME

The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (the Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PRICE WATERHOUSE LLP                                                    [LOGO]
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and Participants of Phoenix Home Life Variable Accumulation Account

In our opinion the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Stock Sub-account, Templeton International Sub-account, Templeton Developing Markets Sub-account, Templeton Asset Allocation Sub-account, Templeton Bond Sub-account and Templeton Money Market Sub-account (constituting the Phoenix Home Life Variable Accumulation Account, hereafter referred to as the "Account") at December 31, 1996, the results of each of their operations for the periods then ended and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


[PRICE WATERHOUSE LLP SIGNATURE]

Hartford, Connecticut
February 12, 1997

                                     NOTES
                                    --------

                                     NOTES
                                    --------

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST -- Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
Companies Fund
Templeton Global Infrastructure Fund
Templeton Global
Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller
Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
Government Bond Fund
Franklin Templeton
Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME

Franklin Global Government
Income Fund
Franklin Templeton Hard
Currency Fund
Franklin Templeton High
Income Currency Fund
Templeton Americas
Government Securities Fund

GROWTH

Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES:

Franklin Templeton
Conservative Target Fund
Franklin Templeton
Moderate Target Fund
Franklin Templeton
Growth Target Fund

INCOME

Franklin Adjustable Rate
Securities Fund
Franklin Adjustable U.S.
Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment
Grade Income Fund
Franklin Short-Intermediate U.S.
Government Securities Fund
Franklin U.S. Government
Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:

Franklin Tax-Advantaged
High Yield Securities Fund
Franklin Tax-Advantaged
International Bond Fund
Franklin Tax-Advantaged U.S.
Government Securities Fund

FOR CORPORATIONS:

Franklin Corporate Qualified
Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES

Franklin Valuemark(R)
Franklin Templeton
Valuemark Income Plus
(an immediate annuity)

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY). **THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX. ***PORTFOLIO OF INSURED MUNICIPAL SECURITIES. TO ENSURE THE HIGHEST QUALITY OF SERVICE, TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS MAY BE MONITORED, RECORDED AND ACCESSED. THESE CALLS CAN BE DETERMINED BY THE PRESENCE OF A REGULAR BEEPING TONE. 12/96.1

[FRANKLIN TEMPLETON LOGO]                                         BULK RATE
FRANKLIN TEMPLETON                                                US POSTAGE
700 Central Avenue                                                  PAID
St. Petersburg, FL 33701                                           TMH,INC


This report must be preceded or accompanied by the Templeton Variable Products Series Fund prospectus which sets forth the costs, risks and advantages of an investment in the funds. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.



                                                        TIP A96 02197
                                                        [RECYCLE LOGO]





                               [GLOBE BACKGROUND]